MUTUAL FUND
                                 ANNUAL REPORT
                                                                 AUGUST 31, 2001

                                                         CLASS A, B AND C SHARES
                               [GRAPHIC OMITTED]
                                    WORLDMAP

TOP 50 WORLD FUND
TOP 50 EUROPE FUND
TOP 50 ASIA FUND
TOP 50 US FUND
EUROPEAN MID-CAP FUND
JAPANESE EQUITY FUND

                               [GRAPHIC OMITTED]
                                 A Member of the
                              Deutsche Bank Group

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Deutsche Investors Funds, Inc.
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TABLE OF CONTENTS

              LETTERS TO SHAREHOLDERS AND PERFORMANCE COMPARISONS .........  3
              ADDITIONAL PERFORMANCE INFORMATION .......................... 28

              DEUTSCHE INVESTORS FUNDS, INC.
                 Statements of Assets and Liabilities ..................... 48
                 Statements of Operations ................................. 50
                 Statements of Changes in Net Assets ...................... 52
                 Financial Highlights ..................................... 54
                 Notes to Financial Statements ............................ 72
                 Report of Independent Accountants ........................ 77
                 Tax Information .......................................... 77

              DEUTSCHE INVESTORS PORTFOLIOS TRUST
                 Schedules of Portfolio Investments ....................... 78
                 Statements of Assets and Liabilities ..................... 88
                 Statements of Operations ................................. 90
                 Statements of Changes in Net Assets ...................... 92
                 Financial Highlights ..................................... 94
                 Notes to Financial Statements ............................ 97
                 Report of Independent Accountants ........................102



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  The Funds are not insured by the FDIC and are not deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
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Deutsche Investors Funds, Inc.
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LETTERS TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present you with this newly-designed, combined annual report for the:
o Top 50 World Fund.
o Top 50 Europe Fund
o Top 50 Asia Fund
o Top 50 US Fund
o European Mid-Cap Fund, and
o Japanese Equity Fund.

In the pages that follow, you will find detailed reviews of the markets, the Portfolios in which your Funds invest, and the outlooks of our Portfolio management teams. Included are complete financial summaries of the Funds' operations for the twelve months ended August 31, 2001 and listings of the Portfolios' holdings.

The past year has clearly been a trying one for many investors, and as the Funds' new fiscal year began, the devastating events of September 11th stunned and saddened us all. Our thoughts and prayers go out to the victims, their loved ones and to everyone impacted by these tragedies. Our praise and gratitude go out to the untiring, heroic rescue workers. Our support goes out to our national leaders.

Even as some sense of order begins to return in the aftermath of such catastrophe, we know that a great deal of uncertainty still remains. While we cannot ease that uncertainty by predicting what will happen in the markets or the world in general, we can assure you that Deutsche Asset Management's operations are secure. We remain operational and able to provide you with reliable, accurate investment information.

We can also say that certain investment principles have been reinforced. Most importantly, the best way to evaluate your investment portfolios is not through short-term performance, but rather through perspective and patience. If you stay attentive to your long-term goals, then inevitable and periodic downturns in the markets are easier to endure. If you keep informed and make thoughtful decisions about your investments, then you avoid making emotion-driven mistakes. In times like these, discipline, judgment and a focus on fundamentals is crucial for both Deutsche Asset Management as managers and for our mutual fund investors.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. As always, we appreciate your support of the Funds, and we look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ Klaus Kaldemorgen
    -----------------
    Klaus Kaldemorgen
    on behalf of the Portfolio Management Teams
    September 18, 2001


TOP 50 WORLD FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the MSCI World Index. The Fund's Class A shares produced a return of -32.75% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -25.39% for the MSCI World Index. The Fund's Class B and Class C Shares each produced annual returns of -33.25% (excluding sales charges).

The Fund's performance was primarily due to an overweighting in the Information Technology sector during the first half of the Fund's fiscal year, which suffered as the US and global economies slowed, the NASDAQ Index weakened, corporate earnings disappointed and investors shifted their appetite from high growth stocks to value stocks. We gradually reduced the Fund's positions in the Information Technology sector over the annual period, increased its weightings in the Financial, Consumer and Pharmaceutical sectors and increased its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in technology. Other factors impacting Fund performance during the annual period were the relative underperformance of large-capitalization stocks versus mid-cap and small-cap stocks, the relative outperformance of cyclical stocks, which have low representation in the Fund, and the ripple effect of Information Technology corporate earnings weakness on other sectors of the equity markets. On a country basis, the indices of all countries represented in the Fund were down for the twelve months.

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Deutsche Investors Funds, Inc.
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LETTERS TO SHAREHOLDERS

More specifically, we acted early in the annual period to lighten the Fund's positions in Yahoo!, Oracle and Cisco, each of which were weak performers. Later in the first half, we replaced Yahoo! with Intel. Semiconductors were one of the first groups that were beaten down by investors, and we believe it could be one of the first to recover from an eventual upturn. We also removed Lucent Technologies from the Portfolio in February, as its fundamentals continued to worsen, and replaced it with the United Kingdom's Tesco, Europe's premier retailer, to further reduce the Fund's Telecommunications weighting and to position the Fund more defensively. It is worth noting that several Information Technology stocks in the Fund's Portfolio weathered the sector's weakness comparatively well. These included IBM, Microsoft and Taiwan Semiconductor.

Early in 2001, we added to Portfolio positions in Citigroup, Morgan Stanley and American Express, which rose on the back of two interest rate cuts by the US Federal Reserve Board in January. Since then, these stocks have been volatile, but have generally benefited from five additional interest rate cuts through the end of August 2001.

In the Consumer sector, we added to the Fund's holdings in Colgate, Procter and Gamble, Gillette, Daimler Chrysler and McDonald's, each of which performed well over the annual period overall. We replaced Hong Kong's HSBC Holdings with France's LVMH, as we believe the latter offers greater potential since its recapture of the leading position in the European luxury goods sector. We also added to certain Pharmaceutical positions, such as Bristol-Myers Squibb, Abbott Labs and Medtronic, which also held up relatively well during the annual period. In June 2001, we replaced Switzerland's Roche with US medical company Amgen, as we believe Amgen has a number of promising products in development.

The Energy sector generally held up well, as the price of oil remained above forecasted levels. In October 2000, we sold the Fund's position in Chevron and replaced it with Texaco after the planned acquisition was announced. We also lightened the Fund's position a bit in ExxonMobil in June 2001. The company had reported record first quarter net income and had benefited from high natural gas prices and refining profit margins, but then, like most energy stocks, came off its high in line with falling oil and natural gas prices in June.

We continued to seek global blue chip companies that dominated their respective industries, that demonstrated strong market position, exceptional ability to compete worldwide and excellent growth potential, and that were poised to benefit from powerful long-term trends in the world economy. Such trends include strong population growth in emerging markets, aging populations in industrialized nations, transitions to an information/communication society, expanding markets for brand-name products, and growing oil/energy consumption worldwide.

We stayed disciplined to our quality-oriented approach throughout the annual period, focusing on strong, growing companies in established industries and carefully monitoring the ever-shifting group of top 50 companies in the world. Based on this approach, several changes were made to the Portfolio during the fiscal year. In addition to those changes mentioned above:

o In December, we eliminated the Portfolio's position in Sweden's Ericsson, which disappointed, and established a smaller position in the US' Broadcom, in order to reduce the Fund's Telecommunications weighting.

o In January, Switzerland's Nestle announced that it would purchase the US' Ralston Purina, and so we took the opportunity to lock in profit and lightened the Fund's position in its Nestle holding.

o In March, we replaced Japan's Fujitsu with Japan's Fuji Foto Film and replaced Germany's SAP AG with Germany's Siemens.

INVESTMENT ENVIRONMENT
Overall, the annual period was not a good one for world equity markets, as the MSCI World Index and virtually all of the major country indices for the US, Japan, Germany, and elsewhere experienced dramatic weakness and high volatility. The performance of the world equity markets was due to anxiety in a number of areas.

AS THE ANNUAL PERIOD BEGAN, CONCERN THAT CONTINUED HIGH OIL PRICES WOULD LEAD TO QUICKENING INFLATION AND HIGHER INTEREST RATES DOMINATED, HITTING TECHNOLOGY AND FINANCIAL STOCKS PARTICULARLY HARD. Negative sentiment regarding high valuations and pre-announcements from various companies indicating slowing profit growth also had a severe impact. World equity markets were further buffeted by NASDAQ Index volatility, mixed signals about the health of the Japanese economy and a significantly stronger dollar. The euro reached its all-time low against the dollar on

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Deutsche Investors Funds, Inc.
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LETTERS TO SHAREHOLDERS

September 20th, prompting the European Central Bank, the Federal Reserve Board, the Bank of England and the Bank of Japan to intervene in the markets to boost the common currency. Oil companies such as Chevron and ExxonMobil reported record third-quarter earnings, as the price of crude oil and gas reached nine-year highs. Despite this, these companies' stock prices declined due primarily to profit taking.

WORLD EQUITY MARKETS WERE FURTHER RATTLED A FEW MONTHS LATER BY NEWS OF A CONTINUED ECONOMIC SLOWDOWN IN EUROPE AND ASIA. EVEN MORE WORRISOME THOUGH WAS THE CONFIRMATION OF A US SLOWDOWN. The US had been a major benefactor to the strength of the global economy as the world's largest importer. In an effort to avoid a recession and boost the US economy, the Federal Reserve Board lowered interest rates twice in January alone. Around the same time, the euro made significant gains against both the dollar and the yen, with Europe's GDP growth expected to outpace that of the US and Japan. The price of crude oil reached its lowest level in several months, as inventories in the US grew, easing fears of supply restraints. The result was that in January, the equity markets managed to recover some of the losses of the previous months, especially in the Financial Services sector. Even the Japanese equity market closed in positive territory for the first time in several months. Still, earnings reports were mixed, and consumer confidence fell to its lowest level since December 1996, both of which added to concerns about a recession in the US. In February, the world's equity markets fell again, due to weak US economic indicators, more disappointing corporate earnings warnings and higher crude oil prices, as the likelihood of an OPEC cut in output increased.

DURING THE SECOND HALF OF THE FISCAL YEAR, OPTIMISM SURROUNDING FIVE ADDITIONAL INTEREST RATE CUTS BY THE US FEDERAL RESERVE BOARD WAS GENERALLY SUPERCEDED BY CONTINUED CONCERN OVER CORPORATE PROFITS AND UNCERTAINTY REGARDING THE GLOBAL ECONOMY'S ABILITY TO RECOVER IN THE LATTER MONTHS OF 2001. The Information Technology sector continued to pull many world equity indices down with weak earnings announcements and gloomy prospects for the next several quarters. April saw many world equity markets rally, including those of the US, Europe and Japan, based on a few better than expected earnings reports. However, company-specific news continued to be very mixed, and the equity markets slowed again in May and June after a weaker than anticipated unemployment report in the US. The euro suffered significant losses as economic confidence in Europe continued to weaken, impacting the profits of such multi-national companies as Coca Cola and McDonalds. In July and August, US, European and Asian equity markets were all down, giving up gains made earlier in the spring. Continued negative outlook announcements from the Information Technology sector, bad tidings from the auto industry, anecdotal evidence of a weakening consumer and concern over slowing economies pushed major indices lower. In the last days of August, the Dow Jones Industrial Average broke 10,000 for the first time since April 2000 and the NASDAQ Index fell through the 1800 barrier. One bright spot was the euro's gain of over 3% against the dollar, as encouraging inflation data in the Eurozone added to hopes that the European Central Bank had room to cut interest rates further. Several companies, including the traditionally defensive Consumer Staples sector, saw gains.

OVERALL, THE INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS SECTORS PROVED TO BE AMONG THE WORST PERFORMING SECTORS FOR THE ANNUAL PERIOD, AS INVESTORS MOVED BACK INTO MORE TRADITIONAL AREAS OF THE MARKET, SUCH AS HEALTH CARE, FINANCIAL SERVICES AND CONSUMER STOCKS. ENERGY STOCKS ALSO HELD UP RELATIVELY WELL. Regionally, Asian and Pacific Rim markets outpaced the European equity markets. With a return of -24.39% for the twelve months ended August 31, 2001, the US market, as measured by the S&P 500 Index, underperformed the European and the Pacific ex-Japan markets as a whole, but outperformed Japanese markets. Within the world regions, Germany's DAX Index returned -26.2% in US dollar terms for the annual period. In Japan, the Nikkei 225 Index lost 42.5% of its value in US dollar terms over the twelve months.

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
Total Fina SA ................................3.05%
Procter & Gamble Co. .........................2.91
DaimlerChrysler AG ...........................2.69
Allianz AG ...................................2.67
GlaxoSmithKline Plc ..........................2.63
BP Amoco Plc .................................2.57
Citigroup, Inc. ..............................2.52
Sony Corp. ...................................2.43
Shell Transport & Trading Co. Plc ............2.42
L'Oreal SA ...................................2.38

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Deutsche Investors Funds, Inc.
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LETTERS TO SHAREHOLDERS

LOOKING AHEAD
For the near term, our outlook for the world equity markets remains cautious. Global economic growth, visibility of company revenues and profitability development and valuations continue to be significant investor concerns. Weakness in the Telecommunications sector may, in our view, be a protracted problem. The Information Technology sector will likely not bounce back quickly.

However, we do expect to see some world equity market recovery early in 2002. The lagged effects of the US Federal Reserve Board's aggressive monetary easing and a sharp upturn in liquidity have set the stage, in our view, for an eventual rally in world stock prices. We believe the Federal Reserve Board is likely to cut interest rates again before year-end 2001, and money supply growth is likely to stay high for many months ahead. In the US, we are also seeing anecdotal evidence of an improvement in the manufacturing sector through reports from the National Association of Purchasing Managers (NAPM) and others. US construction and housing prices have remained high, even through the last months' slowed economic growth. While there is not yet enough data to determine whether these positive signs are actually the beginning of trends, these manufacturing and housing numbers do often serve as effective leading economic indicators.

Similarly, we believe that Europe should hold up well for a recovery in the first half of next year. The framework has indeed been set by the European Central Bank for an economic recovery, and investors appear to be eager to see the translation of interest rate cuts to be evident in better company earnings forecasts. Also, many companies are continuing to restructure to take advantage of the common European market. We remain optimistic that corporate structural changes will lead to positive earnings growth ahead. Inflation and interest rates are generally low, and liquidity is still favoring equities instead of bonds. Thus, the long-term trends for European equities are still intact, despite the risks of the global economic slowdown.

The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Koizumi, the new Prime Minister, can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) Longer term, the outlook for Japan is positive, as from current conditions, upside potential seems greater than downside risk.

That said, we intend to maintain a somewhat defensive position for the Portfolio over the near term, with our allocation to cash and cash equivalents above 10%. Before further increasing the Portfolio's allocation to cyclical stocks or making other significant shifts in allocation, we await clearer signs of a blue chip recovery.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income.

Sincerely,




/S/ Klaus Kaldemorgen
    -----------------
    Klaus Kaldemorgen

/S/ Rainer Vermehren
    ----------------
    Rainer Vermehren
    on behalf of the Portfolio Management Team
    August 31, 2001

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PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 World Fund--Class A Shares, MSCI World Index and Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since October 2, 1997)

            Top 50 World-Class                        Lipper Global Equity
                 A Shares        MSCI World Index        Funds Average
            ------------------   ----------------     --------------------
10/02/97          10,000              10,000                  10,000
10/31/97           9,456               9,472                   9,381
11/30/97           9,704               9,638                   9,420
12/31/97           9,840               9,753                   9,527
01/31/98          10,008              10,024                   9,627
02/28/98          10,776              10,700                  10,315
03/31/98          10,912              11,151                  10,839
04/30/98          11,000              11,258                  10,990
05/31/98          11,128              11,115                  10,858
06/30/98          11,576              11,377                  10,925
07/31/98          11,560              11,357                  10,891
08/31/98           9,880               9,840                   9,244
09/30/98          10,200              10,013                   9,323
10/31/98          11,096              10,916                   9,929
11/30/98          11,840              11,563                  10,496
12/31/98          12,566              12,126                  11,023
01/31/99          12,744              12,391                  11,277
02/28/99          12,445              12,060                  10,943
03/31/99          13,352              12,560                  11,337
04/30/99          13,789              13,054                  11,865
05/31/99          13,271              12,575                  11,533
06/30/99          13,845              13,160                  12,207
07/31/99          13,854              13,119                  12,217
08/31/99          14,048              13,094                  12,209
09/30/99          13,748              12,965                  12,120
10/31/99          14,704              13,637                  12,653
11/30/99          15,238              14,019                  13,630
12/31/99          16,398              15,152                  15,298
01/31/00          15,835              14,282                  14,657
02/29/00          16,023              14,319                  15,738
03/31/00          16,602              15,307                  15,993
04/30/00          15,908              14,658                  15,039
05/31/00          15,198              14,286                  14,468
06/30/00          16,055              14,764                  15,111
07/31/00          15,467              14,346                  14,734
08/31/00          15,868              14,811                  15,440
09/30/00          14,937              14,022                  14,602
10/31/00          14,300              13,785                  14,095
11/30/00          13,336              12,947                  13,064
12/31/00          13,485              13,155                  13,465
01/31/01          13,553              13,414                  13,665
02/28/01          12,408              12,279                  12,495
03/31/01          11,400              11,464                  11,496
04/30/01          12,095              12,306                  12,335
05/31/01          11,942              12,134                  12,212
06/30/01          11,629              11,768                  11,902
07/31/01          11,425              11,611                  11,599
08/31/01          10,671              11,052                  11,115


                                                        CUMULATIVE TOTAL RETURNS      AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years      Since   1 Year   3 Years          Since
   August 31, 2001                                                   Inception 2                       Inception 2
------------------------------------------------------------------------------------------------------------------
 Top 50 World Fund
   Class A Shares                                   (32.75)%    8.01%    6.71%    (32.75)%    2.60%        1.67%
   Class B Shares                                   (33.25)%    5.60%   (6.39)%   (33.25)%    1.83%       (1.97)%
   Class C Shares                                   (33.25)%     n/a   (30.45)%   (33.25)%     n/a       (25.19)%
------------------------------------------------------------------------------------------------------------------
 MSCI World Index 3                                 (25.39)%   12.30%   10.52% 5  (25.39)%    3.94%        2.58% 5
------------------------------------------------------------------------------------------------------------------
 Lipper Global Equity Funds Average 4               (26.11)%   20.60%   11.15% 5  (26.11)%    6.05%        2.30% 5
------------------------------------------------------------------------------------------------------------------

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THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE
MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (36.45)%, THREE-YEAR 0.68%, SINCE INCEPTION 0.21%; CLASS B SHARES--ONE-YEAR (36.58)%, THREE-YEAR 0.86%, SINCE INCEPTION (2.86)%; CLASS C SHARES--ONE-YEAR (33.92)%, SINCE INCEPTION (25.19)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares October 2, 1997, Class B Shares May 4, 1998, Class C Shares May 31, 2000.

3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.

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LETTERS TO SHAREHOLDERS

TOP 50 EUROPE FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the MSCI Europe Index. The Fund's Class A shares produced a return of -25.47% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -21.42% for the MSCI Europe Index. The Fund's Class B and Class C shares produced annual returns of -26.09% and -26.05% (excluding sales charges), respectively. The Lipper European Region Funds Average returned -25.19% for the annual period.

The Fund's performance was primarily due to its exposure to the Technology, Media and Telecommunications (TMT) sectors during the first half of the fiscal year. We significantly reduced the Fund's positions in the TMT sectors over the second half, increased its weighting in the Financial and Consumer sectors and maintained a higher than average cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology.

More specifically, during the first half of the annual period, we trimmed the Fund's position in the Communications Equipment sector by reducing its investment in Sweden's Ericsson and Finland's Nokia and in the Telecommunications sector by cutting its position in Finland's Sonera. We sold German media company Kinowelt Medien because of its limited price potential and replaced it with Swiss Re, a company that ranks among the world's four largest, global reinsurance firms. In our view, Swiss Re management has a strong focus on shareholder value and maintains clear profit targets. As investors grew increasingly defensive, we took profits in companies like the United Kingdom's media company Reuters.

During the second half of the year, we further reduced the Fund's positions in several Technology companies. These included Germany's SAP and France's Cap Gemini. We also reduced the Fund's holding in the United Kingdom's media company WPP Group and completely sold its position in UK engineering firm Invensys. We reduced the Fund's holding in Germany's Fresenius Medical Care due to its limited price potential. We sold the Netherlands' Telecommunications company Equant and purchased France's LVMH, one of the leading luxury goods companies in the world. LVMH has demonstrated strong management, a clear focus on shareholder value and above-average earnings potential. During the summer, we reduced the Fund's positions in several Oil stocks, after the sector's strong relative performance. We increased positions in the United Kingdom's environmental services company Rentokil Initial and cyclical stocks such as Germany's chemical company BASF, the Netherlands' Financial Services company ING, and the United Kingdom's food retailer Tesco. We also increased the Fund's position in German manufacturer Siemens, which, after a correction of its stock price, has ambitious performance targets that portend well for its three-year earnings outlook.

Strong stock selection across the market sectors benefited the Fund. We continued to seek Europe's market-leading, blue chip companies that dominate their respective industries within Europe, that are participating in opportunities resulting from Economic Monetary Union (EMU), and that are committed to creating shareholder value in this new EMU frontier. Among the Fund's top performers during the second half of the fiscal year were Germany's Pharmaceutical company Altana, which reported earnings above expectations, mostly due to its successful product known as Protonix. The company also has two other promising products in its pipeline, which we believe could pave the way for Altana to grow at a faster pace than the pharmaceutical industry overall. France's Oil company Total Fina Elf, the United Kingdom's environmental services company Rentokil Initial and the Netherlands' Financial Services company ING performed well due to their high quality, low risk profile and good earnings visibility. Even within the Technology and Telecommunications sectors, several of the Fund's holdings performed relatively well, especially in April during a TMT-driven stock market rally. These included German software giant SAP and Finnish mobile equipment producer

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LETTERS TO SHAREHOLDERS

Nokia. Weaker performers in the Portfolio during the second half included Cap Gemini, Qiagen, Sonera and SGL Carbon.

INVESTMENT ENVIRONMENT
AS A WHOLE, EUROPE DECLINED 21.42% IN US DOLLAR TERMS DURING THE ANNUAL PERIOD ENDED AUGUST 31, 2001, AND EQUITY MARKET VOLATILITY REMAINED HIGH THROUGHOUT. European TMT stocks suffered, impacted by the weak NASDAQ Index and fears of a hard economic landing in the US. Investors favored more defensive sectors, such as Food, Financials and Pharmaceuticals. Utilities performed strongly due to good earnings visibility. Thus, the strongest European markets were those dominated by defensive industries, such as Switzerland and Italy, while those countries dominated by 'New Economy' stocks, such as Sweden and Finland, were among the worst performers. Overall, European markets responded well to merger and acquisition activity that continued in high gear throughout the period, as companies juggled for position and/or sought economies of scale in an enlarged 'domestic' market.

THE EUROPEAN CENTRAL BANK CONTINUED TO RAISE INTEREST RATES THROUGH OCTOBER 2000 IN RESPONSE TO GLOBAL INFLATION WORRIES. As in the US, these interest rate hikes were meant to prevent the global economy from overheating and to quell inflationary pressures. The combination of higher interest rates and higher energy prices hurt consumer spending particularly hard in Europe, as oil prices rose even more dramatically in euros than they did in dollars. After raising interest rates last on October 5, 2000, the European Central Bank finally gave markets a breather by leaving interest rates unchanged at its December 14 meeting, citing slower economic growth for the euro-region. When the US Federal Reserve Board lowered interest rates in January and expectations for economic recovery in the second half of 2001 increased, select European cyclical companies came into favor in anticipation of the European Central Bank following the US lead.

EQUITY MARKETS CONTINUED TO WEAKEN IN MARCH, BUT THEN SURGED IN APRIL AFTER RELATIVELY BENIGN CORPORATE PROFITS WERE REPORTED AND THE US FEDERAL RESERVE BOARD MADE ANOTHER UNEXPECTED CUT IN INTEREST RATES. Affected by NASDAQ Index gloom and rising fears of a global slowdown in technology spending, European Technology stocks bore heavy losses in March. Cyclical stocks were also hit by profit taking after a strong start in January upon investor concerns about the slowdown of Gross Domestic Product (GDP) growth worldwide. In April, equity markets posted positive results. An unexpected interest rate cut from the US Federal Reserve Board in combination with better than anticipated company earnings results led to a TMT-driven rally.

FROM MAY THROUGH AUGUST, THE EQUITY MARKETS RETRACED APRIL'S GAINS AND CONTINUED TO SUFFER WEAKNESS, AS EUROPEAN STOCKS COULD NOT ESCAPE THE GENERAL DOWNTURN IN INTERNATIONAL EQUITIES. The interest rate cuts from both the US Federal Reserve Board and the European Central Bank, which had finally followed the US lead in easing monetary policy in May and at the end of August, appeared to be priced in. Investor focus was on company earnings announcements, and global economic growth remained sluggish. The Technology and Telecommunications sectors continued to be the hardest hit. Defensive companies with strong earnings visibility, which had struggled a bit earlier in the spring, returned to favor. The Financial sector outperformed the broader market as well. Cyclical stocks and select growth-oriented stocks also performed comparatively well, as investors began to anticipate the potential recovery of the world economy. Generally, the volumes in the equity markets during July and August were low, due to summer holidays in most European countries.

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
Vivendi Universal ............................4.32%
Total Fina Elf SA ............................4.14
Aventis SA ...................................3.90
BASF AG ......................................3.74
Allianz AG ...................................3.34
SAP AG .......................................3.23
Commerzbank AG ...............................3.15
ING Groep NV .................................3.06
Elsevier NV ..................................2.97
Fresenius AG .................................2.88

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

LOOKING AHEAD
For the near term, global equity markets are still nervous, in our view, about the speed and depth of the global economic downturn and its impact on corporate revenues and earnings. Visibility regarding corporate profit development continues to be low and, accordingly, valuations appear to be vulnerable.

Investor confidence has also been hurt by the seemingly lagged effects of the US Federal Reserve Board's aggressive easing of interest rates and, after initial reluctance, of the long-awaited interest rate cuts by the European Central Bank. Hopes that this monetary policy would lead to an eventual rally in stock prices have yet to be fulfilled, and there is also no conclusive evidence to date that the US economy will see significant recovery in the next several months. The equity markets also suffered from low volumes. We believe that it will take some clearer trend of good company earnings news and of market stabilization for investors to gain back the much-needed confidence that will, in turn, serve to boost positive market development. With some signs that the bottom of the cycle should be behind us, we anticipate such an upturn in the first half of 2002.

On the positive side, the framework has indeed been set by the US and European central banks for an economic recovery, and investors appear to be eager to see the translation of interest rate cuts to be evident in better company earnings forecasts. Also, many companies are continuing to restructure to take advantage of the common European market. We remain optimistic that corporate structural changes will lead to positive earnings growth ahead. Inflation and interest rates are generally low, and liquidity is still favoring equities instead of bonds. Thus, the long-term trends for European equities are still intact, despite the risks of the global economic slowdown.

Given this outlook, it is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund management team's pursuit of the top 50 European growth stocks that are leaders in their industries with strong managements and competitive products more crucial than ever. We continue to seek companies with clear strategies and above-average earnings potential.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income.

Sincerely,

/S/ Klaus Martini
    -------------
    Klaus Martini

/S/ Udo Rosendahl
    -------------
    Udo Rosendahl
    on behalf of the Portfolio Management Team
    August 31, 2001

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Europe Fund--Class A Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since October 2, 1997)

           Top 50 Europe-Class                       Lipper European Region
                 A Shares        MSCI Europe Index        Funds Average
           -------------------   -----------------   -----------------------
10/02/97          10,000               10,000                10,000
10/31/97           9,680               10,000                10,000
11/30/97           9,688               10,156                10,089
12/31/97           9,808               10,530                10,303
01/31/98          10,128               10,971                10,688
02/28/98          10,712               11,831                11,551
03/31/98          11,104               12,677                12,462
04/30/98          11,376               12,925                12,786
05/31/98          12,008               13,190                13,204
06/30/98          12,080               13,338                13,193
07/31/98          12,136               13,605                13,439
08/31/98          10,424               11,896                11,568
09/30/98           9,592               11,424                10,926
10/31/98          10,608               12,341                11,672
11/30/98          10,608               13,001                12,263
12/31/98          10,824               13,574                12,720
01/31/99          10,720               13,489                12,826
02/28/99          10,432               13,151                12,448
03/31/99          10,384               13,298                12,477
04/30/99          10,744               13,697                12,802
05/31/99          10,216               13,042                12,298
06/30/99          10,560               13,265                12,605
07/31/99          10,760               13,391                12,748
08/31/99          10,720               13,531                12,837
09/30/99          10,616               13,429                12,788
10/31/99          11,032               13,926                13,206
11/30/99          11,664               14,305                14,013
12/31/99          13,048               15,774                15,737
01/31/00          12,720               14,654                15,060
02/29/00          14,064               15,422                16,829
03/31/00          13,944               15,798                16,648
04/30/00          13,200               15,105                15,751
05/31/00          13,056               14,984                15,456
06/30/00          13,080               15,309                15,793
07/31/00          13,352               15,067                15,670
08/31/00          13,176               14,894                15,686
09/30/00          12,584               14,200                14,884
10/31/00          12,320               14,095                14,477
11/30/00          11,640               13,554                13,719
12/31/00          12,420               14,492                14,638
01/31/01          12,396               13,806                14,623
02/28/01          11,505               12,598                13,499
03/31/01          10,427               11,652                11,812
04/30/01          11,205               12,468                12,573
05/31/01          10,605               11,708                12,038
06/30/01          10,241               11,306                11,614
07/31/01          10,046               11,334                11,544
08/31/01          9,820                11,039                11,324


                                                        CUMULATIVE TOTAL RETURNS    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years      Since    1 Year   3 Years       Since
   August 31, 2001                                                   Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 Top 50 Europe Fund
   Class A Shares                                 (25.47)%    (5.80)%   (1.80)%    (25.47)%   (1.97)%   (0.46)%
   Class B Shares                                 (26.09)%    (7.95)%  (14.21)%    (26.09)%   (2.72)%   (4.38)%
   Class C Shares                                 (26.05)%      n/a     (6.53)%    (26.05)%     n/a     (2.23)%
----------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3                              (21.42)%    (2.18)%   10.39% 5   (21.42)%   (0.73)%   2.55% 5
----------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 4           (25.19)%     3.84%    13.24% 5   (25.19)%    0.79%    2.84% 5
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (29.57)%, THREE-YEAR (3.80)%, SINCE INCEPTION (1.89)%; CLASS B SHARES--ONE-YEAR (29.79)%, THREE-YEAR (3.71)%, SINCE INCEPTION (5.23)%; CLASS C SHARES--ONE-YEAR (26.79)%, SINCE INCEPTION (2.23)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares October 2, 1997, Class B Shares March 30, 1998, Class C Shares September 2, 1998.

3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

TOP 50 ASIA FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the MSCI Pacific ex-Japan Index. The Fund's Class A shares produced a return of -38.70% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -18.36% for the MSCI Pacific Ex-Japan Index. The Fund's Class B and Class C shares produced annual returns of -39.16% and -39.14% (excluding sales charges), respectively. It should be noted that the MSCI Pacific Ex-Japan Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in Japanese equities. The Lipper Pacific Region Funds Average returned -34.56% for the annual period.

The Fund's performance was primarily due to its overweightings in the Information Technology sector and in Japan. The Fund's overweightings in the Financials and Consumer Cyclicals sectors were positive factors. These more defensive and interest-rate sensitive stocks outperformed upon hopes that a slowdown in the US economy would lead to a series of interest rate cuts, as they did, and ultimately to a US economic rebound, yet to be realized. Performance winners for the Portfolio were largely found among the Financial Services holdings, including Australia's AXA Asia Pacific Holdings and Australia & New Zealand Banking Group Ltd., Hong Kong's Cheung Kong Holdings Ltd., the Philippines' Benpres Holdings and Singapore's Overseas Union Bank. Outside of this sector, other top performers for the Fund during the period included India's Dr. Reddy's Laboratories Ltd. and Singapore's Star Cruises, Ltd.

Weaker performers in the Portfolio included semiconductor stocks, such as Taiwan's Advanced Semiconductor Engineering. These stocks suffered after a few of the big US personal computer-related companies such as Intel Corp. issued profit and/or revenue warnings and as growth in supply continued to exceed growth in demand. Other Technology stocks, like Taiwan's Asustek Computer and Hong Kong's Legend Holdings, weakened during most of the period on concerns of the regional impact of a worldwide technology sell-off, but then recovered somewhat later in the fiscal year, as analysts began to expect a recovery in the Information Technology sector. Weakness in Telecommunications stocks, such as China Mobile, persisted, impacted by similar weakness in both the NASDAQ Index and European Telecommunications sectors and by lower than expected average revenues per subscriber.

We continued to seek Asia's highest quality companies that are best poised to capitalize on the competitive positioning of their country, that tap Asia's growth potential, and that will lead their respective industries within Asia. For example, during the first half of the period, we added Japan's Bridgestone Corp., one of the world's largest automobile tire manufacturers, to the Portfolio. Bridgestone has aggressively moved toward overseas production and could benefit from a weaker yen against the US dollar. The stock had dropped significantly since August 2000, after a series of accidents in the US by cars equipped with tires produced by Bridgestone's subsidiary, Firestone. We believe, however, that the market overreacted.

Maintaining a longer-term perspective, the Fund's Class A and Class B shares have outperformed both the MSCI Pacific Ex-Japan Index and the Lipper Pacific Region Funds Average since their respective inception dates of October 14, 1997 and May 5, 1998.

INVESTMENT ENVIRONMENT
As a whole, Asia ex-Japan declined 18.36% in US dollar terms and Japan, as measured by the MSCI Japan Index, declined 33.29% in US dollar terms during the annual period.

THROUGHOUT THE ANNUAL PERIOD, TROUBLES IN THE INFORMATION TECHNOLOGY SECTOR DOMINATED THE ASIA EX-JAPAN EQUITY MARKETS. September 2000 was possibly the most difficult month for Asia ex-Japan equities since the summer of 1998, as markets dropped more than 10%. Equity markets were very nervous as a consequence of higher oil prices, rising US bond yields, concerns over restructuring in Korea, political concerns in Taiwan, and most importantly, worries over the technology cycle. Semiconductor stocks around Asia were hit hardest, and disappointment over demand drove Technology stocks as a whole lower. In April, the US Federal Reserve Board's surprise interest rate cut and

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

subsequent more positive economic outlook lifted Technology stocks and export-oriented stocks in particular. However, by July, several companies within the sector reported historically low utilization levels. On the other hand, Asian Financial Services and defensive stocks, such as Pharmaceuticals, performed well.

REGIONALLY, ASIA EX-JAPAN PRODUCED DRAMATICALLY DIFFERENT RESULTS DURING THE ANNUAL PERIOD.

o South Korea performed relatively well during the second half of the fiscal year, as shares of exporters benefited from the decline of its national currency and the US Federal Reserve Board's aggressive interest rate cuts. Domestic cyclical stocks benefited from an optimistic outlook for a US economic rebound.

o China was boosted by encouraging export and import trade figures as well as by domestic Gross Domestic Product (GDP) growth of more than 8% in the first calendar quarter of 2001.

o Australia's equity market was boosted by a recovery in its currency, by anticipation over future interest rate cuts, and by Rupert Murdoch's News Corporation, which posted strong gains after reporting continued global expansion of its satellite television business.

o Singapore had mixed performance. During the first half of the fiscal year, Singapore Airlines surprised on the upside and beat market expectations, boosting Singapore's equity market. In spite of higher fuel prices, a higher capacity utilization along with a better business mix resulted in higher margins for Singapore Airlines and therefore in a better yield. Singapore also benefited from significant banking consolidation during the second half of the period. United Overseas Bank (UOB), Singapore's second largest lender, acquired Overseas Union Bank (OUB), and Overseas China Bank
     (OCBC) acquired Singapore's smaller lender, Keppel Capital. On the other hand, Singapore suffered from the US economic slowdown, particularly as it impacted exports, and from exposure to collapsing Technology and Telecommunications stocks.

o The Hong Kong market was impacted during the period by concerns over a continued residential real estate market slump, from the US economic slowdown, particularly as it impacted exports, and from its exposure to Technology stocks. The market was also hurt by pending regulatory changes to mainland China's telecommunications policy. The market snapped back smartly in December, after the Chinese telecommunications minister confirmed that the new tariff reform policy would not be implemented in the near future. Also boosting Hong Kong's market was positive investor response to Star Cruises completing the requirements to finance its takeover of Norwegian Cruise Lines. However, the market declined again later in the fiscal period, as persistent weakness in the global Telecommunications sector as well as disappointing interim results from China Mobile depressed stock prices.

o Taiwanese stocks reached one of the lowest fundamental valuations in the decade in July 2001, primarily due to negative domestic GDP growth and to several semiconductor companies' reports of historically low utilization levels. On the positive side, the earnings reporting season ended for now, and the market appeared ready for a technical rebound. Several Taiwanese Technology stocks rebounded at the end of the period, as analysts expected a recovery within the sector.

o Political unrest in Indonesia and the Philippines weighed on the equity markets there.

FOR MOST OF THE ANNUAL PERIOD, THE JAPANESE EQUITY MARKET WAS DOWN DRAMATICALLY, AS THE NATION REMAINED MIRED IN DECLINING ECONOMIC ACTIVITY, A WEAKENING YEN, AN UNCERTAIN POLITICAL ENVIRONMENT AND PERSISTENT DEFLATION. Japan's banking sector continued to suffer from its long-standing problems with bad loans, exacerbated by each downturn in economic activity. Despite this major concern, the resignation of Prime Minister Mori and the election of Junichiro Koizumi as Prime Minister led to increased optimism that the Japanese economy may be on the cusp of change. Koizumi ran on promises of reform and stabilization of the yen. Such optimism was encouraged by the Bank of Japan's return on February 28th to a zero interest rate policy, which had been prematurely abandoned in August 2000. While the Japanese equity market was invigorated late in the first calendar quarter and early in the second by such investor optimism, much of the gain was then erased as fears of another recession started to emerge. In fact, the Japanese equity market reached a 16-year low in July 2001. The equity market eagerly awaited a firming up of the reform proposals of the new government, seemingly

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

more possible given the upper house elections confirming Koizumi and his party at the end of July. In mid-August, the Bank of Japan cut interest rates one more time, though modestly.

LOOKING AHEAD
The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Koizumi, the new Prime Minister, can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) Longer term, the outlook for Japan is positive, as from current conditions, upside potential seems greater than downside risk.

Elsewhere in Asia, concerns about slowing global economic growth, the global technology cycle, restructuring, commodity prices and the direction of the US economy are likely to continue to weigh on equities for the near term. However, profitability, domestic growth and attractive valuations are all supportive going forward. We believe Hong Kong may be the prime beneficiary of lower US interest rates, but Australia and Singapore are close to fair value. We remain bullish on China, which is experiencing among the highest real GDP growth in the region. Given that China is more insulated from the global economy and more dependent on domestic growth, this macroeconomic picture bodes well for its equity market.

Among sectors, we intend to continue to lower the Fund's exposure to Technology and to maintain a strong focus on Consumer Cyclical stocks and on interest rate sensitive stocks, such as banks, financial services and properties. These stocks could benefit, in our view, from falling interest rates in the US. This is because Hong Kong interest rates are coupled to US rates and interest rates in Singapore very often follow US trends.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income.

Sincerely,

/S/ Thomas Gerhardt
/S/ Klaus Kaldemorgen
/S/ Klaus Martini

Thomas Gerhardt, Klaus Kaldemorgen and Klaus Martini on behalf of the Portfolio Management Team
August 31, 2001

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
O.Y.L. Industries Berhad .....................5.20%
Sony Corp. ...................................4.47
Samsung Electronics ..........................4.13
Taiwan Semiconductor--ADR ....................3.80
Asustek Computer, Inc.--GDR ..................3.53
HSBC Holdings Plc ............................3.14
Hon Hai Precision--GDR .......................3.06
Malaysian Oxygen Berhad ......................2.73
Petrochina Co. Ltd. ..........................2.72
News Corporation Ltd. (The) ..................2.69

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Asia Fund--Class A Shares, MSCI Pacific ex-Japan Index and
Lipper Pacific Region Funds Average
Growth of a $10,000 Investment (since October 14, 1997)

               Top 50 Asia-Class         MSCI Pacific     Lipper Pacific Region
                    A Shares            Ex-Japan Index          Funds Average
               -----------------        --------------    ---------------------
10/14/97             10,000                 10,000                 10,000
11/30/97              8,800                  9,684                  9,495
12/31/97              8,456                  9,709                  9,120
01/31/98              8,152                  9,109                  8,916
02/28/98              9,352                 10,510                  9,579
03/31/98              9,112                 10,386                  9,312
04/30/98              8,832                  9,660                  8,954
05/31/98              7,912                  8,576                  8,197
06/30/98              7,304                  8,059                  7,743
07/31/98              7,400                  7,783                  7,746
08/31/98              6,544                  6,730                  6,896
09/30/98              6,728                  7,345                  7,059
10/31/98              8,000                  8,763                  7,843
11/30/98              8,776                  9,171                  8,351
12/31/98              9,228                  9,064                  8,538
01/31/99              9,139                  9,127                  8,528
02/28/99              8,867                  9,032                  8,371
03/31/99              9,940                  9,746                  9,303
04/30/99             11,647                 11,355                 10,296
05/31/99             11,294                 10,548                 10,035
06/30/99             13,433                 11,418                 11,451
07/31/99             14,602                 11,311                 11,946
08/31/99             15,051                 11,051                 12,176
09/30/99             14,755                 10,847                 12,312
10/31/99             15,403                 11,046                 12,801
11/30/99             17,967                 11,963                 14,222
12/31/99             20,488                 12,924                 16,009
01/31/00             19,849                 12,006                 15,233
02/29/00             21,429                 11,968                 15,470
03/31/00             21,521                 12,071                 15,820
04/30/00             19,244                 11,572                 14,165
05/31/00             17,321                 10,496                 13,004
06/30/00             18,749                 11,721                 13,930
07/31/00             16,951                 11,663                 12,744
08/31/00             17,690                 11,803                 13,264
09/30/00             15,582                 11,026                 12,149
10/31/00             14,456                 10,420                 11,150
11/30/00             13,706                 10,372                 10,754
12/31/00             13,153                 10,912                 10,298
01/31/01             14,153                 11,267                 10,639
02/28/01             13,123                 10,891                 10,036
03/31/01             12,314                  9,638                  9,330
04/30/01             12,963                 10,187                  9,807
05/31/01             12,753                 10,074                  9,762
06/30/01             12,683                 10,088                  9,685
07/31/01             12,074                  9,806                  9,088
08/31/01             10,844                  9,624                  8,754


                                                        Cumulative Total Returns    Average Annual Total Returns
   Periods Ended                                    1 Year    3 Years      Since    1 Year   3 Years       Since
   August 31, 2001                                                   Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 Top 50 Asia Fund
   Class A Shares                                   (38.70)%   65.71%   8.44%      (38.70)%   18.34%    2.11%
   Class B Shares                                   (39.16)%   62.31%  20.50%      (39.16)%   17.52%    5.77%
   Class C Shares                                   (39.14)%     n/a  (37.94)%     (39.14)%     n/a   (31.70)%
----------------------------------------------------------------------------------------------------------------
 MSCI Pacific ex-Japan Index 3                      (18.36)%   43.00%  (3.76)% 5   (18.36)%   12.66%   (0.99)% 5
----------------------------------------------------------------------------------------------------------------
 Lipper Pacific Region Funds Average 4              (34.56)%   32.66% (12.46)% 5   (34.56)%    9.35%   (3.74)% 5
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (42.07)%, THREE-YEAR 16.12%, SINCE INCEPTION 0.63%; CLASS B SHARES--ONE-YEAR (42.20)%, THREE-YEAR 16.79%, SINCE INCEPTION 4.97%; CLASS C SHARES--ONE-YEAR (39.75)%, SINCE INCEPTION (31.70)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares October 14, 1997, Class B Shares May 5, 1998, Class C Shares May 31, 2000.

3 The MSCI Pacific ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. 5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.

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                                       15
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

TOP 50 US FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the S&P 500 Index. The Fund's Class A Shares produced a return of -40.73% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -24.39% for the S&P 500 Index. The Fund's Class B and Class C Shares produced annual returns of -41.21% and -41.18% (excluding sales charges), respectively. All shares classes outperformed the Lipper Large Cap Growth Funds Average annual return of -41.90%.

The Fund's performance was primarily due to an overweighting in the Technology and Telecommunications sectors during the first half of the Fund's fiscal year and to mixed results from individual stock selection within the Technology sector during the second half of the period.

We gradually reduced the Fund's Technology and Telecommunications holdings to underweighted positions during the second half of the annual period. We had re-focused the Fund's holdings in these sectors during the early months of the corrective phase, shifting away from higher price/earnings and higher momentum names to 'growth at a reasonable price' equities. For example, we completely eliminated the Fund's positions in Yahoo!, LSI Logic, Intel, Corning, Nortel Networks and Vitesse Semiconductor. We then allocated those proceeds to leadership names including Microsoft, EMC, Cisco, Juniper Networks, Sanmina and Texas Instruments, as their valuations appeared to reflect deeply oversold levels. In our view, these US companies are aggressive and tenacious companies that continue to dominate their markets and maintain a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. We further believe that these leadership companies will be the primary beneficiaries at the first sign of an economic rebound.

When economic growth began to falter early in the Fund's fiscal year, we also increased the Fund's weightings in the more defensive areas of the market, such as Health Care, Energy and Utilities. During the Technology turmoil, these sectors benefited from investors' perception of them as safe haven investments. In anticipation of the Federal Reserve Board's change in bias from an interest rate tightening policy to an easing cycle, we also added to the Fund's Financial Services and Consumer Discretionary holdings. In fact, the Fund maintained overweighted positions in the Health Care, Financial Services, Consumer Discretionary and Capital Goods sectors, but the outperformance of these sectors was not sufficient to offset the Technology and Telecommunications sell-off during the fiscal period.

In Health Care, we added to the Fund's positions in Bristol-Myers Squibb and Pharmacia. Both of these companies have been refocusing their business models by selling non-strategic assets and concentrating on their pharmaceutical businesses with strengthening pipelines of new and existing products. We believe such strategies should lead to improved valuations over time. In the Utility sector, we sold AES Corp., as the international environment, in our view, is becoming more challenging for this company. With those proceeds, we purchased Duke Energy and El Paso Corp. We expect that these two companies will be among the beneficiaries of both deregulation in the US Utility markets and the resultant opportunities for the wholesale power industry. In the Consumer Discretionary sector, we trimmed the Fund's position in Wal-Mart Stores and purchased the premier cruise line operator Carnival Cruise. At the time of our purchase, Carnival Cruise was trading at 18 times expected 2001 earnings versus Wal-Mart, which was trading at 31 times expected 2001 earnings. In the Financial Services sector, we sold FleetBoston Financial and applied the proceeds to establish a position in Fannie Mae, the nation's largest provider of residential mortgages. Fannie Mae appears to be benefiting from a still strong housing market, as homeowners take advantage of historically low US interest rates to purchase new homes or to re-finance existing properties. We further believe that the significant backlog of mortgage requests through Fannie Mae should benefit its earnings for several more quarters ahead.

In the Energy sector, new additions to the Fund during the fiscal year included Baker Hughes, a diversified provider of oil field services and equipment. The company's domestic businesses have been picking up favorably for the company, and the international side of its operations is expected to follow suit and become an

--------------------------------------------------------------------------------
                                       16
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

increasingly greater contributor to overall company earnings. We also added Noble Drilling. This well-positioned energy services company is anticipated to be a beneficiary both of strengthening backlog in its exploration and production business and of the secular trend toward deep sea drilling. In the Consumer Staples sector, we added Estee Lauder to the Fund's holdings. The addition of this preeminent beauty care company was predicated upon expectations of a number of new product introductions in 2001.

INVESTMENT ENVIRONMENT
After equity valuations peaked in July 1999 at all-time highs of 35 times earnings, the equity market correction has been severe and protracted, especially for large-capitalization growth stocks. The S&P 500 Index's Technology and Telecommunications constituents were the weakest performers during the Fund's fiscal year with losses of 61.27% and 25.96%, respectively, as measured by the S&P Technology Index and the S&P Communication Services Index. All other S&P 500 sectors outperformed the S&P 500 Index during the annual period. The Consumer Staples and Health Care sectors were among the performance leaders.

AS WE HEADED INTO THE FUND'S NEW FISCAL YEAR, IT BECAME INCREASINGLY CLEAR THAT THE US ECONOMY HAD BEGUN TO SLOW FROM ITS TORRID PACE, PRIMARILY IN RESPONSE TO THE FEDERAL RESERVE BOARD'S TIGHTENING CYCLE. S&P 500 INDEX EARNINGS ESTIMATES BEGAN A RAPID AND PROLONGED ADJUSTMENT PROCESS THAT HAS NOT YET ENDED. The most dramatic earnings revisions occurred in the Technology sector. For several years, bellwether Technology stocks had been seen as impervious to a slowing US economy. But when bellwether Cisco Systems revealed in the fall of 2000 that it would slow its purchases due to high internal inventories, shock waves went through the equity markets and investor confidence in Technology stocks was severely damaged. In the ensuing months, earnings estimates for Technology stocks tumbled and earnings weakness spread to other sectors of the US economy and to overseas equity markets. The US economy's industrial cyclical sectors, such as Telecommunications, Basic Materials and Transportation, were especially impacted. The Consumer Cyclicals sector was affected to a somewhat lesser degree. Even the strongest, highest quality and best managed industry leaders, which are the focus of the Fund's investment strategy, were not spared.

After numerous announcements of earning shortfalls by blue-chip companies, the overly optimistic anticipated S&P 500 Index earnings growth rates quickly dissipated. US equity markets were also buffeted by growing evidence of a global economic slowdown, rising oil prices and a radically weaker euro that began to hamper US exports to Europe. Also weighing heavily on the equity markets was gridlock surrounding the presidential election.

ONCE THE FOCUS TURNED AWAY FROM THE US PRESIDENTIAL ELECTION, INVESTORS BEGAN TO ANTICIPATE A BIAS CHANGE IN FEDERAL RESERVE BOARD POLICY. THE EQUITY MARKETS SHIFTED TOWARD INTEREST-SENSITIVE SECTORS, SUCH AS CONSUMER CYCLICALS, FINANCIAL SERVICES AND BASIC MATERIALS. The Technology sector experienced a brief reprieve in January, as many stocks had reached attractive levels after year-end tax selling. The Federal Reserve Board acted decisively and aggressively, reducing interest rates seven times by a total of 3.00% through August 31, 2001. However, persistent negative earnings pre-announcements, a strengthening dollar and rising energy prices continued to pressure the economy. Corporations, in the face of waning demand and in a bid to preserve cash, began to slash capital expenditure budgets and to lay off employees.

ON THE OTHER HAND, FISCAL AND MONETARY ACTION TOGETHER ACTED AS A POWERFUL STIMULUS FOR THE AMERICAN CONSUMER, WHO ACCOUNTS FOR OVER 70% OF THE US GROSS DOMESTIC PRODUCT. THE CONSUMER CYCLICALS SECTOR SHOWED REMARKABLE RESILIENCE THROUGH HIGH EQUITY MARKET VOLATILITY, AS CONSUMER SPENDING WAS PROPELLED BY LOW US INTEREST RATES AND MORTGAGE RATES, MODERATING ENERGY PRICES, TAX REFUNDS AND PROSPECTS OF LOWER TAX RATES IN THE YEARS AHEAD. At the same time, the price-conscious American consumer was reaching for bargains. Consumer Discretionary stocks, such as Costco, Wal-Mart and Home Depot, were well-positioned in this environment and counted among the top performers among the Fund's holdings during the fiscal year. Carnival Cruise, the premier cruise line operator, also benefited from this supportive environment for consumers.

--------------------------------------------------------------------------------
                                       17
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
Bristol-Myers Squibb Co. .....................3.65%
General Electric Co. .........................3.49
Microsoft Corp. ..............................3.36
Tyco International Ltd. ......................3.32
Citigroup Inc. ...............................3.26
Pfizer Inc. ..................................3.20
Texas Instruments Inc. .......................3.17
Comcast Corp. ................................2.98
Johnson & Johnson ............................2.96
Exxon Mobil Corp. ............................2.85


LOOKING AHEAD
Going forward, the US equity markets and the US economy remain caught between the two opposing forces of the unwinding of the excesses of the late 1990s boom on the one hand and the powerful lift provided by easier fiscal and monetary policy on the other.

The corporate profit environment remains particularly challenging in the near term. We expect that the combined second and third calendar quarter periods of 2001 could well represent the earnings trough for this cycle with some stabilization to take hold in the fourth quarter of 2001 and into 2002. We believe that a sustainable improvement in productivity, combined with the lagged effects of fiscal and monetary stimuli, may well hold the economy above water. At the same time, while we might escape an economic recession, an earnings recession appears to be in full force. We currently expect year-over-year earnings growth for the S&P 500 Index to decline by 8% to 10%, but we anticipate positive year-over-year earnings growth in 2002. Price/earnings multiples seemed to have bottomed out in March 2001 and should, in our view, be supported at current levels of about 22 times the consensus S&P 500 Index earnings estimate by the outlook for benign inflation.

We anticipate that monetary and fiscal policy is likely to remain accommodative at least through the end of 2001. Once corporations finish clearing out inventories and paring back excess capacity, the onset of demand will likely improve the pricing environment and gross profit margins. Eventually, these developments are expected to have positive effects on employment rates and thus on improved consumer confidence and spending. The primary uncertainty in this scenario is the length of time this adjustment process will actually take, especially in view of slowing global economies. Historically, US equity markets and growth stocks in particular have often tended to regain traction during periods of declining and low interest rates. While past performance is no guarantee of future results, history may serve as a useful guide.

Given this outlook, we intend to keep the Fund underweight in Technology and Telecommunications stocks until a clearer picture emerges on the corporate inventory and capacity fronts. Within these sectors, we remain cautious but constructive on the storage industry and on optical companies. While we are seeing a temporary setback in capital spending due to uncertainty about the economy, we expect the storage and optics industries to return to a path of growth in due course. Telephone carrier companies around the world must continue to spend to upgrade their systems simply to stay competitive. The current higher-than-anticipated inventory levels continue to be worked off and once further in the process, the companies in the Fund's investment universe may once again return to dynamic growth driven by the relentless demand for bandwidth from voice, data and video streaming applications. We also intend to maintain the Fund's overweighted positions in the Health Care and Financial Services sectors, which continue to be driven by solid long-term fundamentals, demographic trends and a lower interest rate environment.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income.

Sincerely,

/S/ Owen B. Fitzpatrick
    -------------------
    Owen B. Fitzpatrick

/S/ Leo Grohowski
    -------------
    Leo Grohowski
    on behalf of the Portfolio Management Team
    August 31, 2001

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 US Fund--Class A Shares, S&P 500 Index and Lipper Large Cap Growth Funds Average Growth of a $10,000 Investment (since October 2, 1997)

                  Top 50 US-Class                     Lipper Large Cap Growth
                     A Shares        S&P 500 Index         Funds Average
                  ---------------    -------------    -----------------------
10/02/97              10,000             10,000                10,000
10/31/97               9,584              9,666                 9,635
11/30/97               9,976             10,114                 9,822
12/31/97              10,176             10,287                 9,917
01/31/98              10,344             10,402                10,058
02/28/98              11,152             11,152                10,858
03/31/98              11,616             11,723                11,373
04/30/98              11,704             11,841                11,560
05/31/98              11,408             11,637                11,259
06/30/98              12,024             12,110                11,969
07/31/98              11,936             11,980                11,881
08/31/98              10,096             10,250                 9,911
09/30/98              10,696             10,904                10,646
10/31/98              11,456             11,792                11,311
11/30/98              12,408             12,508                12,122
12/31/98              13,624             13,228                13,481
01/31/99              13,944             13,781                14,419
02/28/99              13,440             13,352                13,824
03/31/99              14,168             13,887                14,693
04/30/99              14,192             14,424                14,737
05/31/99              13,864             14,084                14,243
06/30/99              14,880             14,865                15,270
07/31/99              14,384             14,401                14,796
08/31/99              14,312             14,331                14,830
09/30/99              14,024             13,938                14,762
10/31/99              15,016             14,820                15,823
11/30/99              15,544             15,124                16,812
12/31/99              17,440             16,012                19,074
01/31/00              16,616             15,208                18,364
02/29/00              16,784             14,921                19,978
03/31/00              17,768             16,380                20,863
04/30/00              16,728             15,887                19,483
05/31/00              15,864             15,561                18,236
06/30/00              16,872             15,946                19,649
07/31/00              16,720             15,697                19,236
08/31/00              17,872             16,672                20,969
09/30/00              16,768             15,791                19,500
10/31/00              16,384             15,725                18,382
11/30/00              14,488             14,482                15,839
12/31/00              14,560             14,553                15,857
01/31/01              15,160             15,069                16,286
02/28/01              13,000             13,695                13,846
03/31/01              11,680             12,827                12,207
04/30/01              12,736             13,824                13,433
05/31/01              12,528             13,917                13,342
06/30/01              11,896             13,578                12,955
07/31/01              11,512             13,444                12,482
08/31/01              10,592             12,603                11,497

                                                        CUMULATIVE TOTAL RETURNS    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years      Since    1 Year   3 Years       Since
   August 31, 2001                                                   Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 Top 50 US Fund
   Class A Shares                                  (40.73)%    4.91%     5.92%     (40.73)%   1.61%      1.48%
   Class B Shares                                  (41.21)%    2.55%   (10.08)%    (41.21)%   0.84%     (3.03)%
   Class C Shares                                  (41.18)%     n/a     (1.84)%    (41.18)%    n/a      (0.62)%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index 3                                   (24.39)%   22.94%    26.03% 5   (24.39)%   7.13%      6.08% 5
----------------------------------------------------------------------------------------------------------------
 Lipper Large Cap Growth Funds Average 4           (41.90)%   16.56%    14.97% 5   (41.90)%   4.92%      3.27% 5
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (43.99)%, THREE-YEAR (0.29)%, SINCE-INCEPTION 0.02%; CLASS B SHARES--ONE-YEAR (44.15)%, THREE-YEAR (0.15)%, SINCE INCEPTION (3.88)%; CLASS C SHARES--ONE-YEAR (41.77)%, SINCE INCEPTION (0.62)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CSDC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CSDC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares October 2, 1997, Class B Shares March 18, 1998, Class C Shares September 2, 1998.

3 The S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.

--------------------------------------------------------------------------------
                                       19
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

EUROPEAN MID-CAP FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the MSCI Europe Index. The Fund's Class A shares produced a return of -44.09% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -21.42% for the MSCI Europe Index. The Fund's Class B and Class C shares produced annual returns of -44.48% and -44.46%, respectively (excluding sales charges) . The Lipper European Region Funds Average returned -25.19% for the annual period 1.

The Fund's performance was primarily due to its exposure to the Technology sector and to the technology-heavy 'New Markets.' We gradually reduced the Fund's positions in the Technology sector over the first half of the annual period, decreasing the percentage of Technology equity holdings from over 30% in September and October to less than 10% throughout the second half of the period. We also increased the Fund's exposure to European markets outside of Germany as well as its holdings in attractive, more traditionally defensive sectors like Special-Chemicals and Pharmaceuticals and Consumer Cyclicals. However, such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology.

More specifically, the Fund reduced or sold completely some of its positions traded on Germany's Neuer Markt, the regulated market segment of the German Stock Exchange specializing in younger, innovative companies. These included RTV Family Entertainment, Intershop Communications, ACG and Telesens. We redeployed some of those assets into Finland, Sweden and Italy, where we saw select interesting companies, especially within life insurance and telecommunications equipment suppliers. We also increased weightings in the United Kingdom, Spain, Switzerland and Scandinavia. Within the Special-Chemicals and Pharmaceuticals sectors, Germany's Altana and Fresenius were strong performers. Within the Consumer sector, Germany's Escada, Gerry Weber International and Wella and the United Kingdom's Signet performed well. During April, when the equity markets posted strong overall gains, several Neuer Markt companies also rebounded, including Biodata Information Technology and CE Consumer Electronics. Neuer Markt media company In-Motion outperformed in May.

New purchases for the Fund in the second half included UK real estate company Canary Wharf, Swiss cement producer Holderbank, Finnish paper company Stora Enso, Italian merchant bank Mediobanca, UK business service company Rentokil, and Spanish utility Union Fenosa. We sold the Fund's holdings in Kamps in July after the Germany bakery chain continued to disappoint with its earnings expectations and reduced the Portfolio's holdings in Germany's small investment bank broker Gold-Zack AG, as initial public offering activity and investment banking remained sluggish.

INVESTMENT ENVIRONMENT
As the Fund's fiscal year began in September 2000, mid-cap European stocks outperformed their larger cap brethren. Blue-chips and growth stocks underperformed, as investors became increasingly concerned about the impact of higher oil prices and the weak euro on global economic growth on the one hand and inflationary and interest rate pressures on the other. In this scenario, the more domestically-oriented and moderately valued mid-caps were the relative winners.

By the fourth calendar quarter, mid-cap European stocks were impacted, along with the broader equity markets, by investor concerns over higher oil prices, the weak euro, inflationary pressures and disappointing company news from US and German companies. The 'New Markets' and Technology stocks were particularly affected. In November, the German Neuer Markt lost approximately 30% of its value. In December, the Neuer Markt lost further ground due to the increasing uncertainty of some Technology companies' earnings visibility, company-specific disappointments and profit warnings. Investors fled the higher risk tech stocks in search for perceived safety havens in more defensive equity sectors.

--------------------------------------------------------------------------------
1    The Fund's performance was impacted by gains from initial public offerings
     (IPOs) purchased in 2000 during a period when the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance.
--------------------------------------------------------------------------------

                                       20
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

The new year started with the same volatility as 2000 had ended for the mid-cap European stock markets. Hopes for a new year rally were not fulfilled, although the markets did not lose ground in January, closing virtually flat. When the US Federal Reserve Board lowered interest rates in January and expectations for economic recovery in the second half of 2001 increased, select European Technology and cyclical companies came into favor in anticipation of the European Central Bank following the US lead. February was again a difficult month, especially for Technology stocks, which could not hold on to January's gains. Impacted by the NASDAQ Index and hurt by disappointing company earnings and profit reports, the German Neuer Markt lost about 25% of its value for the month. Such nervousness was not limited to Germany, but hit Technology companies across Europe. On the bright side, Consumer stocks and more defensive sectors performed well.

Equity markets continued to weaken in March, but then surged in April after relatively benign corporate profits were reported and the US Federal Reserve Board made another unexpected cut in interest rates. Affected by NASDAQ Index gloom and rising fears of a global slowdown in technology spending, European Technology stocks bore heavy losses in March, with the German Neuer Markt losing more than 20% in a single month. The more conservative sectors suffered as well. In April, some of the oversold Neuer Markt companies posted significant increases, but Consumer-related stocks pared gains.

From May through August, the equity markets retraced April's gains and continued to suffer weakness. The interest rate cuts from the US Federal Reserve Board followed by those made by the European Central Bank in May and again at the end of August appeared to be priced in. Investor focus was on company earnings announcements, and global economic growth remained sluggish. The Technology sector continued to be the hardest hit, and Telecommunications companies, especially within the small-cap and mid-cap segments of the market, were hurt significantly as well.

LOOKING AHEAD
For the near term, global equity markets are still nervous, in our view, about the speed and depth of the global economic downturn and its impact on corporate revenues and earnings. Visibility regarding corporate profit development continues to be low and, accordingly, valuations appear to be vulnerable.

Investor confidence has also been hurt by the seemingly lagged effects of the US Federal Reserve Board's aggressive easing of interest rates and, after initial reluctance, of the long-awaited interest rate cuts by the European Central Bank. Hopes that this monetary policy would lead to an eventual rally in stock prices have yet to be fulfilled, and there is also no conclusive evidence to date that the US economy will see significant recovery in the next several months. The equity markets also suffered from low volumes. We believe that it will take some clearer trend of good company earnings news and of market stabilization for investors to gain back the much-needed confidence that will, in turn, serve to boost a positive market development. With some anecdotal signs that the bottom of the cycle should be behind us, we anticipate such an upturn in the first half of 2002.

On the positive side, the framework has indeed been set by the US and European central banks for an economic recovery, and investors appear to be eager to see the translation of interest rate cuts to be evident in better company earnings forecasts. Also, certain equity sectors

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
Altana AG ....................................2.70%
Groupe Bruxelles Lambert SA ..................2.33
Mediobanca SPA ...............................2.31
AVA Allgemeine Handelsgesellschaft
  der Verbraucher AG .........................1.99
Degussa AG ...................................1.91
Porsche AG ...................................1.83
Qiagen NV ....................................1.82
Altran Technologies SA .......................1.81
Wella AG .....................................1.77
WCM Beteiligungs & Grund AG ..................1.73

                                       21
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Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

that historically turn early in a cycle, such as semiconductors within the Technology sector and Basic Resources, appear to be manifesting optimistic indicators.

We feel the longer-term outlook for European small and medium-sized companies, in particular, is comparatively encouraging. On the one hand, the US economic slowdown led to a considerable slump in European economies. In turn, the impact on small-cap and mid-cap companies generally geared more toward domestic economic growth was significant. On the other hand, however, favorable changes in German and other European countries' tax policies are boosting corporate profit development in these companies. We believe the greater positive effect on small-cap and mid-cap European companies may result from increased corporate activity in 2002. Not only will European companies within the Economic and Monetary Union likely continue to seek to take advantage of the new opportunities created by an enlarged 'domestic' market, but European companies' shareholdings will be able to be sold off income-tax free starting next year. Those smaller European companies where there still tends to be significant percentages of family ownership and/or large holdings by affiliated companies, may benefit from such tax reform even more than their large-cap brethren.

Given this outlook, it is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund management team's pursuit of an effective mix of growth and value European stocks that are leaders in their industries more crucial than ever. We intend to continue to reduce the Fund's positions in the Technology sector and increase its weightings in traditionally defensive, moderately valued stocks. We are particularly looking at investment opportunities in the Basic Resources and Engineering industries and in select Consumer Cyclical stocks.

We believe the Fund's investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income.

Sincerely,

/S/ Klaus Martini
    -------------
    Klaus Martini

/S/ Claudia Rathgeb
    ---------------
    Claudia Rathgeb
    on behalf of the Portfolio Management Team
    August 31, 2001

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

European Mid-Cap Fund--Class A Shares, MSCI Europe Index, Dow Jones STOXXSM Mid 200 Index, MDAX Index and Lipper European Region Funds Average Growth of a $10,000 Investment (since October 17, 1997)


         European Mid-Cap      MSCI        Dow Jones                     Lipper
           Equity-Class       Europe     STOXX Mid 200      MDAX        European
             A Shares         Index          Index         Index      Funds Average
         ----------------     ------     -------------     ------     -------------
10/17/97       10,000         10,000         10,000        10,000         10,000
11/30/97        9,552         10,154         10,017         9,819         10,089
12/31/97        9,520         10,525         10,139         9,683         10,303
01/31/98        9,912         10,963         10,396         9,938         10,688
02/28/98       10,552         11,820         11,234        10,595         11,551
03/31/98       11,232         12,662         12,289        11,203         12,462
04/30/98       12,016         12,907         12,654        11,710         12,786
05/31/98       12,568         13,169         13,119        12,317         13,204
06/30/98       12,648         13,313         12,682        12,043         13,193
07/31/98       13,088         13,576         12,831        12,286         13,439
08/31/98       11,376         11,868         11,322        10,610         11,568
09/30/98       10,680         11,394         10,807        10,414         10,926
10/31/98       11,104         12,306         11,611        10,919         11,672
11/30/98       11,576         12,961         11,915        11,059         12,263
12/31/98       11,898         13,527         12,291        10,998         12,720
01/31/99       11,890         13,440         12,343        10,275         12,826
02/28/99       11,695         13,099         12,192        10,081         12,448
03/31/99       11,330         13,242         12,178         9,828         12,477
04/30/99       11,703         13,637         12,654         9,835         12,802
05/31/99       11,363         12,982         12,229         9,683         12,298
06/30/99       11,873         13,201         12,477         9,916         12,605
07/31/99       12,335         13,323         12,837        10,512         12,748
08/31/99       12,384         13,459         12,951        10,473         12,837
09/30/99       12,100         13,355         12,785        10,498         12,788
10/31/99       12,417         13,846         12,672        10,189         13,206
11/30/99       13,276         14,220         12,964         9,876         14,013
12/31/99       15,328         15,677         14,328         9,928         15,737
01/31/00       16,030         14,561         13,339         9,698         15,060
02/29/00       20,875         15,320         14,486         9,876         16,829
03/31/00       19,503         15,690         14,245        10,268         16,648
04/30/00       17,959         14,997         13,306         9,794         15,751
05/31/00       17,109         14,875         13,391        10,061         15,456
06/30/00       17,485         15,194         13,688        10,184         15,793
07/31/00       17,812         14,951         13,772        10,584         15,670
08/31/00       18,049         14,775         13,682        10,427         15,686
09/30/00       16,766         14,084         13,240        10,518         14,884
10/31/00       15,001         13,977         12,901        10,092         14,477
11/30/00       12,844         13,436         12,405         9,842         13,719
12/31/00       13,633         14,362         13,270        10,587         14,638
01/31/01       13,548         14,368         13,487        10,737         14,623
02/28/01       12,588         13,107         12,930        10,773         13,499
03/31/01       11,025         12,129         11,596         9,741         12,324
04/30/01       11,425         12,991         12,346         9,857         13,117
05/31/01       11,008         12,358         12,106         9,639         12,556
06/30/01       10,490         11,891         11,755         9,828         12,111
07/31/01       10,312         11,920         11,678         9,851         12,035
08/31/01       10,091         11,610         11,577         9,876         11,801

                                                        CUMULATIVE TOTAL RETURNS    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years      Since    1 Year   3 Years       Since
   August 31, 2001                                                   Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 European Mid-Cap Fund
   Class A Shares                                  (44.09)%   (11.29)%   0.91%     (44.09)%  (3.92)%    0.23%
   Class B Shares                                  (44.48)%   (13.36)% (13.01)%    (44.48)%  (4.67)%   (3.99)%
   Class C Shares                                  (44.46)%      n/a   (11.65)%    (44.46)%    n/a     (4.05)%
----------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3                               (21.42)%    (2.18)%  16.10% 7   (21.42)%  (0.73)%    3.97% 7
----------------------------------------------------------------------------------------------------------------
 Dow Jones STOXX SM Mid 200 Index 4                (15.39)%     2.25%   15.77% 7   (15.39)%   0.74%     3.89% 7
----------------------------------------------------------------------------------------------------------------
 MDAX Index 5                                      (5.28)%    (6.91)%   (1.24)% 7   (5.28)%  (2.36)%   (0.32)% 7
----------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 6            (25.19)%     3.84%   18.01% 7   (25.19)%   0.79%     4.03% 7
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (47.17)%, THREE-YEAR (5.71)%, SINCE INCEPTION (1.22)%; CLASS B SHARES--ONE-YEAR (47.26)%, THREE-YEAR (5.63)%, SINCE INCEPTION (4.84)%; CLASS C SHARES--ONE-YEAR (45.02)%, SINCE INCEPTION (4.05)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

     THE FUND'S PERFORMANCE WAS IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS
     (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE.

2 Inception dates: Class A Shares October 17, 1997, Class B Shares March 30, 1998, Class C Shares September 2, 1998.

3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. On June 25, 2001 the Fund changed its primary benchmark from the MDAX Index to the MSCI Europe Index as the MSCI Europe Index more closely reflects the sectors in which the Fund invests. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 The Dow Jones STOXX SM Mid 200 Index is a subset of the Dow Jones STOXX SM Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalizations are between the top 70% and 90% of the TMI. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

5 The MDAX Index is an unmanaged total return index of 70 mid-sized German companies. It is comprised of the DAX 100 Index, less those companies in the DAXIndex, an index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange .Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

7 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

JAPANESE EQUITY FUND

FUND PERFORMANCE
For the fiscal year, the Fund underperformed its benchmark, the MSCI Japan Index. The Fund's Class A shares produced a return of -37.79% (excluding sales charges) for the twelve months ended August 31, 2001, as compared to -33.29% for the MSCI Japan Index. The Fund's Class B and Class C shares produced annual returns of -38.32% and -38.27% (excluding sales charges), respectively. All share Classes outperformed the Lipper Japanese Funds Average annual return of -40.42%.

The Fund's performance was primarily due to its overweighting in the Information Technology sector during the first half of the annual period, which continued to face the 'New Japan' versus 'Old Japan' challenges we saw toward the end of the last fiscal year. We gradually reduced the Fund's weighting in Information Technology stocks, increased its weighting in select defensive sectors such as Mining, Air Transport, Utilities and Real Estate, and increased its cash position. However, such strategies were not enough to completely offset the impact of a worldwide sell-off in technology.

In November, increasingly negative sentiment toward Japanese politics and the Japanese economy led to a reversal of the downward trend of the US dollar versus the yen. Due to signs of macroeconomic data peaking out and of growing concern about the government debt situation, the Japanese yen depreciated further against the US dollar in December and continued to experience weakness through March. By May, the Japanese yen was demonstrating strength versus the US dollar and the euro, but then reversed again in July given the increasingly poor macro-environment. Our management team's currency hedging strategies contributed positively to Fund performance throughout the annual period.

The Fund's exposure to stocks like real estate firm Mitsui Fudosan, Tokyo Electric Power and human resources outplacement company Drake Beam Morin boosted the Fund's relative performance for the annual period. On the other hand, Sony, NTT Mobile and factory automation firm Fanuc were weak performers.

Throughout, we continued to seek those internationally known Japanese companies with a clearly defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. We also sought those companies best positioned to benefit from the trends of deregulation and trade liberalization and those that are focused on enhancing shareholder value through restructuring and other corporate strategies.

INVESTMENT ENVIRONMENT
The Japanese equity market experienced a 33.29% decline over the annual period, as the nation remained mired in declining economic activity, a weakening yen, an uncertain political environment and persistent deflation.

AS IN MUCH OF THE REST OF THE WORLD, TROUBLES IN THE TECHNOLOGY SECTOR DOMINATED THE JAPANESE EQUITY MARKET THROUGHOUT THE ANNUAL PERIOD. Japanese Technology-related companies were influenced negatively by the mixed results announced early in the period by their US counterparts. Cellular phone, telecommunications, semiconductor and personal computer-related companies were particularly hard hit. As the US and European economies slowed and fears of reduced exports and low domestic consumption grew, the Japanese equity market also was hurt by ongoing uncertainties about near-term technology growth rates and their impact on some of Japan's leading technology stocks, such as Fujitsu and Rohm. Sony, another leading Japanese company, announced weaker than expected earnings during the period, due to slower than anticipated gaming software sales for its new Playstation 2, even though demand certainly seemed high from the US consumer's point of view. In April, the blue chips from the Technology sector rallied, along with the Japanese equity market overall, but retreated again from May through August on the back of a radical downward revision in profit forecasts for the big semiconductor-related Technology issues, including NEC, Fujitsu and Advantest.

JAPAN'S BANKING SECTOR CONTINUED TO SUFFER FROM ITS LONG-STANDING PROBLEMS WITH NON-PERFORMING LOANS, WHICH WERE EXACERBATED BY EACH DOWNTURN IN ECONOMIC ACTIVITY. The amount of bad debt was larger than expected and first-half 2000 results from the banking firms, released in November, were worse than

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

initially forecast. First-half earnings reports outside of financials were in line or better than anticipated, but with the Japanese economy and business environment already deteriorating, the struggling equity market as a whole had factored in the probability that earnings expectations would have to be lowered for the second half of 2000. The Banking sector rallied in early spring upon the long-expected resignation of Yoshiro Mori and the succession of reform-minded Junichiro Koizumi to the post of Prime Minister. The priority attached by Mr. Koizumi to tackling two chronic structural problems of the Japanese banking and economic system--cross-shareholdings and bad loans--led to a broad market boost in anticipation of these shortcomings finally being rectified. (Cross shareholding has been a traditional practice under which shares of a company are held mutually through a subsidiary, affiliated company and/or business partner.) By the end of May, however, the Banking sector suffered significant losses again, as investor sentiment was dampened by renewed speculation about bankruptcies within the sector.

MONETARY POLICY AND POLITICAL TURNOVER HAD MIXED RESULTS FOR THE JAPANESE EQUITY MARKET. The Bank of Japan's move to raise interest rates and abolish its long-standing zero interest rate policy in August 2000 appeared to have been done too soon, as economic data indicated another possible recession for the nation. In February, the central bank lowered interest rates twice, but since the moves were anticipated, there was no direct effect on the currency. Japanese GDP growth assumptions were dramatically lowered. There were no governmental reform efforts to solve the problem of non-performing loans or to remedy the government debt situation since Prime Minister Yoshiro Mori took office and appointed his Cabinet on April 5, 2000. In March 2001, the equity market was boosted in part by the Bank of Japan's return to a zero interest rate policy on February 28th. Upon Koizumi's election to prime minister in April, not only did the Technology and Banking sectors rally, but so too did 'Old Japan' issues in industries such as Construction and Retailing. However, by May, it was shown that politically boosted markets are short-legged, and the Japanese equity market lost ground primarily based on the nervousness of international stock markets and emerging fears of another economic recession. The market eagerly awaited a firming up of the reform proposals of the new government, seemingly more possible given the upper house elections confirming Koizumi and his party at the end of July. In mid-August, the Bank of Japan cut interest rates one more time, though modestly.

OVERALL, THE BEST PERFORMING SECTORS OF JAPAN'S EQUITY MARKET FOR THE ANNUAL PERIOD WERE DEFENSIVE SECTORS, SUCH AS PHARMACEUTICALS AND UTILITIES, AS WELL AS REAL ESTATE AND OIL-RELATED STOCKS. In particular, the introduction of Japanese real estate investment trusts (REITs) drove up stock prices. Technology and Telecommunications continued to be the poorest performing sectors.

LOOKING AHEAD
The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Koizumi, the new Prime Minister, can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other.

Longer term, the outlook for Japan remains positive, as from current conditions, upside potential seems greater than downside risk. Equity market valuations are relatively attractive and the weaker yen should help earnings of export-oriented blue-chip companies, such as Sony and Toyota. There also seem to be signs that deflation in asset prices is nearing a bottom, which would be a long-awaited positive for domestic-oriented companies, such as those in real estate and land transport. We remain hopeful that the government will finally institute measures to deal with the major struc

TEN LARGEST STOCK HOLDINGS
As of August 31, 2001
(percentages are based on total net assets of the Portfolio)
------------------------------------------------------------
Toyota Motor Corp. ...........................5.53%
NTT DoCoMo, Inc. .............................2.79
Nomura Securities Co. ........................2.51
Ricoh Co. ....................................2.41
Canon, Inc. ..................................2.40
Fanuc Ltd. ...................................2.35
Sony Corp. ...................................2.28
Orix Corp. ...................................2.26
Fuji Photo Film Co., Ltd. ....................2.12
Kao Corp. ....................................2.02

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

tural problems of cross shareholdings, problem loans and pension underfunding. Once the structural problems are solved and corporate restructuring efforts re-accelerate as companies seek to counter deflation, margin pressure and growing competition, then the equity market should again be able to start discounting earnings improvements.

Still, not all companies will benefit equally from the new era of competition in Japan, and thus we believe that Japan remains a stock-picker's market. As a result, we remain disciplined in our process. The Fund's management team continues to seek individual companies perceived to be internationally competitive, to focus on companies with strong earnings growth, and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

In the near term, we intend to concentrate on selectively investing again in Japanese Technology stocks, in defensive securities, and in stocks with first-class real estate assets. Finally, we intend to maintain the Fund's active currency management program, which strives to allow investors to capitalize on the long-term growth potential of Japanese equities while reducing the impact of fluctuation in the yen's value. 1

We believe the Fund's high quality investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation.

Sincerely,

/S/ Klaus Kaldemorgen
    -----------------
    Klaus Kaldemorgen

/S/ Klaus Martini
    -------------
    Klaus Martini
    on behalf of the Portfolio Management Team
    August 31, 2001

--------------------------------------------------------------------------------
1 Hedging strategies are subject to special risk and success of such strategies can not be guaranteed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Japanese Equity Fund--Class A Shares, MSCI Japan Index and
Lipper Japanese Funds Average
Growth of a $10,000 Investment (since October 20, 1997)

                Japanese Equity-        MSCI Japan           Lipper Japanese
                 Class A Shares           Index               Funds Average
                ----------------        ----------           ---------------
10/20/97             10,000               10,000                  10,000
11/30/97              8,872                9,386                   9,481
12/31/97              8,512                8,849                   9,022
01/31/98              8,840                9,638                   9,683
02/28/98              8,680                9,689                   9,576
03/31/98              8,248                9,030                   9,165
04/30/98              8,240                8,993                   9,258
05/31/98              8,200                8,498                   9,044
06/30/98              8,200                8,617                   9,083
07/31/98              8,184                8,503                   9,303
08/31/98              7,880                7,534                   8,519
09/30/98              7,624                7,328                   8,207
10/31/98              7,928                8,557                   8,656
11/30/98              8,512                8,948                   9,374
12/31/98              8,912                9,295                   9,671
01/31/99              9,064                9,362                   9,856
02/28/99              9,240                9,157                   9,865
03/31/99             11,072               10,428                  11,328
04/30/99             11,688               10,862                  12,041
05/31/99             11,240               10,250                  11,661
06/30/99             13,408               11,220                  13,716
07/31/99             15,064               12,340                  15,197
08/31/99             16,096               12,254                  16,005
09/30/99             17,912               12,998                  17,071
10/31/99             18,944               13,555                  17,716
11/30/99             21,952               14,137                  20,056
12/31/99             23,999               15,015                  22,152
01/31/00             22,564               14,365                  20,442
02/29/00             23,958               13,992                  21,129
03/31/00             24,162               15,147                  20,590
04/30/00             21,708               14,008                  18,435
05/31/00             19,560               13,295                  16,614
06/30/00             20,659               14,208                  17,638
07/31/00             18,256               12,571                  15,231
08/31/00             20,211               13,385                  16,756
09/30/00             19,234               12,720                  15,656
10/31/00             17,646               11,982                  13,963
11/30/00             17,101               11,486                  13,219
12/31/00             15,720               10,787                  11,907
01/31/01             16,118               10,664                  12,133
02/28/01             14,578               10,189                  11,099
03/31/01             14,684                9,860                  10,954
04/30/01             15,627               10,533                  11,920
05/31/01             15,322               10,513                  11,906
06/30/01             14,552                9,896                  11,137
07/31/01             13,224                9,159                  10,119
08/31/01             12,573                8,930                   9,586

                                                        CUMULATIVE TOTAL RETURNS    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years      Since    1 Year   3 Years       Since
   August 31, 2001                                                   Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 Japanese Equity Fund
   Class A Shares                                  (37.79)%   59.56%   25.73%      (37.79)%   16.85%     6.11%
   Class B Shares                                  (38.32)%   53.57%   48.78%      (38.32)%   15.37%    13.87%
   Class C Shares                                  (38.27)%     n/a   (36.35)%     (38.27)%     n/a    (30.30)%
-----------------------------------------------------------------------------------------------------------------
 MSCI Japan Index 3                                (33.29)%   18.51%  (10.70)% 5   (33.29)%    5.82%    (2.91)% 5
-----------------------------------------------------------------------------------------------------------------
 Lipper Japanese Funds Average 4                   (40.42)%   14.11%   (4.14)% 5   (40.42)%    3.95%    (1.56)% 5
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (41.21)%, THREE-YEAR 14.67%, SINCE INCEPTION 4.56%; CLASS B SHARES--ONE-YEAR (41.40)%, THREE-YEAR 14.61%, SINCE INCEPTION 13.12%; CLASS C SHARES--ONE-YEAR (38.89)%, SINCE INCEPTION (30.30)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares October 20, 1997, Class B Shares August 10, 1998, Class C Shares May 31, 2000.

3 The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The shareholder letters included in this report contain statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Funds' classes to that of an appropriate market index. These graphs measure the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) from the inception date of each respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

Both the line graphs and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for each of the Class A Shares and the contingent deferred sales charge applicable to each of the specified time periods for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of each of the Fund's classes are adjusted for sales charges and expenses while the total returns of the indices are not. In fact, if you wished to replicate the total returns of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the shareholder letters because the SEC figures include the impact of sales charges while the total return figures in the shareholder letters do not. Any performance figures shown are for the full period indicated.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 World Fund--Class A Shares, MSCI World Index and
Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since October 2, 1997)

                   Top 50 World-        MSCI World        Lipper Global Equity
                  Class A Shares           Index             Funds Average
                  --------------        ----------        --------------------
10/02/97               9,450              10,000                10,000
10/31/97               9,456               9,472                 9,381
11/30/97               9,170               9,638                 9,420
12/31/97               9,299               9,753                 9,527
01/31/98               9,458              10,024                 9,627
02/28/98              10,183              10,700                10,315
03/31/98              10,312              11,151                10,839
04/30/98              10,395              11,258                10,990
05/31/98              10,516              11,115                10,858
06/30/98              10,939              11,377                10,925
07/31/98              10,924              11,357                10,891
08/31/98               9,337               9,840                 9,244
09/30/98               9,639              10,013                 9,323
10/31/98              10,486              10,916                 9,929
11/30/98              11,189              11,563                10,496
12/31/98              11,875              12,126                11,023
01/31/99              12,043              12,391                11,277
02/28/99              11,761              12,060                10,943
03/31/99              12,618              12,560                11,337
04/30/99              13,031              13,054                11,865
05/31/99              12,541              12,575                11,533
06/30/99              13,084              13,160                12,207
07/31/99              13,092              13,119                12,217
08/31/99              13,275              13,094                12,209
09/30/99              12,992              12,965                12,120
10/31/99              13,895              13,637                12,653
11/30/99              14,400              14,019                13,630
12/31/99              15,496              15,152                15,298
01/31/00              14,964              14,282                14,657
02/29/00              15,142              14,319                15,738
03/31/00              15,689              15,307                15,993
04/30/00              15,033              14,658                15,039
05/31/00              14,362              14,286                14,468
06/30/00              15,172              14,764                15,111
07/31/00              14,616              14,346                14,734
8/31/00               14,995              14,811                15,440
9/30/00               14,115              14,022                14,602
10/31/00              13,514              13,785                14,095
11/30/00              12,603              12,947                13,064
12/31/00              12,743              13,155                13,465
1/31/01               12,808              13,414                13,665
2/28/01               11,726              12,279                12,495
3/31/01               11,400              11,464                11,496
4/30/01               11,430              12,306                12,335
5/31/01               11,285              12,134                12,212
6/30/01               10,989              11,768                11,902
7/31/01               10,797              11,611                11,599
8/31/01               10,084              11,052                11,115


   TOTAL RETURN
                                            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year   3 Years       Since
   August 31, 2001                                           Inception 4
 -----------------------------------------------------------------------
 Top 50 World Fund--Class A Shares          (36.45)%   0.68%       0.21%
 -----------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    October 2, 1997.

Benchmark returns are for the period beginning September 30, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 World Fund--Class B Shares, MSCI World Index and
Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since May 4, 1998)

                   Top 50 World-        MSCI World    Lipper Global Equity
                  Class B Shares           Index        Funds Average
                  --------------        ----------    --------------------
05/04/98             10,000               10,000            10,000
05/31/98             10,000                9,873             9,872
06/30/98              9,872               10,106             9,918
07/31/98              9,857               10,088             9,877
08/31/98              8,421                8,741             8,403
09/30/98              8,687                8,894             8,479
10/31/98              9,439                9,696             9,047
11/30/98             10,070               10,271             9,550
12/31/98             10,683               10,772            10,010
01/31/99             10,829               11,006            10,232
02/28/99             10,568               10,712             9,924
03/31/99             11,330               11,157            10,303
04/30/99             11,684               11,595            10,816
05/31/99             11,364               11,170            10,513
06/30/99             11,846               11,689            11,122
07/31/99             11,846               11,653            11,134
08/31/99             12,010               11,631            11,123
09/30/99             11,746               11,517            11,033
10/31/99             12,547               12,114            11,522
11/30/99             12,998               12,453            12,377
12/31/99             13,981               13,459            13,879
01/31/00             13,494               12,686            13,315
02/29/00             13,644               12,719            14,239
03/31/00             14,130               13,597            14,498
04/30/00             13,533               13,020            13,641
05/31/00             13,055               12,690            13,116
06/30/00             13,778               13,115            13,704
07/31/00             13,270               12,744            13,368
8/31/00              13,723               13,157            14,015
9/30/00              12,801               12,455            13,254
10/31/00             12,324               12,245            12,793
11/30/00             11,464               11,501            11,858
12/31/00             11,589               11,685            12,234
1/31/01              11,640               11,915            12,417
2/28/01              10,632               10,907            11,377
3/31/01               9,735               10,183            10,485
4/30/01              10,333               10,931            11,228
5/31/01              10,188               10,778            11,129
6/30/01               9,915               10,453            10,816
7/31/01               9,727               10,313            10,547
8/31/01               9,080                9,817            10,107


   TOTAL RETURN
                                         AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year   3 Years       Since
   August 31, 2001                                        Inception 4
 --------------------------------------------------------------------
 Top 50 World Fund--Class B Shares       (36.58)%   0.86%     (2.86)%
 --------------------------------------------------------------------

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    May 4, 1998.

Benchmark returns are for the period beginning April 30, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 World Fund--Class C Shares, MSCI World Index and
Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since May 31, 2000)

               Top 50 World Fund-         MSCI World       Lipper Global Equity
                 Class C Shares             Index 2           Funds Average 3
                 --------------           ----------       --------------------
05/31/00             $10,000                $10,000                $10,000
06/30/00              10,448                 10,335                 10,452
07/31/00              10,062                 10,043                 10,212
8/31/00               10,320                 10,368                 10,694
9/30/00                9,701                  9,815                 10,136
10/31/00               9,279                  9,649                  9,809
11/30/00               8,654                  9,063                  9,119
12/31/00               8,745                  9,209                  9,408
1/31/01                8,783                  9,390                  9,533
2/28/01                8,042                  8,596                  8,812
3/31/01                7,381                  8,025                  8,174
4/30/01                7,822                  8,614                  8,729
5/31/01                7,715                  8,494                  8,659
6/30/01                7,590                  8,238                  8,394
7/31/01                7,450                  8,128                  8,196
8/31/01                6,955                  7,736                  7,880


   TOTAL RETURN
                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year   3 Years       Since
   August 31, 2001                                             Inception 4
 -------------------------------------------------------------------------
 Top 50 World Fund--Class C Shares            (33.92)%    n/a     (25.19)%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    May 31, 2000.

Benchmark returns are for the period beginning May 31, 2000.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Europe Fund--Class A Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since October 2, 1997)

             Top 50 Europe Fund-      MSCI Europe     Lipper European Region
                Class A Shares           Index 2          Funds Average 3
                --------------        -----------     -----------------------
10/02/97          $  9,450              $10,000              $10,000
10/31/97             9,148               10,000               10,000
11/30/97             9,155               10,156               10,089
12/31/97             9,269               10,530               10,303
01/31/98             9,571               10,971               10,688
02/28/98            10,123               11,831               11,551
03/31/98            10,493               12,677               12,462
04/30/98            10,750               12,925               12,786
05/31/98            11,348               13,190               13,204
06/30/98            11,416               13,338               13,193
07/31/98            11,469               13,605               13,439
08/31/98             9,851               11,896               11,568
09/30/98             9,064               11,424               10,926
10/31/98            10,025               12,341               11,672
11/30/98            10,025               13,001               12,263
12/31/98            10,229               13,574               12,720
01/31/99            10,130               13,489               12,826
02/28/99             9,858               13,151               12,448
03/31/99             9,813               13,298               12,477
04/30/99            10,153               13,697               12,802
05/31/99             9,654               13,042               12,298
06/30/99             9,979               13,265               12,605
07/31/99            10,168               13,391               12,748
08/31/99            10,130               13,531               12,837
09/30/99            10,032               13,429               12,788
10/31/99            10,425               13,926               13,206
11/30/99            11,022               14,305               14,013
12/31/99            12,330               15,774               15,737
01/31/00            12,020               14,654               15,060
02/29/00            13,290               15,422               16,829
03/31/00            13,177               15,798               16,648
04/30/00            12,474               15,105               15,751
05/31/00            12,338               14,984               15,456
06/30/00            12,361               15,309               15,793
07/31/00            12,618               15,067               15,670
8/31/00             12,451               14,894               15,686
9/30/00             11,892               14,200               14,884
10/31/00            11,642               14,095               14,477
11/30/00            11,000               13,554               13,719
12/31/00            11,737               14,492               14,638
1/31/01             11,714               13,806               14,623
2/28/01             10,872               12,598               13,499
3/31/01             10,427               11,652               11,812
4/30/01             10,589               12,468               12,573
5/31/01             10,022               11,708               12,038
6/30/01             9,678                11,306               11,614
7/31/01             9,493                11,334               11,544
8/31/01             9,280                11,039               11,324


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   3 Years       Since
   August 31, 2001                                               Inception 4
 ---------------------------------------------------------------------------
 Top 50 Europe Fund--Class A Shares             (29.57)%  (3.80)%    (1.89)%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    October 2, 1997.

Benchmark returns are for the period beginning September 30, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Europe Fund--Class B Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since March 30, 1998)

             Top 50 Europe Fund-          MSCI Europe   Lipper European Region
                Class B Shares              Index 2           Funds Average 3
                --------------            -----------   ----------------------
03/30/98            $10,000                 $10,000              $10,000
04/30/98              9,682                  10,196               10,284
05/31/98             10,214                  10,405               10,642
06/30/98             10,275                  10,522               10,635
07/31/98             10,313                  10,732               10,836
08/31/98              8,854                   9,384                9,329
09/30/98              8,147                   9,012                8,805
10/31/98              8,626                   9,735                9,392
11/30/98              8,991                  10,256                9,865
12/31/98              9,173                  10,707               10,234
01/31/99              9,074                  10,641               10,335
02/28/99              8,824                  10,374               10,028
03/31/99              8,870                  10,490               10,035
04/30/99              8,870                  10,805               10,297
05/31/99              8,717                  10,288                9,889
06/30/99              9,009                  10,464               10,143
07/31/99              9,170                  10,564               10,279
08/31/99              9,132                  10,673               10,358
09/30/99              9,039                  10,593               10,319
10/31/99              9,393                  10,985               10,674
11/30/99              9,915                  11,284               11,386
12/31/99             11,082                  12,443               12,844
01/31/00             10,798                  11,559               12,378
02/29/00             11,935                  12,165               13,924
03/31/00             11,950                  12,462               13,702
04/30/00             11,299                  11,915               12,926
05/31/00             11,167                  11,820               12,669
06/30/00             11,182                  12,076               12,946
07/31/00             11,407                  11,885               12,870
8/31/00              11,308                  11,749               12,901
9/30/00              10,740                  11,201               12,238
10/31/00             10,524                  11,118               11,864
11/30/00              9,932                  10,692               11,198
12/31/00             10,608                  11,432               11,958
1/31/01              10,576                  11,450               11,935
2/28/01               9,789                  10,449               11,005
3/31/01               8,865                   9,664               10,022
4/30/01               9,519                  10,341               10,658
5/31/01               8,999                   9,725               10,229
6/30/01               8,691                   9,391                9,875
7/31/01               8,519                   9,414                9,802
8/31/01               8,322                   9,169                9,621


   TOTAL RETURN
                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year   3 Years       Since
   August 31, 2001                                                Inception 4
 ----------------------------------------------------------------------------
 Top 50 Europe Fund--Class B Shares              (29.79)%  (3.71)%    (5.23)%
 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    March 30, 1998.

Benchmark returns are for the period beginning March 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Europe Fund--Class C Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since September 2, 1998)

          Top 50 Europe Fund-          MSCI Europe     Lipper European Region
             Class C Shares               Index 2           Funds Average 3
          -------------------          -----------     -----------------------
09/02/98         $10,000                 $10,000                $10,000
09/30/98           9,243                   9,603                  9,434
10/31/98           9,789                  10,374                 10,083
11/30/98          10,209                  10,929                 10,590
12/31/98          10,415                  11,410                 10,990
01/31/99          10,304                  11,339                 11,088
02/28/99          10,019                  11,055                 10,763
03/31/99           9,971                  11,178                 10,784
04/30/99          10,304                  11,514                 11,075
05/31/99           9,797                  10,963                 10,622
06/30/99          10,122                  11,151                 10,897
07/31/99          10,304                  11,257                 11,027
08/31/99          10,256                  11,374                 11,116
09/30/99          10,256                  11,289                 11,066
10/31/99          10,656                  11,706                 11,440
11/30/99          11,256                  12,025                 12,183
12/31/99          12,576                  13,260                 13,747
01/31/00          12,256                  12,318                 13,249
02/29/00          13,544                  12,964                 14,827
03/31/00          13,416                  13,280                 14,641
04/30/00          12,696                  12,697                 13,814
05/31/00          12,544                  12,595                 13,548
06/30/00          12,560                  12,869                 13,834
07/31/00          12,816                  12,665                 13,748
8/31/00           12,640                  12,520                 13,779
9/30/00           12,056                  11,936                 13,059
10/31/00          11,792                  11,848                 12,684
11/30/00          11,144                  11,393                 11,991
12/31/00          11,876                  12,182                 12,809
1/31/01           11,852                  12,201                 12,791
2/28/01           10,993                  11,134                 11,806
3/31/01            9,955                  10,298                 10,765
4/30/01           10,684                  11,019                 11,441
5/31/01           10,109                  10,375                 11,001
6/30/01            9,760                  10,019                 10,634
7/31/01            9,566                  10,044                 10,570
8/31/01            9,347                   9,782                 10,384

   TOTAL RETURN
                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year   3 Years       Since
   August 31, 2001                                                Inception 4
 ----------------------------------------------------------------------------
 Top 50 Europe Fund--Class C Shares              (26.79)%     n/a     (2.23)%
 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    September 2, 1998.

Benchmark returns are for the period beginning August 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Asia Fund--Class A Shares, MSCI Pacific ex-Japan Index and
Lipper Pacific Regions Funds Average
Growth of a $10,000 Investment (since October 14, 1997)

            Top 50 Asia Fund-             MSCI Pacific    Lipper Pacific Region
              Class A Shares            Ex-Japan Index 2      Funds Average 3
            -----------------           ----------------   --------------------
10/14/97         $ 9,450                    $10,000               $10,000
11/30/97           8,316                      9,684                 9,495
12/31/97           7,991                      9,709                 9,120
01/31/98           7,704                      9,109                 8,916
02/28/98           8,838                     10,510                 9,579
03/31/98           8,611                     10,386                 9,312
04/30/98           8,346                      9,660                 8,954
05/31/98           7,477                      8,576                 8,197
06/30/98           6,902                      8,059                 7,743
07/31/98           6,993                      7,783                 7,746
08/31/98           6,184                      6,730                 6,896
09/30/98           6,358                      7,345                 7,059
10/31/98           7,560                      8,763                 7,843
11/30/98           8,293                      9,171                 8,351
12/31/98           8,720                      9,064                 8,538
01/31/99           8,636                      9,127                 8,528
02/28/99           8,379                      9,032                 8,371
03/31/99           9,393                      9,746                 9,303
04/30/99          11,006                     11,355                10,296
05/31/99          10,673                     10,548                10,035
06/30/99          12,694                     11,418                11,451
07/31/99          13,799                     11,311                11,946
08/31/99          14,223                     11,051                12,176
09/30/99          13,943                     10,847                12,312
10/31/99          14,556                     11,046                12,801
11/30/99          16,979                     11,963                14,222
12/31/99          19,361                     12,924                16,009
01/31/00          18,757                     12,006                15,233
02/29/00          20,250                     11,968                15,470
03/31/00          20,337                     12,071                15,820
04/30/00          18,186                     11,572                14,165
05/31/00          16,368                     10,496                13,004
06/30/00          17,718                     11,721                13,930
07/31/00          16,019                     11,663                12,744
8/31/00           16,717                     11,803                13,264
9/30/00           14,725                     11,026                12,149
10/31/00          13,661                     10,420                11,150
11/30/00          12,952                     10,372                10,754
12/31/00          12,430                     10,912                10,298
1/31/01           13,375                     11,267                10,639
2/28/01           12,401                     10,891                10,036
3/31/01           11,637                      9,638                 9,330
4/30/01           12,250                     10,187                 9,807
5/31/01           12,052                     10,074                 9,762
6/30/01           11,985                     10,088                 9,685
7/31/01           11,410                      9,806                 9,088
8/31/01           10,248                      9,624                 8,754


   TOTAL RETURN
                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year   3 Years       Since
   August 31, 2001                                             Inception 4
 -------------------------------------------------------------------------
 Top 50 Asia Fund--Class A Shares             (42.07)%  16.12%       0.63%
 -------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Pacific ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    October 14, 1997.

Benchmark returns are for the period beginning October 31, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Asia Fund--Class B Shares, MSCI Pacific ex-Japan Index and
Lipper Pacific Regions Funds Average
Growth of a $10,000 Investment (since May 5, 1998)

              Top 50 Asia Fund-           MSCI Pacific     Lipper Pacific Region
                Class B Shares          Ex-Japan Index 2       Funds Average 3
              -----------------         ----------------   ---------------------
05/05/98            $10,000                 $10,000              $10,000
05/31/98              8,550                   8,878                9,136
06/30/98              7,881                   8,343                8,620
07/31/98              7,988                   8,057                8,629
08/31/98              7,053                   6,967                7,692
09/30/98              7,250                   7,603                7,887
10/31/98              8,611                   9,072                8,758
11/30/98              9,447                   9,493                9,324
12/31/98              9,929                   9,383                9,546
01/31/99              9,831                   9,448                9,540
02/28/99              9,527                   9,350                9,367
03/31/99             10,682                  10,088               10,415
04/30/99             12,507                  11,754               11,563
05/31/99             12,247                  10,919               11,294
06/30/99             14,559                  11,819               12,940
07/31/99             15,820                  11,709               13,537
08/31/99             16,296                  11,440               13,820
09/30/99             15,958                  11,228               14,004
10/31/99             16,657                  11,435               14,568
11/30/99             19,415                  12,384               16,329
12/31/99             22,124                  13,379               18,284
01/31/00             21,429                  12,429               17,402
02/29/00             23,124                  12,389               17,863
03/31/00             23,212                  12,495               18,132
04/30/00             20,741                  11,979               16,175
05/31/00             18,848                  10,865               14,851
06/30/00             20,391                  12,133               15,893
07/31/00             18,420                  12,074               14,520
8/31/00              19,506                  12,219               15,180
9/30/00              16,909                  11,413               13,891
10/31/00             15,866                  10,787               12,791
11/30/00             15,022                  10,737               12,365
12/31/00             14,389                  11,297               11,848
1/31/01              15,505                  11,664               12,201
2/28/01              14,340                  11,275               11,518
3/31/01              13,438                   9,977               10,700
4/30/01              14,146                  10,546               11,243
5/31/01              13,904                  10,430               11,213
6/30/01              13,816                  10,444               11,066
7/31/01              13,128                  10,151               10,388
8/31/01              11,750                   9,963               10,012


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   3 Years       Since
   August 31, 2001                                               Inception 4
 ---------------------------------------------------------------------------
 Top 50 Asia Fund--Class B Shares              (42.20)%   16.79%       4.97%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Pacific ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    May 5, 1998.

Benchmark returns are for the period beginning April 30, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 Asia Fund--Class C Shares, MSCI Pacific ex-Japan Index and
Lipper Pacific Regions Funds Average
Growth of a $10,000 Investment (since May 31, 2000)

          Top 50 Asia Fund-           MSCI Pacific        Lipper Pacific Region
            Class C Shares          Ex-Japan Index 2          Funds Average 3
            --------------          ----------------       ---------------------
05/31/00         $10,000                 $10,000                    $10,000
06/30/00          10,711                  11,167                     10,710
07/31/00           9,679                  11,112                      9,790
8/31/00           10,097                  11,246                     10,247
9/30/00            8,886                  10,505                      9,434
10/31/00           8,241                   9,928                      8,669
11/30/00           7,811                   9,883                      8,348
12/31/00           7,488                  10,397                      8,066
1/31/01            8,053                  10,736                      8,339
2/28/01            7,459                  10,377                      7,878
3/31/01            6,999                   9,183                      7,309
4/30/01            7,361                   9,706                      7,685
5/31/01            7,237                   9,599                      7,688
6/30/01            7,270                   9,613                      7,432
7/31/01            6,915                   9,354                      6,974
8/31/01            6,206                   9,181                      6,714


   TOTAL RETURN
                                         AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                         1 Year   3 Years       Since
   August 31, 2001                                        Inception 4
 --------------------------------------------------------------------
 Top 50 Asia Fund--Class C Shares        (39.75)%     n/a    (31.70)%
 --------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Pacific ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    May 31, 2000.

Benchmark returns are for the period beginning May 31, 2000.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 US Fund--Class A Shares, S&P 500 Index and Lipper Large Cap Growth Funds Average Growth of a $10,000 Investment (since October 2, 1997)

                     Top 50 US Fund-          S&P 500      Lipper Large Cap
                     Class A Shares           Index 2     Growth Funds Average 3
                     --------------           -------     --------------------
10/02/97                  $ 9,450             $10,000            $10,000
10/31/97                    9,057               9,666              9,635
11/30/97                    9,427              10,114              9,822
12/31/97                    9,616              10,287              9,917
01/31/98                    9,775              10,402             10,058
02/28/98                   10,539              11,152             10,858
03/31/98                   10,977              11,723             11,373
04/30/98                   11,060              11,841             11,560
05/31/98                   10,781              11,637             11,259
06/30/98                   11,363              12,110             11,969
07/31/98                   11,280              11,980             11,881
08/31/98                    9,541              10,250              9,911
09/30/98                   10,108              10,904             10,646
10/31/98                   10,826              11,792             11,311
11/30/98                   11,726              12,508             12,122
12/31/98                   12,875              13,228             13,481
01/31/99                   13,177              13,781             14,419
02/28/99                   12,701              13,352             13,824
03/31/99                   13,389              13,887             14,693
04/30/99                   13,411              14,424             14,737
05/31/99                   13,101              14,084             14,243
06/30/99                   14,062              14,865             15,270
07/31/99                   13,593              14,401             14,796
08/31/99                   13,525              14,331             14,830
09/30/99                   13,253              13,938             14,762
10/31/99                   14,190              14,820             15,823
11/30/99                   14,689              15,124             16,812
12/31/99                   16,481              16,012             19,074
01/31/00                   15,702              15,208             18,364
02/29/00                   15,861              14,921             19,978
03/31/00                   16,791              16,380             20,863
04/30/00                   15,808              15,887             19,483
05/31/00                   14,991              15,561             18,236
06/30/00                   15,944              15,946             19,649
07/31/00                   15,800              15,697             19,236
8/31/00                    16,889              16,672             20,969
9/30/00                    15,846              15,791             19,500
10/31/00                   15,483              15,725             18,382
11/30/00                   13,691              14,482             15,839
12/31/00                   13,759              14,553             15,857
1/31/01                    14,326              15,069             16,286
2/28/01                    12,285              13,695             13,846
3/31/01                    11,680              12,827             12,207
4/30/01                    12,036              13,824             13,433
5/31/01                    11,839              13,917             13,342
6/30/01                    11,242              13,578             12,955
7/31/01                    10,879              13,444             12,482
8/31/01                    10,009              12,603             11,497


   TOTAL RETURN
                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year   3 Years       Since
   August 31, 2001                                                 Inception 4
 -----------------------------------------------------------------------------
 Top 50 US Fund--Class A Shares                   (43.99)%  (0.29)%      0.02%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    October 2, 1997.

Benchmark returns are for the period beginning September 30, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 US Fund--Class B Shares, S&P 500 Index and Lipper Large Cap Growth Funds Average Growth of a $10,000 Investment (since March 18, 1998)

              Top 50 US Fund-                            Lipper Large Cap Growth
              Class B Shares        S&P 500 Index 2           Funds Average 3
              --------------        ---------------      -----------------------
03/18/98         $10,000                 $10,000                 $10,000
04/30/98           9,698                  10,101                  10,163
05/31/98           9,447                   9,927                   9,898
06/30/98           9,948                  10,330                  10,530
07/31/98           9,880                  10,220                  10,458
08/31/98           8,330                   8,744                   8,722
09/30/98           8,824                   9,302                   9,375
10/31/98           9,439                  10,059                   9,950
11/30/98          10,214                  10,670                  10,665
12/31/98          11,225                  11,284                  11,867
01/31/99          11,476                  11,756                  12,710
02/28/99          11,058                  11,390                  12,150
03/31/99          11,773                  11,846                  12,922
04/30/99          11,781                  12,304                  12,969
05/31/99          11,512                  12,014                  12,526
06/30/99          12,342                  12,681                  13,446
07/31/99          11,927                  12,285                  13,042
08/31/99          11,858                  12,225                  13,093
09/30/99          11,612                  11,890                  13,022
10/31/99          12,426                  12,643                  13,969
11/30/99          12,849                  12,902                  14,884
12/31/99          14,408                  13,659                  16,991
01/31/00          13,716                  12,973                  16,325
02/29/00          13,847                  12,728                  17,898
03/31/00          14,798                  13,973                  18,643
04/30/00          13,914                  13,552                  17,306
05/31/00          13,192                  13,275                  16,119
06/30/00          14,022                  13,603                  17,407
07/31/00          13,890                  13,390                  17,018
8/31/00           14,996                  14,222                  18,606
9/30/00           13,906                  13,471                  17,247
10/31/00          13,700                  13,414                  16,231
11/30/00          12,076                  12,354                  13,948
12/31/00          12,124                  12,415                  13,961
1/31/01           12,620                  12,855                  14,322
2/28/01           10,772                  11,683                  12,162
3/31/01            9,646                  10,943                  10,737
4/30/01           10,540                  11,793                  11,814
5/31/01           10,356                  11,872                  11,732
6/30/01            9,812                  11,583                  11,385
7/31/01            9,490                  11,469                  10,988
8/31/01            8,722                  10,751                  10,110


   TOTAL RETURN
                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year   3 Years       Since
   August 31, 2001                                              Inception 4
 --------------------------------------------------------------------------
 Top 50 US Fund--Class B Shares              (44.15)%    (0.15)%    (3.88)%
 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    March 18, 1998.

Benchmark returns are for the period beginning March 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Top 50 US Fund--Class C Shares, S&P 500 Index and Lipper Large Cap Growth Funds Average Growth of a $10,000 Investment (since September 2, 1998)

                  Top 50 US Fund-                             Lipper Large Cap
                  Class C Shares        S&P 500 Index 2   Growth Funds Average 3
                  --------------        ---------------   ----------------------
09/02/98             $10,000                $10,000                $10,000
09/30/98              10,027                 10,638                 10,744
10/31/98              10,740                 11,504                 11,409
11/30/98              11,642                 12,202                 12,222
12/31/98              12,799                 12,905                 13,590
01/31/99              13,100                 13,445                 14,552
02/28/99              12,640                 13,026                 13,907
03/31/99              13,242                 13,547                 14,783
04/30/99              13,258                 14,072                 14,839
05/31/99              12,941                 13,740                 14,334
06/30/99              13,876                 14,502                 15,387
07/31/99              13,409                 14,050                 14,929
08/31/99              13,329                 13,981                 14,980
09/30/99              13,192                 13,598                 14,893
10/31/99              14,112                 14,459                 15,973
11/30/99              14,600                 14,755                 17,006
12/31/99              16,368                 15,621                 19,419
01/31/00              15,584                 14,837                 18,635
02/29/00              15,736                 14,556                 20,407
03/31/00              16,648                 15,980                 21,255
04/30/00              15,656                 15,499                 19,738
05/31/00              14,832                 15,181                 18,385
06/30/00              15,768                 15,556                 19,863
07/31/00              15,616                 15,314                 19,406
8/31/00               16,688                 16,265                 21,220
9/30/00               15,648                 15,406                 19,652
10/31/00              15,280                 15,341                 18,505
11/30/00              13,504                 14,127                 15,914
12/31/00              13,560                 14,196                 15,931
1/31/01               14,104                 14,700                 16,344
2/28/01               12,088                 13,360                 13,880
3/31/01               10,856                 12,513                 12,378
4/30/01               11,832                 13,486                 13,615
5/31/01               11,632                 13,576                 13,515
6/30/01               11,040                 13,246                 13,109
7/31/01               10,680                 13,115                 12,661
8/31/01                9,816                 12,294                 11,656


   TOTAL RETURN
                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year   3 Years       Since
   August 31, 2001                                              Inception 4
 --------------------------------------------------------------------------
 Top 50 US Fund--Class C Shares              (41.77)%   n/a         (0.62)%
 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    September 2, 1998.

Benchmark returns are for the period beginning August 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

European Mid-Cap Fund--Class A Shares, MSCI Europe Index, Dow Jones STOXX SM Mid 200 Index, MDAX Index and Lipper European Region Funds Average Growth of a $10,000 Investment (since October 17, 1997)

           European      MSCI     Dow Jones                Lipper
        Mid-Cap Fund-   Europe   STOXX SM Mid    MDAX     European
        Class A Shares  Index 2  200 Index 3    Index 4   Funds Average 5
        --------------  -------  ------------   -------   ---------------
10/17/97   $ 9,450     $10,000     $10,000     $10,000    $10,000
11/30/97     9,027      10,154      10,017       9,819     10,089
12/31/97     8,996      10,525      10,139       9,683     10,303
01/31/98     9,367      10,963      10,396       9,938     10,688
02/28/98     9,972      11,820      11,234      10,595     11,551
03/31/98    10,614      12,662      12,289      11,203     12,462
04/30/98    11,355      12,907      12,654      11,710     12,786
05/31/98    11,877      13,169      13,119      12,317     13,204
06/30/98    11,952      13,313      12,682      12,043     13,193
07/31/98    12,368      13,576      12,831      12,286     13,439
08/31/98    10,750      11,868      11,322      10,610     11,568
09/30/98    10,093      11,394      10,807      10,414     10,926
10/31/98    10,493      12,306      11,611      10,919     11,672
11/30/98    10,939      12,961      11,915      11,059     12,263
12/31/98    11,244      13,527      12,291      10,998     12,720
01/31/99    11,236      13,440      12,343      10,275     12,826
02/28/99    11,052      13,099      12,192      10,081     12,448
03/31/99    10,707      13,242      12,178       9,828     12,477
04/30/99    11,059      13,637      12,654       9,835     12,802
05/31/99    10,738      12,982      12,229       9,683     12,298
06/30/99    11,220      13,201      12,477       9,916     12,605
07/31/99    11,657      13,323      12,837      10,512     12,748
08/31/99    11,703      13,459      12,951      10,473     12,837
09/30/99    11,435      13,355      12,785      10,498     12,788
10/31/99    11,734      13,846      12,672      10,189     13,206
11/30/99    12,546      14,220      12,964       9,876     14,013
12/31/99    14,485      15,677      14,328       9,928     15,737
01/31/00    15,148      14,561      13,339       9,698     15,060
02/29/00    19,727      15,320      14,486       9,876     16,829
03/31/00    18,430      15,690      14,245      10,268     16,648
04/30/00    16,971      14,997      13,306       9,794     15,751
05/31/00    16,168      14,875      13,391      10,061     15,456
06/30/00    16,523      15,194      13,688      10,184     15,793
07/31/00    16,832      14,951      13,772      10,584     15,670
8/31/00     17,056      14,775      13,682      10,427     15,686
9/30/00     15,844      14,084      13,240      10,518     14,884
10/31/00    14,176      13,977      12,901      10,092     14,477
11/30/00    12,138      13,436      12,405       9,842     13,719
12/31/00    12,883      14,362      13,270      10,587     14,638
1/31/01     12,803      14,368      13,487      10,737     14,623
2/28/01     11,896      13,107      12,930      10,773     13,499
3/31/01     11,025      12,129      11,596       9,741     12,324
4/30/01     10,797      12,991      12,346       9,857     13,117
5/31/01     10,403      12,358      12,106       9,639     12,556
6/30/01      9,913      11,891      11,755       9,828     12,111
7/31/01      9,745      11,920      11,678       9,851     12,035
8/31/01      9,536      11,610      11,577       9,876     11,801


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   3 Years       Since
   August 31, 2001                                               Inception 6
 ---------------------------------------------------------------------------
 European Mid-Cap Fund--Class A Shares         (47.17)%    (5.71)%    (1.22)%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE WAS IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS
     (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. On June 25, 2001 the Fund changed its primary benchmark from the MDAX Index to the MSCI Europe Index as the MSCI Europe Index more closely reflects the sectors in which the Fund invests.

3 The Dow Jones STOXX SM Mid 200 Index is a subset of the Dow Jones STOXX SM Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalizations are between the top 70% and 90% of the TMI.

4 The MDAX Index is an unmanaged total return index of 70 mid-sized German companies. It is comprised of the DAX 100 Index, less those companies in the DAX Index, an index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

6    October 17, 1997.

Benchmark returns are for the period beginning October 31, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

European Mid-Cap Fund--Class B Shares, MSCI Europe Index, Dow Jones STOXX SM Mid 200 Index, MDAX Index and Lipper European Region Funds Average Growth of a $10,000 Investment (since March 30, 1998)

           European      MSCI     Dow Jones                Lipper
        Mid-Cap Fund-   Europe   STOXX SM Mid    MDAX     European
        Class B Shares  Index 2   200 Index 3  Index 4  Funds Average 5
        --------------  -------  ------------  -------  ---------------
03/30/98   $10,000     $10,000     $10,000     $10,000    $10,000
04/30/98    10,093      10,194      10,297      10,452     10,284
05/31/98    10,556      10,400      10,675      10,994     10,642
06/30/98    10,617      10,514      10,320      10,750     10,635
07/31/98    10,982      10,722      10,441      10,967     10,836
08/31/98     9,538       9,373       9,213       9,470      9,329
09/30/98     8,953       8,999       8,794       9,295      8,805
10/31/98     9,302       9,719       9,448       9,747      9,392
11/30/98     9,698      10,236       9,695       9,871      9,865
12/31/98     9,966      10,684      10,001       9,817     10,234
01/31/99     9,950      10,615      10,044       9,171     10,335
02/28/99     9,780      10,345       9,921       8,999     10,028
03/31/99     9,564      10,458       9,909       8,773     10,035
04/30/99     9,876      10,770      10,297       8,779     10,297
05/31/99     9,579      10,253       9,951       8,643      9,889
06/30/99    10,000      10,426      10,153       8,851     10,143
07/31/99    10,390      10,523      10,446       9,383     10,279
08/31/99    10,421      10,630      10,538       9,348     10,358
09/30/99    10,180      10,548      10,403       9,371     10,319
10/31/99    10,437      10,936      10,311       9,095     10,674
11/30/99    11,153      11,231      10,549       8,815     11,386
12/31/99    12,870      12,382      11,659       8,862     12,844
01/31/00    13,452      11,500      10,854       8,656     12,378
02/29/00    17,504      12,100      11,787       8,815     13,924
03/31/00    16,477      12,392      11,591       9,165     13,702
04/30/00    15,166      11,845      10,828       8,742     12,926
05/31/00    14,435      11,748      10,896       8,981     12,669
06/30/00    14,745      12,000      11,138       9,090     12,946
07/31/00    15,007      11,808      11,206       9,447     12,870
8/31/00     15,368      11,669      11,133       9,307     12,901
9/30/00     14,109      11,123      10,774       9,388     12,238
10/31/00    12,705      11,039      10,498       9,008     11,864
11/30/00    10,828      10,611      10,094       8,785     11,198
12/31/00    11,503      11,343      10,798       9,450     11,958
1/31/01     11,418      11,348      10,974       9,584     11,935
2/28/01     10,584      10,352      10,521       9,616     11,005
3/31/01      9,246       9,580       9,436       8,695     10,022
4/30/01      9,576      10,260      10,046       8,798     10,658
5/31/01      9,213       9,760       9,851       8,604     10,229
6/30/01      8,777       9,391       9,565       8,773      9,875
7/31/01      8,619       9,414       9,503       8,793      9,802
8/31/01      8,438       9,169       9,420       8,816      9,621


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   3 Years       Since
   August 31, 2001                                               Inception 6
 ---------------------------------------------------------------------------
 European Mid-Cap Fund--Class B Shares         (47.26)%    (5.63)%    (4.84)%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE WAS IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS
     (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. On June 25, 2001 the Fund changed its primary benchmark from the MDAX Index to the MSCI Europe Index as the MSCI Europe Index more closely reflects the sectors in which the Fund invests.

3 The Dow Jones STOXX SM Mid 200 Index is a subset of the Dow Jones STOXX SM Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalizations are between the top 70% and 90% of the TMI.

4 The MDAX Index is an unmanaged total return index of 70 mid-sized German companies. It is comprised of the DAX 100 Index, less those companies in the DAXIndex, an index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

6    March 30, 1998.

Benchmark returns are for the period beginning March 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

           European      MSCI     Dow Jones                Lipper
        Mid-Cap Fund-   Europe   STOXX SM Mid    MDAX     European
        Class C Shares  Index 2  200 Index 3   Index 4  Funds Average 5
        --------------  -------  -----------   -------  ---------------
09/02/98   $10,000     $10,000     $10,000     $10,000    $10,000
09/30/98     9,472       9,600       9,546       9,815      9,434
10/31/98     9,837      10,369      10,255      10,292     10,083
11/30/98    10,256      10,920      10,524      10,423     10,590
12/31/98    10,536      11,398      10,856      10,366     10,990
01/31/99    10,520      11,324      10,902       9,684     11,088
02/28/99    10,343      11,037      10,769       9,502     10,763
03/31/99    10,013      11,157      10,756       9,263     10,784
04/30/99    10,335      11,490      11,176       9,270     11,075
05/31/99    10,021      10,938      10,802       9,127     10,622
06/30/99    10,463      11,123      11,020       9,346     10,897
07/31/99    10,873      11,226      11,339       9,908     11,027
08/31/99    10,905      11,340      11,439       9,871     11,116
09/30/99    10,756      11,253      11,292       9,895     11,066
10/31/99    11,032      11,667      11,192       9,604     11,440
11/30/99    11,786      11,981      11,450       9,308     12,183
12/31/99    13,606      13,209      12,655       9,358     13,747
01/31/00    14,221      12,268      11,781       9,140     13,249
02/29/00    18,505      12,908      12,794       9,308     14,827
03/31/00    17,235      13,220      12,582       9,678     14,641
04/30/00    15,867      12,636      11,753       9,231     13,814
05/31/00    15,114      12,533      11,828       9,483     13,548
06/30/00    15,433      12,802      12,090       9,599     13,834
07/31/00    15,712      12,598      12,164       9,975     13,748
8/31/00     15,908      12,449      12,085       9,828     13,779
9/30/00     14,778      11,866      11,695       9,913     13,059
10/31/00    13,213      11,776      11,395       9,512     12,684
11/30/00    11,304      11,320      10,957       9,277     11,991
12/31/00    11,987      12,101      11,721       9,979     12,809
1/31/01     11,902      12,106      11,912      10,120     12,791
2/28/01     11,061      11,044      11,420      10,154     11,806
3/31/01      9,676      10,220      10,242       9,181     10,765
4/30/01     10,025      10,946      10,905       9,291     11,441
5/31/01      9,651      10,412      10,693       9,085     11,001
6/30/01      9,192      10,019      10,383       9,263     10,634
7/31/01      9,031      10,044      10,315       9,285     10,570
8/31/01      8,835       9,782      10,225       9,309     10,384


   TOTAL RETURN
                                                  AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                  1 Year   3 Years       Since
   August 31, 2001                                                 Inception 6
 -----------------------------------------------------------------------------
 European Mid-Cap Fund--Class C Shares            (45.02)%   n/a        (4.05)%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE WAS IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS
     (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. On June 25, 2001 the Fund changed its primary benchmark from the MDAX Index to the MSCI Europe Index as the MSCI Europe Index more closely reflects the sectors in which the Fund invests.

3 The Dow Jones STOXX SM Mid 200 Index is a subset of the Dow Jones STOXX SM Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalizations are between the top 70% and 90% of the TMI.

4 The MDAX Index is an unmanaged total return index of 70 mid-sized German companies. It is comprised of the DAX 100 Index, less those companies in the DAXIndex, an index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

6    September 2, 1998.

Benchmark returns are for the period beginning August 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Japanese Equity Fund--Class A Shares, MSCI Japan Index and
Lipper Japanese Funds Average
Growth of a $10,000 Investment (since October 20, 1997)

            Japanese Equity Fund-    MSCI Japan    Lipper Japanese
                 Class A Shares       Index 2      Funds Average 3
            ---------------------    ----------    ---------------
10/20/97             $ 9,450         $10,000         $10,000
11/30/97               8,384           9,386           9,481
12/31/97               8,044           8,849           9,022
01/31/98               8,354           9,638           9,683
02/28/98               8,203           9,689           9,576
03/31/98               7,794           9,030           9,165
04/30/98               7,787           8,993           9,258
05/31/98               7,749           8,498           9,044
06/30/98               7,749           8,617           9,083
07/31/98               7,734           8,503           9,303
08/31/98               7,447           7,534           8,519
09/30/98               7,205           7,328           8,207
10/31/98               7,492           8,557           8,656
11/30/98               8,044           8,948           9,374
12/31/98               8,422           9,295           9,671
01/31/99               8,565           9,362           9,856
02/28/99               8,732           9,157           9,865
03/31/99              10,463          10,428          11,328
04/30/99              11,045          10,862          12,041
05/31/99              10,622          10,250          11,661
06/30/99              12,671          11,220          13,716
07/31/99              14,235          12,340          15,197
08/31/99              15,211          12,254          16,005
09/30/99              16,927          12,998          17,071
10/31/99              17,902          13,555          17,716
11/30/99              20,745          14,137          20,056
12/31/99              22,679          15,015          22,152
01/31/00              21,323          14,365          20,442
02/29/00              22,640          13,992          21,129
03/31/00              22,833          15,147          20,590
04/30/00              20,514          14,008          18,435
05/31/00              18,484          13,295          16,614
06/30/00              19,523          14,208          17,638
07/31/00              17,252          12,571          15,231
8/31/00               19,099          13,385          16,756
9/30/00               18,176          12,720          15,656
10/31/00              16,675          11,982          13,963
11/30/00              16,160          11,486          13,219
12/31/00              14,855          10,787          11,907
1/31/01               15,232          10,664          12,133
2/28/01               13,776          10,189          11,099
3/31/01               14,684           9,860          10,954
4/30/01               14,768          10,533          11,920
5/31/01               14,479          10,513          11,906
6/30/01               13,752           9,896          11,137
7/31/01               12,497           9,159          10,119
8/31/01               11,881           8,930           9,586


   TOTAL RETURN
                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years     Since
   August 31, 2001                                                Inception 4
 ----------------------------------------------------------------------------
 Japanese Equity Fund--Class A Shares            (41.21)%    14.67%     4.56%
 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    October 20, 1997.

Benchmark returns are for the period beginning October 31, 1997.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Japanese Equity Fund--Class B Shares, MSCI Japan Index and
Lipper Japanese Funds Average
Growth of a $10,000 Investment (since August 10, 1998)

             Japanese Equity Fund-   MSCI Japan   Lipper Japanese
                 Class B Shares        Index 2    Funds Average 3
             ---------------------   ----------   ---------------
08/10/98            $10,000          $10,000        $10,000
09/30/98              8,900            9,727          9,653
10/31/98              9,249           11,358         10,276
11/30/98              9,933           11,877         11,070
12/31/98             10,389           12,337         11,447
01/31/99             10,572           12,427         11,608
02/28/99             10,769           12,155         11,591
03/31/99             12,890           13,841         13,253
04/30/99             13,596           14,418         14,027
05/31/99             13,072           13,605         13,596
06/30/99             15,572           14,893         15,796
07/31/99             17,495           16,379         17,483
08/31/99             18,877           16,265         18,391
09/30/99             20,997           17,252         19,558
10/31/99             22,195           17,992         20,284
11/30/99             25,697           18,764         22,629
12/31/99             28,093           19,929         24,745
01/31/00             26,379           19,066         23,041
02/29/00             27,981           18,572         23,615
03/31/00             27,767           20,105         23,560
04/30/00             24,953           18,593         21,285
05/31/00             22,456           17,646         19,446
06/30/00             23,704           18,859         20,621
07/31/00             20,928           16,686         17,962
8/31/00              23,820           17,766         19,590
9/30/00              22,257           16,883         18,445
10/31/00             20,733           15,904         16,602
11/30/00             20,066           15,243         15,798
12/31/00             18,420           14,316         14,336
1/31/01              18,873           14,152         14,482
2/28/01              17,036           13,522         13,321
3/31/01              17,155           13,085         13,098
4/30/01              18,253           13,979         14,060
5/31/01              17,871           13,952         14,014
6/30/01              16,964           13,134         13,171
7/31/01              15,377           12,155         11,994
8/31/01              14,578           11,851         11,411


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year     3 Years     Since
   August 31, 2001                                               Inception 4
 ---------------------------------------------------------------------------
 Japanese Equity Fund--Class B Shares           (41.40)%    14.61%    13.12%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    August 10, 1998.

Benchmark returns are for the period beginning August 31, 1998.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Japanese Equity Fund--Class C Shares, MSCI Japan Index and
Lipper Japanese Funds Average
Growth of a $10,000 Investment (since May 31, 2000)

            Japanese Equity Fund-    MSCI Japan    Lipper Japanese
                Class C Shares        Index 2      Funds Average 3
            ---------------------    ----------    ---------------
05/31/00         $10,000             $10,000         $10,000
06/30/00          10,450              10,687          10,613
07/31/00           9,226               9,456           9,295
8/31/00           10,211              10,068          10,063
9/30/00            9,711               9,567           9,531
10/31/00           8,902               9,012           8,664
11/30/00           8,620               8,639           8,255
12/31/00           7,923               8,114           7,547
1/31/01            8,115               8,021           7,510
2/28/01            7,337               7,664           6,948
3/31/01            7,392               7,416           6,859
4/30/01            7,857               7,923           7,329
5/31/01            7,695               7,908           7,240
6/30/01            7,381               7,444           6,900
7/31/01            6,702               6,889           6,281
8/31/01            6,365               6,717           5,981


   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year   3 Years       Since
   August 31, 2001                                               Inception 4
 ---------------------------------------------------------------------------
 Japanese Equity Fund--Class C Shares           (38.89)%   n/a      (30.30)%
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4    May 31, 2000.

Benchmark returns are for the period beginning May 31, 2000.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES



                                                   TOP 50                     TOP 50                        TOP 50
                                               WORLD FUND                 EUROPE FUND                    ASIA FUND
                                              -----------                 -----------                  -----------
ASSETS
   Investment in corresponding
     portfolio, at value 1 ....................$4,257,576                 $ 9,723,306                  $ 7,080,834
   Receivable from Manager for
     expense reimbursement, net ...............    24,326                      25,174                       24,668
   Foreign tax reclaim receivable .............     4,649                      37,778                          133
   Receivable from corresponding
     portfolio for withdrawals ................        --                      22,500                        2,618
   Receivable for capital shares sold .........        --                     107,810                      108,665
   Deferred organization costs ................     3,020                       3,020                        3,103
                                               ----------                 -----------                  -----------
Total assets .................................. 4,289,571                   9,919,588                    7,220,021
                                               ----------                 -----------                  -----------
LIABILITIES
   Payable for capital shares redeemed ........    13,296                      22,500                        2,618
   Transfer agent fees payable ................     9,440                       9,377                        9,805
   Distribution and service fees payable ......     2,717                       5,741                        4,827
   Accounting fees payable ....................     2,358                       1,749                        1,750
   Administration fees payable ................    12,715                      12,707                       12,708
   Other accrued expenses .....................    24,976                      25,297                       24,417
                                               ----------                 -----------                  -----------
Total liabilities .............................    65,502                      77,371                       56,125
                                               ----------                 -----------                  -----------
NET ASSETS ....................................$4,224,069                 $ 9,842,217                  $ 7,163,896
                                               ==========                 ===========                  ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ............................$6,082,460                 $11,749,996                  $15,092,819
   Accumulated net investment
     (expenses in excess of) income ...........    (4,938)                    (53,007)                     151,132
   Accumulated net realized gain (loss)
      on investment and foreign
      currency transactions ...................  (955,865)                 (1,247,291)                    (957,603)
   Net unrealized appreciation/depreciation
      on investments and foreign currencies ...  (897,588)                   (607,481)                  (7,122,452)
                                               ----------                 -----------                  -----------
NET ASSETS ....................................$4,224,069                 $ 9,842,217                  $ 7,163,896
                                               ==========                 ===========                  ===========
NET ASSET VALUE PER SHARE
   (net assets divided by
     shares outstanding)
   Class A Shares 2 ...........................$    12.59                 $     12.12                  $     10.85
                                               ==========                 ===========                  ===========
   Class B Shares 3 ...........................$    10.96                 $     10.57                  $     12.42
                                               ==========                 ===========                  ===========
   Class C Shares 4 ...........................$    10.96                 $     11.53                  $     12.43
                                               ==========                 ===========                  ===========



                                                                                                     AUGUST 31, 2001

                                                                                                            EUROPEAN
                                                    TOP 50                      MID-CAP                     JAPANESE
                                                   US FUND                         FUND                  EQUITY FUND
                                               -----------                  -----------                  -----------
ASSETS
   Investment in corresponding
     portfolio, at value 1 ....................$20,739,086                  $11,587,524                   $4,641,306
   Receivable from Manager for
     expense reimbursement, net ...............     34,245                       38,547                       28,164
   Foreign tax reclaim receivable .............         --                       73,126                           30
   Receivable from corresponding
     portfolio for withdrawals ................         --                       13,910                        4,835
   Receivable for capital shares sold .........         --                           --                           --
   Deferred organization costs ................      3,020                        3,123                        3,131
                                               -----------                  -----------                   ----------
Total assets .................................. 20,776,351                   11,716,230                    4,677,466
                                               -----------                  -----------                   ----------
LIABILITIES
   Payable for capital shares redeemed ........     23,721                       20,042                        4,840
   Transfer agent fees payable ................      9,854                       10,672                       10,033
   Distribution and service fees payable ......      8,000                        8,101                        3,468
   Accounting fees payable ....................      1,749                        1,749                        1,783
   Administration fees payable ................     12,715                       12,706                       12,716
   Other accrued expenses .....................     29,015                       22,393                       22,988
                                               -----------                  -----------                   ----------
Total liabilities .............................     85,054                       75,663                       55,828
                                               -----------                  -----------                   ----------
NET ASSETS ....................................$20,691,297                  $11,640,567                   $4,621,638
                                               ===========                  ===========                   ==========
COMPOSITION OF NET ASSETS
   Paid-in capital ............................$28,485,479                  $17,286,861                   $3,171,174
   Accumulated net investment
     (expenses in excess of) income ...........         --                     (160,122)                     240,806
   Accumulated net realized gain (loss)
      on investment and foreign
      currency transactions ................... (2,638,713)                  (5,888,731)                    (580,460)
   Net unrealized appreciation/depreciation
      on investments and foreign currencies ... (5,155,469)                     402,559                    1,790,118
                                               -----------                  -----------                   ----------
NET ASSETS ....................................$20,691,297                  $11,640,567                   $4,621,638
                                               ===========                  ===========                   ==========
NET ASSET VALUE PER SHARE
   (net assets divided by
     shares outstanding)
   Class A Shares 2 ...........................$     13.24                  $     11.88                   $     9.47
                                               ===========                  ===========                   ==========
   Class B Shares 3 ...........................$     11.24                  $     10.23                   $    12.47
                                               ===========                  ===========                   ==========
   Class C Shares 4 ...........................$     12.27                  $     10.40                   $    12.48
                                               ===========                  ===========                   ==========

--------------------------------------------------------------------------------

1 Allocated from Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio, as applicable.

2 Net asset value and redemption price per share (based on net assets of $2,111,906, $4,828,261, $5,718,318, $16,027,165, $4,703,912 and $1,206,627
     and 167,750, 398,228, 526,950, 1,210,668, 396,074, and 127,446 shares outstanding for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively). Maximum offering price per share was $13.32 ($12.59/0.945), $12.83 ($12.12/0.945), $11.48 ($10.85/0.945), $14.01 ($13.24/0.945), $12.57
     ($11.88/0.945) and $10.02 ($9.47/0.945) for the Top 50 World Fund, Top 50
     Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively. Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.

3 Net asset value and offering price per share (based on net assets of $1,936,231, $4,238,009, $1,353,413, $4,177,596, $5,338,724 and $3,133,765
     and 176,699, 400,800, 108,932, 371,774, 522,084 and 251,224 shares outstanding for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively). Redemption value is $10.41, $10.05, $11.80, $10.68, $9.72 and $11.85 for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively, following a 5.00% maximum contingent deferred sales charge.

4 Net asset value and offering price per share (based on net assets of $175,932, $775,947, $92,165, $486,536, $1,597,931 and $281,246 and 16,055,
     67,308, 7,415, 39,650, 153,680 and 22,539 shares outstanding for the Top 50
     World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund an Japanese Equity Fund, respectively). Redemption value is $10.85, $11.41, $12.31, $12.15, $10.30 and $12.36 for the Top 50 World
     Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively, following a 1.00% maximum contingent deferred sales charge.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      48-49

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                                 FOR THE YEAR ENDED
                                                                                                    AUGUST 31, 2001


                                                        TOP 50                 TOP 50                        TOP 50
                                                    WORLD FUND             EUROPE FUND                    ASIA FUND
                                                    ----------             -----------                 ------------
INVESTMENT INCOME 1
   Dividend income ..........................      $    60,848             $   175,887                 $    392,184
   Less: foreign withholding taxes ..........           (3,959)                (19,792)                     (57,297)
                                                   -----------             -----------                 ------------
     Net dividend income ....................           56,889                 156,095                     $334,887
   Interest income ..........................           24,810                  49,018                       75,460
                                                   -----------             -----------                 ------------
   Total income .............................           81,699                 205,113                      410,347
   Expenses .................................         (110,859)               (222,581)                    (402,842)
                                                   -----------             -----------                 ------------
   Investment (expenses in excess of)
     income allocated from
     corresponding Portfolio ................          (29,160)                (17,468)                       7,505
                                                   -----------             -----------                 ------------
EXPENSES
   Administration fees ......................           75,191                  75,176                       75,184
   Transfer agent fees ......................           56,670                  54,926                       56,738
   Printing and shareholder reports .........           55,573                  55,891                       55,798
   Registration fees ........................           31,552                  40,760                       38,180
   Accounting fees ..........................           21,060                  20,449                       20,452
   Professional fees ........................           16,767                  18,634                       21,248
   Amortization of organization costs .......            2,219                   2,219                        2,219
   Distribution fees
     Class A Shares .........................            7,126                  14,864                       53,095
     Class B Shares .........................           22,203                  41,948                       17,331
     Class C Shares .........................            1,239                   7,633                          909
   Services fees
     Class B Shares .........................            7,401                  13,983                        5,777
     Class C Shares .........................              413                   2,544                          303
   Miscellaneous ............................            3,656                   3,842                        6,346
                                                   -----------             -----------                 ------------
     Total expenses .........................          301,070                 352,869                      353,580
   Less: fee waivers and/or expense
     reimbursements .........................         (292,860)               (324,969)                    (359,462)
                                                   -----------             -----------                 ------------
   Net expenses .............................            8,210                  27,900                       (5,882)
                                                   -----------             -----------                 ------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME          (37,370)                (45,368)                      13,387
                                                   -----------             -----------                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
     Investment transactions ................         (723,008)             (1,107,738)                   3,389,074
     Foreign currency transactions ..........           (5,698)                (18,029)                     666,665
     Forward foreign currency transactions ..           (1,421)                (33,807)                      (3,868)
     Futures transactions                                   --                  (2,649)                          --
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .....................       (1,658,426)             (2,478,136)                 (14,849,873)
                                                   -----------             -----------                 ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES .......       (2,388,553)             (3,640,359)                 (10,798,002)
                                                   -----------             -----------                 ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..      $(2,425,923)            $(3,685,727)                $(10,784,615)
                                                   ===========             ===========                 ============






                                                                                                     FOR THE YEAR ENDED
                                                                                                        AUGUST 31, 2001

                                                                                  EUROPEAN
                                                       TOP 50                      MID-CAP                     JAPANESE
                                                       US FUND                        FUND                  EQUITY FUND
                                                 ------------                 ------------                  -----------
INVESTMENT INCOME 1
   Dividend income ..........................    $    149,581                 $    331,819                  $    26,685
   Less: foreign withholding taxes ..........            (107)                     (38,865)                      (4,009)
                                                 ------------                 ------------                  -----------
     Net dividend income ....................         149,474                      292,954                       22,676
   Interest income ..........................          30,642                      162,381                       19,098
                                                 ------------                 ------------                  -----------
   Total income .............................         180,116                      455,335                       41,774
   Expenses .................................        (293,262)                    (399,370)                    (177,483)
                                                 ------------                 ------------                  -----------
   Investment (expenses in excess of)
     income allocated from
     corresponding Portfolio ................        (113,146)                      55,965                     (135,709)
                                                 ------------                 ------------                  -----------
EXPENSES
   Administration fees ......................          75,187                       75,174                       75,192
   Transfer agent fees ......................          57,894                       61,253                       56,095
   Printing and shareholder reports .........          52,396                       59,896                       51,574
   Registration fees ........................          40,668                       47,019                       34,212
   Accounting fees ..........................          20,449                       20,449                       20,485
   Professional fees ........................          19,736                       19,062                       17,942
   Amortization of organization costs .......           2,219                        2,219                        2,219
   Distribution fees
     Class A Shares                                    34,301                       42,798                        3,520
     Class B Shares .........................          42,234                       62,289                       30,555
     Class C Shares .........................           4,719                       19,133                        1,925
   Services fees
     Class B Shares .........................          14,078                       20,763                       10,185
     Class C Shares .........................           1,573                        6,378                          642
   Miscellaneous ............................           3,767                        5,943                        3,347
                                                 ------------                 ------------                  -----------
     Total expenses .........................         369,221                      442,376                      307,893
   Less: fee waivers and/or expense
     reimbursements .........................        (385,751)                    (312,715)                    (361,078)
                                                 ------------                 ------------                  -----------
   Net expenses .............................         (16,530)                     129,661                      (53,185)
                                                 ------------                 ------------                  -----------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME         (96,616)                     (73,696)                     (82,524)
                                                 ------------                 ------------                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
     Investment transactions ................      (2,344,334)                  (7,063,297)                    (361,555)
     Foreign currency transactions                         --                      (56,292)                     372,114
     Forward foreign currency transactions                 --                      (76,256)                     (29,954)
     Futures transactions                                  --                           --                           --
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .....................      (7,991,186)                  (9,347,281)                  (2,592,770)
                                                 ------------                 ------------                  -----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES .......     (10,335,520)                 (16,543,126)                  (2,612,165)
                                                 ------------                 ------------                  -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..    $(10,432,136)                $(16,616,822)                 $(2,694,689)
                                                 ============                 ============                  ===========

--------------------------------------------------------------------------------
1 Allocated from Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio, as applicable.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      50-51

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FOR THE YEARS ENDED AUGUST 31,
                                                                   2001                2000                2001              2000


                                                                                     TOP 50                                TOP 50
                                                                                 WORLD FUND                           EUROPE FUND
                                                                                -----------                           -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income ...........$   (37,370)        $   (47,850)      $    (45,368)      $   (63,164)
   Net realized gain (loss) on investment and
     foreign currency transactions .........................   (730,127)            196,702         (1,162,223)         1,420,324
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................... (1,658,426)            488,093         (2,478,136)         1,491,340
                                                            -----------         -----------       ------------       ------------
   Net increase (decrease) in net assets from operations ... (2,425,923)            636,945         (3,685,727)         2,848,500
                                                            -----------         -----------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A Shares ........................................         --                  --                 --                 --
     Class B Shares ........................................         --                  --                 --                 --
     Class C Shares ........................................         --                  --                 --                 --
   Net realized gains:
     Class A Shares ........................................   (103,894)            (27,102)           (76,183)                --
     Class B Shares ........................................   (140,072)            (22,873)           (92,662)                --
     Class C Shares ........................................     (6,435)                 --            (14,602)                --
                                                            -----------         -----------       ------------       ------------
   Total distributions .....................................   (250,401)            (49,975)          (183,447)                --
                                                            -----------         -----------       ------------       ------------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .......................  8,199,311           4,382,527         14,773,476         34,474,317
   Net dividend reinvestments ..............................    196,134              48,152            103,106                 --
   Shares issued for securities transferred in-kind ........         --                  --                 --                 --
   Net cost of shares redeemed ............................. (8,862,922)         (2,556,590)       (20,364,598)       (29,282,014)
                                                            -----------         -----------       ------------       ------------
   Net increase (decrease) in net assets from capital
     share transactions ....................................   (467,477)          1,874,089         (5,488,016)         5,192,303
                                                            -----------         -----------       ------------       ------------
NET ASSETS
   Beginning of year .......................................  7,367,870           4,906,811         19,199,407         11,158,604
                                                            -----------         -----------       ------------       ------------
   End of year .............................................$ 4,224,069 1       $ 7,367,870 1     $  9,842,217 2     $ 19,199,407 2
                                                            ===========         ===========       ============       ============




Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------

                                                                                                  FOR THE YEARS ENDED AUGUST 31,
                                                                    2001              2000               2001               2000


                                                                                     TOP 50                               TOP 50
                                                                                  ASIA FUND                              US FUND
                                                                             --------------                          ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income ...........$     13,387     $    (264,294)      $    (96,616)       $  (83,093)
   Net realized gain (loss) on investment and
     foreign currency transactions .........................   4,051,871         5,079,116         (2,344,334)          389,428
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................... (14,849,873)          (20,106)        (7,991,186)        1,549,421
                                                            ------------      ------------        -----------         ---------
   Net increase (decrease) in net assets from operations ... (10,784,615)        4,794,716        (10,432,136)        1,855,756
                                                            ------------      ------------        -----------         ---------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A Shares ........................................          --          (348,693)                --                --
     Class B Shares ........................................          --           (51,370)                --                --
     Class C Shares ........................................          --                --                 --                --
   Net realized gains:
     Class A Shares ........................................  (4,089,081)       (1,052,806)                --                --
     Class B Shares ........................................    (377,209)         (197,139)                --                --
     Class C Shares ........................................     (18,381)               --                 --                --
                                                            ------------      ------------        -----------         ---------
   Total distributions .....................................  (4,484,671)       (1,650,008)                --                --
                                                            ------------      ------------        -----------         ---------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .......................  76,126,114        42,718,418         21,529,088         7,978,688
   Net dividend reinvestments ..............................   3,385,708         1,554,094                 --                --
   Shares issued for securities transferred in-kind ........          --                --                 --         2,408,952
   Net cost of shares redeemed ............................. (92,189,928)      (39,927,255)        (6,045,115)       (2,872,585)
                                                            ------------      ------------        -----------         ---------
   Net increase (decrease) in net assets from capital
     share transactions .................................... (12,678,106)        4,345,257         15,483,973         7,515,055
                                                            ------------      ------------        -----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................... (27,947,392)        7,489,965          5,051,837         9,370,811
NET ASSETS
   Beginning of year .......................................  35,111,288        27,621,323         15,639,460         6,268,649
                                                            ------------      ------------        -----------         ---------
   End of year .............................................$  7,163,896 3    $ 35,111,288 3      $ 20,691,297 4      $15,639,460 4
                                                            ============      ============        ============        ===========





                                                                                                  FOR THE YEARS ENDED AUGUST 31,
                                                                     2001                 2000             2001             2000

                                                                                      EUROPEAN
                                                                                       MID-CAP                              JAPANESE
                                                                                          FUND                           EQUITY FUND
                                                                                --------------                          ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income ...........$     (73,696)      $   (344,954)     $     (82,524)     $    (191,556)
   Net realized gain (loss) on investment and
     foreign currency transactions .........................   (7,195,845)         1,303,489            (19,395)       3 ,650,189
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ....................   (9,347,281)         9,225,044         (2,592,770)          619,584
                                                            -------------       ------------       ------------      ------------
   Net increase (decrease) in net assets from operations ...  (16,616,822)        10,183,579         (2,694,689)        4,078,217
                                                            -------------       ------------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A Shares ........................................     (203,239)                --                 --                --
     Class B Shares ........................................      (33,831)                --                 --                --
     Class C Shares ........................................       (9,836)                --                 --                --
   Net realized gains:
     Class A Shares ........................................     (549,025)          (120,211)          (439,383)       (1,301,081)
     Class B Shares ........................................     (313,297)           (72,818)          (871,861)       (1,663,439)
     Class C Shares ........................................      (91,727)           (16,864)           (18,370)               --
                                                            -------------       ------------       ------------      ------------
   Total distributions .....................................   (1,200,955)          (209,893)        (1,329,614)       (2,964,520)
                                                            -------------       ------------       ------------      ------------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .......................  133,725,428         76,874,729         11,559,587        28,826,697
   Net dividend reinvestments ..............................      749,254            191,144            420,511         2,454,865
   Shares issued for securities transferred in-kind ........           --                 --                 --                --
   Net cost of shares redeemed ............................. (144,806,646)       (69,794,272)       (12,327,134)      (39,016,835)
                                                            -------------       ------------       ------------      ------------
   Net increase (decrease) in net assets from capital
     share transactions ....................................  (10,331,964)         7,271,601           (347,036)       (7,735,273)
                                                            -------------       ------------       ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................  (28,149,741)        17,245,287         (4,371,339)       (6,621,576)
NET ASSETS
   Beginning of year .......................................   39,790,308         22,545,021          8,992,977        15,614,553
                                                            -------------       ------------       ------------      ------------
   End of year .............................................$  11,640,567 5     $ 39,790,308 5     $  4,621,638 6    $  8,992,977 6
                                                            =============       ============       ============      ============

--------------------------------------------------------------------------------

1 Includes accumulated expenses in excess of income of $(4,938) for 2001 and $0 for 2000. 2 Includes accumulated expenses in excess of income of $(53,007) for 2001 and $(2,696) for 2000. 3 Includes accumulated net investment (expenses in excess of) income $151,132 for 2001 and $(511,753) for 2000. 4 Includes accumulated net investment income of $0 for 2001 and $0 for 2000. 5 Includes accumulated net investment (expenses in excess of) income of $(160,122) for 2001 and $219,444 for 2000. 6 Includes accumulated net investment income of $240,806 for 2001 and $0 for 2000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      52-53

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 WORLD FUND--                                                                                             FOR THE PERIOD
 CLASS A SHARES                                                                                               OCTOBER 2, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------           ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $19.44              $17.35             $12.35                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................  (0.03) 2            (0.09)              0.01                       0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ..............................  (6.21)               2.34               5.18                      (0.16)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (6.24)               2.25               5.19                      (0.15)
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................     --                  --               0.00 3                       --
   Net realized gains ................................  (0.61)              (0.16)             (0.19)                        --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (0.61)              (0.16)             (0.19)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $12.59              $19.44             $17.35                     $12.35
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN4 ............................. (32.75)%             12.95%             42.19%                     (1.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $2,112              $3,236             $2,776                       $181
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ............................  (0.20)%             (0.49)%             0.13%                      0.13% 5
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Top 50
        World Portfolio ..............................   1.60%               1.60%              1.60%                      1.60% 5
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio ....................................   6.52%               6.25%             10.56%                    127.49% 5

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3    Amount rounds to less than $0.01.

4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

5    Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 WORLD FUND--                                                                                             FOR THE PERIOD
 CLASS B SHARES                                                                                                   MAY 4, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------           ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $17.14              $15.43             $11.08                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.14) 2            (0.12)             (0.02)                     (0.01)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ..............................  (5.43)               1.99               4.56                      (1.41)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (5.57)               1.87               4.54                      (1.42)
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................     --                  --               0.00 3                       --
   Net realized gains ................................  (0.61)              (0.16)             (0.19)                        --
                                                       ------              ------             ------                     ------
   Total distributions ...............................  (0.61)              (0.16)             (0.19)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $10.96              $17.14             $15.43                     $11.08
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN 4 ............................ (33.25)%             12.10%             41.14%                    (11.36)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $1,936              $4,029             $2,131                        $90
   Ratios to average net assets:
     Expenses in excess of income ....................  (1.02)%             (1.25)%            (0.64)%                    (0.84)% 5
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio ....................................   2.35%               2.35%              2.35%                      2.35% 5
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio ....................................   7.24%               7.07%             12.29%                    128.24% 5

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3    Amount rounds to less than $0.01.

4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

5    Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 WORLD FUND--                                                                                       FOR THE PERIOD
 CLASS C SHARES                                                                  FOR THE                   MAY 31, 2000 1
                                                                              YEAR ENDED                          THROUGH
                                                                         AUGUST 31, 2001                  AUGUST 31, 2000
                                                                         ---------------                  ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD. ........................................... $17.14                           $16.44
                                                                                  ------                           ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .................................................  (0.12)2                          (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .....................................................  (5.45)                            0.71
                                                                                  ------                           ------
Total from investment operations ................................................  (5.57)                            0.70
                                                                                  ------                           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains . .........................................................  (0.61)                              --
                                                                                  ------                           ------
Total distributions . ...........................................................  (0.61)                              --
                                                                                  ------                           ------
NET ASSET VALUE, END OF PERIOD .................................................. $10.96                           $17.14
                                                                                  ======                           ======
TOTAL INVESTMENT RETURN 3 ....................................................... (33.25)%                           4.20%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .....................................   $176                             $103
   Ratios to average net assets:
     Expenses in excess of income ...............................................  (0.90)%                          (0.77)% 4
     Expenses after waivers and/or reimbursements, including
        expenses of the Top 50 World Portfolio ..................................   2.35%                            2.35% 4
     Expenses before waivers and/or reimbursements, including
        expenses of the Top 50 World Portfolio ..................................   7.36%                            8.24%4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 EUROPE FUND--                                                                                            FOR THE PERIOD
 CLASS A SHARES                                                                                               OCTOBER 2, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------           ----------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ................ $16.47              $13.40             $13.03                     $12.50
                                                       ------              ------             ------                     ------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................   0.07               (0.03)              0.04                       0.02
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (4.23)               3.10               0.33                       0.51
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (4.16)               3.07               0.37                       0.53
                                                       ------              ------             ------                     ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ................................  (0.19)                 --                 --                         --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (0.19)                 --                 --                         --
                                                       ------              ------             ------                     ------
 NET ASSET VALUE, END OF PERIOD ...................... $12.12              $16.47             $13.40                     $13.03
                                                       ======              ======             ======                     ======
 TOTAL INVESTMENT RETURN 2 ........................... (25.47)%             22.91%              2.84%                      4.24%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $4,828             $10,912             $3,796                     $1,208
   Ratios to average net assets:
      Net investment income ..........................   0.06%               0.02%              0.44%                      0.50% 3
      Expenses after waivers and/or
         reimbursements, including
         expenses of the Top 50 Europe

         Portfolio ...................................   1.60%               1.60%              1.60%                      1.60% 3
      Expenses before waivers and/or
         reimbursements, including
         expenses of the Top 50 Europe

         Portfolio ...................................   4.19%               3.86%              4.73%                     16.53% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 EUROPE FUND--                                                                                            FOR THE PERIOD
 CLASS B SHARES                                                                                                MARCH 30, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------           ----------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ................ $14.51              $11.89             $11.65                     $12.50
                                                       ------              ------             ------                     ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.13)              (0.12)             (0.04)                     (0.01)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (3.62)               2.74               0.28                      (0.84)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (3.75)               2.62               0.24                      (0.85)
                                                       ------              ------             ------                     ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ................................  (0.19)                 --                 --                         --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (0.19)                 --                 --                         --
                                                       ------              ------             ------                     ------
 NET ASSET VALUE, END OF PERIOD ...................... $10.57              $14.51             $11.89                     $11.65
                                                       ======              ======             ======                     ======
 TOTAL INVESTMENT RETURN 2 ........................... (26.09)%             22.04%              2.06%                     (6.80)%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $4,238              $7,234             $6,395                     $3,120
   Ratios to average net assets:
      Expenses in excess of income ...................  (0.75)%             (0.79)%            (0.46)%                    (0.46)% 3
      Expenses after waivers and/or
         reimbursements, including
         expenses of the Top 50 Europe
         Portfolio ...................................   2.35%               2.35%              2.35%                      2.35% 3
      Expenses before waivers and/or
         reimbursements, including
         expenses of the Top 50 Europe
         Portfolio ...................................   4.93%               4.61%              5.39%                     17.28% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 EUROPE FUND--                                                                                        FOR THE PERIOD
 CLASS C SHARES                                                                                             SEPT. 2, 1998 1
                                                                                                                    THROUGH
                                                              FOR THE YEARS ENDED AUGUST 31,                     AUGUST 31,
                                                                 2001                   2000                           1999
                                                              -------                 ------                ---------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD .......................  $15.80                 $12.95                     $12.50
                                                               ------                 ------                     ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .............................   (0.10)                 (0.13)                     (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .....................   (3.98)                  2.98                       0.48
                                                               ------                 ------                     ------
 Total from investment operations ...........................   (4.08)                  2.85                       0.45
                                                               ------                 ------                     ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains .......................................   (0.19)                    --                         --
                                                               ------                 ------                     ------
 Total distributions ........................................   (0.19)                    --                         --
                                                               ------                 ------                     ------
 NET ASSET VALUE, END OF PERIOD .............................  $11.53                 $15.80                     $12.95
                                                               ======                 ======                     ======
 TOTAL INVESTMENT RETURN 2 ..................................  (26.05)%                22.01%                      3.60%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................    $776                 $1,053                     $  967
   Ratios to average net assets:
      Expenses in excess of income ..........................   (0.69)%                (0.79)%                    (0.31)% 3
      Expenses after waivers and/or reimbursements,
         including expenses of the Top 50 Europe Portfolio ..    2.35%                  2.35%                      2.35% 3
      Expenses before waivers and/or reimbursements,
         including expenses of the Top 50 Europe Portfolio ..    4.93%                  4.61%                      5.97% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 ASIA FUND--                                                                                              FOR THE PERIOD
 CLASS A SHARES                                                                                              OCTOBER 14, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------           ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $21.06              $18.79             $ 8.18                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................   0.02 2             (0.10)             (0.10)                      0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (7.59)               3.46              10.72                      (4.33)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (7.57)               3.36              10.62                      (4.32)
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................     --               (0.26)             (0.01)                        --
   Net realized gains ................................  (2.64)              (0.83)                --                         --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (2.64)              (1.09)             (0.01)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $10.85              $21.06             $18.79                     $ 8.18
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN3 ............................. (38.70)%             17.54%            130.00%                    (34.56)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $5,718             $30,120            $23,954                        $41
   Ratios to average net assets:
      Net investment (expenses in
         excess of) income ...........................   0.13%              (0.58)%            (0.34)%                     0.15% 4
     Expenses after waivers and/or
        reimbursements, including expenses
        of theTop 50 Asia Portfolio ..................   1.60%               1.60%              1.60%                      1.60% 4
     Expenses before waivers and/or
        reimbursements, including expenses
        of theTop 50 Asia Portfolio ..................   3.12%               2.28%              3.50%                    247.05% 4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 ASIA FUND--                                                                                              FOR THE PERIOD
 CLASS B SHARES                                                                                                   MAY 5, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $23.78              $21.21             $ 9.28                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.10) 2            (0.45)             (0.12)                     (0.02)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (8.62)               4.05              12.06                      (3.20)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (8.72)               3.60              11.94                      (3.22)
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................     --               (0.20)             (0.01)                        --
   Net realized gains ................................  (2.64)              (0.83)                --                         --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (2.64)              (1.03)             (0.01)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $12.42              $23.78             $21.21                     $ 9.28
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN 3 ............................ (39.16)%             16.68%            128.65%                    (25.76)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $1,353              $4,867             $3,667                        $50
   Ratios to average net assets:
      Expenses in excess of income ...................  (0.62)%             (1.31)%            (1.32)%                    (0.51)% 4
      Expenses after waivers and/or
         reimbursements, including expenses
         of theTop 50 Asia Portfolio .................   2.35%               2.35%              2.35%                      2.35% 4
      Expenses before waivers and/or
         reimbursements, including expenses
         of theTop 50 Asia Portfolio .................   3.86%               3.02%              3.75%                    247.80% 4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA FUND--                                                                             FOR THE PERIOD
 CLASS C SHARES                                                          FOR THE                 MAY 31, 20001
                                                                      YEAR ENDED                       THROUGH
                                                                 AUGUST 31, 2001               AUGUST 31, 2000
                                                                 ---------------               ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................... $23.79                        $23.33
                                                                          ------                        ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........................................  (0.10) 2                      (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .............................................  (8.62)                         0.48
                                                                          ------                        ------
Total from investment operations ........................................  (8.72)                         0.46
                                                                          ------                        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ...................................................  (2.64)                           --
                                                                          ------                        ------
Total distributions .....................................................  (2.64)                           --
                                                                          ------                        ------
NET ASSET VALUE, END OF PERIOD .......................................... $12.43                        $23.79
                                                                          ======                        ------
 TOTAL INVESTMENT RETURN 3 .............................................. (39.14)%                        1.97%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................. $   92                          $124
   Ratios to average net assets:
      Expenses in excess of income ......................................  (0.60)%                       (0.99)% 4
      Expenses after waivers and/or reimbursements, including
         expenses of theTop 50 Asia Portfolio ...........................   2.35%                         2.35% 4
      Expenses before waivers and/or reimbursements, including
         expenses of theTop 50 Asia Portfolio ...........................   3.99%                         3.54% 4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 US FUND--                                                                                                FOR THE PERIOD
 CLASS A SHARES                                                                                               OCTOBER 2, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................ $ 22.34             $ 17.89             $12.62                     $12.50
                                                      -------             -------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................   (0.03)              (0.10)             (0.08)                     (0.03)
   Net realized and unrealized gain (loss)
     on investments .................................   (9.07)               4.55               5.35                       0.15
                                                      -------             -------             ------                     ------
 Total from investment operations ...................   (9.10)               4.45               5.27                       0.12
                                                      -------             -------             ------                     ------
NET ASSET VALUE, END OF PERIOD ...................... $ 13.24             $ 22.34             $17.89                     $12.62
                                                      =======             =======             ======                     ======
TOTAL INVESTMENT RETURN 2 ...........................  (40.73)%             24.87%             41.76%                      0.96%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......... $16,027             $10,784             $3,370                     $2,056
   Ratios to average net assets:
     Expenses in excess of income ...................   (0.25)%             (0.65)%            (0.52)%                    (0.44)% 3
     Expenses after waivers and/or
        reimbursements, including expenses
        of theTop 50 US Portfolio ...................    1.15%               1.31%              1.50%                      1.50% 3
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Top 50 US Portfolio ..................    3.09%               4.81%              5.71%                     11.58% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 US FUND--                                                                                                FOR THE PERIOD
 CLASS B SHARES                                                                                                MARCH 18, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $19.11              $15.44             $10.96                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income                         (0.15)              (0.18)             (0.12)                     (0.06)
   Net realized and unrealized gain (loss)
     on investments                                     (7.72)               3.85               4.60                      (1.48)
                                                       ------              ------             ------                     ------
Total from investment operations                        (7.87)               3.67               4.48                      (1.54)
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD                         $11.24              $19.11             $15.44                     $10.96
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN 2                              (41.21)%             23.77%             40.88%                    (12.32)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted)            $4,178              $4,576             $2,764                       $436
   Ratios to average net assets:
     Expenses in excess of income                       (1.01)%             (1.42)%            (1.30)%                    (1.35)% 3
     Expenses after waivers and/or
        reimbursements, including expenses
        of theTop 50 US Portfolio                        1.90%               2.09%              2.25%                      2.25% 3
     Expenses before waivers and/or
        reimbursements, including expenses
        of theTop 50 US Portfolio                        3.83%               5.55%              6.83%                     12.33% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 US FUND--                                                                     FOR THE PERIOD
 CLASS C SHARES                                                                     MARCH 18, 1998 1
                                                                                             THROUGH
                                                   FOR THE YEARS ENDED AUGUST 31,         AUGUST 31,
                                                         2001                2000               1999
                                                       ------              ------             ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $20.86              $16.83             $12.50
                                                       ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.16)              (0.17)             (0.09)
   Net realized and unrealized gain (loss)
     on investments ..................................  (8.43)               4.20               4.42
                                                       ------              ------             ------
Total from investment operations .....................  (8.59)               4.03               4.33
                                                       ------              ------             ------
NET ASSET VALUE, END OF PERIOD ....................... $12.27              $20.86             $16.83
                                                       ======              ======             ======
TOTAL INVESTMENT RETURN 2 ............................ (41.18)%             23.95%             34.64%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........   $487                $280               $136
   Ratios to average net assets:
     Expenses in excess of income ....................  (0.98)%             (1.41)%            (1.31) %3
     Expenses after waivers and/or reimbursements,
        including expenses of the Top 50 US Portfolio    1.90%               2.07%              2.25% 3
     Expenses before waivers and/or reimbursements,
        including expenses of the Top 50 US Portfolio    3.74%               5.53%              7.15% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN MID-CAP FUND--                                                                                         FOR THE PERIOD
 CLASS A SHARES                                                                                              OCTOBER 17, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $22.09              $15.28             $14.22                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................   0.01               (0.14)             (0.01)                      0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (9.59)               7.09               1.26                       1.71
                                                       ------              ------             ------                     ------
Total from investment operations. ....................  (9.58)               6.95               1.25                       1.72
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................  (0.16)                 --                 --                         --
   Net realized gains ................................  (0.47)              (0.14)             (0.19)                        --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (0.63)              (0.14)             (0.19)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $11.88              $22.09             $15.28                     $14.22
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN 2 ............................ (44.09)%             45.73%              8.86%                     13.76%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $4,704             $23,536            $13,907                     $2,402
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ............................   0.02%              (0.78)%            (0.10)%                     0.23% 3
     Expenses after waivers and/or
        reimbursements, including expenses
        of the European Mid-Cap Portfolio ............   1.60%               1.60%              1.60%                      1.60% 3
     Expenses before waivers and/or
        reimbursements, including expenses
        of theEuropean Mid-Cap Portfolio .............   2.70%               2.52%              4.12%                     18.86% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 EUROPEAN MID-CAP FUND--                                                                                         FOR THE PERIOD
 CLASS B SHARES                                                                                                MARCH 30, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $19.12              $13.37             $12.55                     $12.50
                                                       ------              ------             ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.13)              (0.20)             (0.11)                     (0.02)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (8.24)               6.09               1.12                       0.07
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (8.37)               5.89               1.01                       0.05
                                                       ------              ------             ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................  (0.05)                 --                 --                         --
   Net realized gains ................................  (0.47)              (0.14)             (0.19)                        --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (0.52)              (0.14)             (0.19)                        --
                                                       ------              ------             ------                     ------
NET ASSET VALUE, END OF PERIOD ....................... $10.23              $19.12             $13.37                     $12.55
                                                       ======              ======             ======                     ======
TOTAL INVESTMENT RETURN 2 ............................ (44.48)%             44.32%              8.12%                      0.40%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $5,339             $12,656             $6,940                     $4,287
   Ratios to average net assets:
     Expenses in excess of income ....................  (0.72)%             (1.53)%            (1.06)%                    (0.70)% 3
     Expenses after waivers and/or
        reimbursements, including expenses
        of theEuropean Mid-Cap Portfolio .............   2.35%               2.35%              2.35%                      2.35% 3
     Expenses before waivers and/or
        reimbursements, including expenses
        of the European Mid-Cap Portfolio ............   3.50%               3.28%              4.37%                     19.61% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN MID-CAP FUND--                                                              FOR THE PERIOD
 CLASS C SHARES                                                                      SEPT. 2, 1998 1
                                                                                             THROUGH
                                                   FOR THE YEARS ENDED AUGUST 31,         AUGUST 31,
                                                         2001                2000               1999
                                                       ------              ------             ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................. $19.43              $13.57             $12.50
                                                       ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.11)              (0.18)             (0.06)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (8.40)               6.18               1.32
                                                       ------              ------             ------
 Total from investment operations ....................  (8.51)               6.00               1.26
                                                       ------              ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................  (0.05)                 --                 --
   Net realized gains ................................  (0.47)              (0.14)             (0.19)
                                                       ------              ------             ------
Total distributions ..................................  (0.52)              (0.14)             (0.19)
                                                       ------              ------             ------
NET ASSET VALUE, END OF PERIOD ....................... $10.40              $19.43             $13.57
                                                       ======              ======             ======
TOTAL INVESTMENT RETURN 2 ............................ (44.46)%             44.42%             10.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted) ............. $1,598              $3,598             $1,698
   Expenses in excess of income ......................  (0.67)%             (1.52)%            (0.73)% 3
   Expenses after waivers and/or reimbursements,
     including expenses of theEuropean
     Mid-Cap Portfolio ...............................   2.35%               2.35%              2.35% 3
   Expenses before waivers and/or reimbursements,
     including expenses of theEuropean
     Mid-Cap Portfolio ...............................   3.51%               3.28%              4.89% 3

--------------------------------------------------------------------------------
1    Commencement of operations.

2 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 JAPANESE EQUITY FUND--                                                                                          FOR THE PERIOD
 CLASS A SHARES                                                                                              OCTOBER 20, 1997 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ................ $19.85              $20.12            $  9.85                    $ 12.50
                                                       ------              ------            -------                    -------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............................  (0.12) 2            (0.28)              0.00 3                    (0.07)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (6.12)               5.82              10.27                      (2.58)
                                                       ------              ------            -------                    -------
 Total from investment operations. ...................  (6.24)               5.54              10.27                      (2.65)
                                                       ------              ------            -------                    -------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ................................  (4.14)              (5.81)                --                         --
                                                       ------              ------            -------                    -------
 Total distributions .................................  (4.14)              (5.81)                --                         --
                                                       ------              ------            -------                    -------
 NET ASSET VALUE, END OF PERIOD ...................... $ 9.47              $19.85            $ 20.12                    $  9.85
                                                       ======              ======            =======                    =======
 TOTAL INVESTMENT RETURN4 ............................ (37.79)%             25.57%            104.26%                    (21.20)%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $1,207              $3,262            $11,010                        $14
   Ratios to average net assets:
     Expenses in excess of income ....................  (0.88)%             (1.23)%            (1.29)%                    (1.00)% 5
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Japanese Equity Portfolio .............   1.60%               1.60%              1.60%                      1.60% 5
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Japanese Equity Portfolio .............   7.66%               4.32%              5.88%                    454.24% 5

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3    Amount rounds to less than $0.01.

4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

5    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 JAPANESE EQUITY FUND--                                                                                          FOR THE PERIOD
 CLASS B SHARES                                                                                               AUGUST 10, 1998 1
                                                                                                                        THROUGH
                                                                      FOR THE YEARS ENDED AUGUST 31,                 AUGUST 31,
                                                         2001                2000               1999                       1998
                                                       ------              ------             ------             --------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ................ $24.85              $24.58             $12.11                     $12.50
                                                       ------              ------             ------                     ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................  (0.27) 2            (0.63)             (0.12)                     (0.01)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............  (7.97)               6.71              12.59                      (0.38)
                                                       ------              ------             ------                     ------
Total from investment operations .....................  (8.24)               6.08              12.47                      (0.39)
                                                       ------              ------             ------                     ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ................................  (4.14)              (5.81)                --                         --
                                                       ------              ------             ------                     ------
Total distributions ..................................  (4.14)              (5.81)                --                         --
                                                       ------              ------             ------                     ------
 NET ASSET VALUE, END OF PERIOD ...................... $12.47              $24.85             $24.58                     $12.11
                                                       ======              ======             ======                     ======
 TOTAL INVESTMENT RETURN 3 ........................... (38.32)%             22.66%            102.97%                     (3.12)%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......... $3,134              $5,621             $4,604                       $283
   Ratios to average net assets:
     Expenses in excess of income ....................  (1.62)%             (1.90)%            (1.74)%                    (1.25)% 4
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Japanese Equity Portfolio .............   2.35%               2.35%              2.35%                      2.35% 4
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Japanese Equity Portfolio .............   8.70%               5.35%             14.99%                    454.99% 4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 JAPANESE EQUITY FUND--                                                                         FOR THE PERIOD
 CLASS CSHARES                                                            FOR THE               MAY 31, 2000 1
                                                                       YEAR ENDED                      THROUGH
                                                                  AUGUST 31, 2001              AUGUST 31, 2000
                                                                  ---------------              ---------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD .................................... $24.85                       $24.10
                                                                           ------                       ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..........................................  (0.26) 2                     (0.04)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ..............................................  (7.97)                        0.79
                                                                           ------                       ------
Total from investment operations .........................................  (8.23)                        0.75
                                                                           ------                       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ....................................................  (4.14)                          --
                                                                           ------                       ------
Total distributions ......................................................  (4.14)                          --
                                                                           ------                       ------
 NET ASSET VALUE, END OF PERIOD .......................................... $12.48                       $24.85
                                                                           ======                       ======
TOTAL INVESTMENT RETURN 3 ................................................ (38.27)%                       3.11%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............................   $281                       $  110
   Ratios to average net assets:
     Expenses in excess of income ........................................  (1.70)%                      (2.07)% 4
     Expenses after waivers and/or reimbursements, including
        expenses of the Japanese Equity Portfolio ........................   2.35%                        2.35% 4
     Expenses before waivers and/or reimbursements, including
        expenses of the Japanese Equity Portfolio ........................   8.92%                        8.74% 4

--------------------------------------------------------------------------------
1    Commencement of operations.

2    Calculated using the average shares method.

3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

4    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION

Deutsche Investors Funds, Inc. (the 'Company') (formerly Flag Investors Funds, Inc.) was organized as a Maryland Corporation on May 22, 1997. The Company is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as an open-end management investment company. The company currently consists of ten separate funds. The accompanying financial statements and notes thereto relate to the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund (each a 'Fund' and collectively, the 'Funds').

Each Fund seeks to achieve its respective investment objective by investing substantially all of its assets in a corresponding Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolios Trust'). The Portfolios Trust is an open-end management investment company registered under the 1940 Act.

The value of each Fund's investment in its corresponding Portfolio reflects its proportionate interest in the net assets of the Portfolio. At August 31, 2001, each Fund's investment in its corresponding Portfolio was approximately:

Fund            Percentage     Portfolio
----            ----------     ---------
Top 50 World           18%     Top 50 World Portfolio
Top 50 Europe          38%     Top 50 Europe Portfolio
Top 50 Asia            47%     Top 50 Asia Portfolio
Top 50 US              60%     Top 50 US Portfolio
European Mid-Cap       44%     European Mid-Cap Portfolio
Japanese Equity        53%     Japanese Equity Portfolio

Each Fund consists of three share classes: Class A Shares, Class B Shares and Class C Shares. The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have contingent deferred sales charges. In addition the Class A Shares have a different distribution fee than the Class B and Class C Shares.

The financial statements of each Portfolio, including its schedule of portfolio investments, are contained elsewhere in this report and should be read in conjunction with each Fund's financial statements.

B. VALUATION OF SECURITIES
The Funds carry their investments in the corresponding Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio Trust's Financial Statements.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in its corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of August 31, 2001, have been primarily attributable to partnership tax allocations, net operating losses, foreign currency transactions, a return of capital, investments in Passive Foreign Investment Companies, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

               Accumulated
            Net Investment
              (expenses in      Accumulated
                excess of)     Net Realized
Fund                Income   Gains (Losses)       Paid-in Capital
----        --------------   --------------      ----------------
Top 50 World     $  32,432     $  (114,320)             $  81,888
Top 50 Europe       (4,943)       (477,549)               482,492
Top 50 Asia        649,498      (3,831,943)             3,182,445
Top 50 US           96,616        (157,691)                61,075
European Mid-Cap   (58,964)       1,354,567           (1,295,603)
Japanese Equity    323,330      (1,644,392)             1,321,062

F. CAPITAL LOSSES
At August 31, 2001, the following Funds deferred post October capital, currency and passive foreign investment company (PFIC) losses to the next fiscal year ending August 31, 2002.

Fund                    Capital    Currency        PFIC
----                 ----------    --------     -------
Top 50 World         $  682,441     $ 5,101    $     --
Top 50 Europe           763,062      48,338          --
Top 50 Asia             936,501          --     376,177
Top 50 US             2,518,083          --          --
European Mid-Cap      4,912,222     123,255          --
Japanese Equity         575,374          --          --

At August 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate were as follows:

               Net Realized
               Capital Loss                                  Expiration Year
Fund          Carryforwards  2002 2003 2004 2005 2006   2007   2008     2009
----          -------------  ---- ---- ---- ---- ---- ------ ------ --------
Top 50 World       $120,458    --   --   --   --   --     --     -- $120,458
Top 50 Europe       211,591    --   --   --   --   --     --     --  211,591
Top 50 US            76,726    --   --   --   --   -- 38,629 38,097       --
European
  Mid-Cap           793,617    --   --   --   --   --     --     --  793,617

G. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by Deutsche Funds Management, Inc. ('DFM') and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of its Fund's initial shares will be reduced by the pro-rata portion of any of its unamortized organization costs of each Fund.

H. SUBSCRIPTION IN-KIND
From time to time, shareholders may contribute securities in-kind to a Fund.During 2000, certain securities were contributed to the Top 50 USFund at the prevailing market value on the date of transfer.

I. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its Funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Company are allocated among all of the funds based on their relative net asset value. The expenses of each fund (other than class specific expenses) are further allocated to each class of its shares based on the relative net asset value of the shares.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator to each of the Funds. Under the Administration Agreement, ICCC assists in the operations of each Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of net assets in excess of $200 million, subject to a minimum fee of $75,000 annually per Fund.

ICCC serves as the transfer agent and dividend disbursing agent for each Fund. Each Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to each Fund, and each Fund pays ICCD an annual fee pursuant to Rule 12b-1 that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee.

By an expense limitation agreement effective May 7, 2001, between the Company and ICCC (the Advisor to the Portfolios), ICCC has agreed to waive its fees and reimburse expenses of each Fund in order to limit the

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

total operating expenses of each Fund (which includes expenses of each Fund and its pro-rata portion of expenses of the respective Portfolio), based on the average daily net assets of each Fund's respective classes through May 7, 2002, as follows:

                    Class A        Class B     Class C
Fund                 Shares         Shares      Shares
----                -------        -------     -------
Top 50 World          1.60%          2.35%       2.35%
Top 50 Europe         1.60%          2.35%       2.35%
Top 50 Asia           1.60%          2.35%       2.35%
Top 50 US             1.15%          1.90%       1.90%
European Mid-Cap      1.60%          2.35%       2.35%
Japanese Equity       1.60%          2.35%       2.35%

Prior to April 1, 2000, total operating expenses of the Top 50 US Fund were limited to 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A Shares, Class B Shares and Class C Shares, respectively.

Certain officers and directors of the Funds are also officers and directors of ICCC. These persons are not paid by the Funds for serving in these capacities.

NOTE 3--CAPITAL SHARE TRANSACTIONS
Each Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital shares were as follows:

                                      Top 50 World Fund
            -------------------------------------------
                                         Class A Shares
            -------------------------------------------
              For the Year Ended     For the Year Ended
                 August 31, 2001        August 31, 2000
            ---------------------  --------------------
              Shares      Amount     Shares      Amount
            --------  -----------  --------  ----------
Sold         504,750  $ 7,253,807   111,290  $2,049,750
Reinvested     6,169       99,386     1,395      26,667
Redeemed    (509,616)  (7,267,401) (106,264) (1,972,672)
            --------  -----------  --------  ----------
Net increase   1,303  $    85,792     6,421  $  103,745
            ========  ===========  ========  ==========

                                         Class B Shares
            -------------------------------------------
              For the Year Ended     For the Year Ended
                 August 31, 2001        August 31, 2000
            ---------------------  --------------------
              Shares      Amount     Shares      Amount
            --------  -----------  --------  ----------
Sold          51,286  $   766,346   131,922  $2,232,724
Reinvested     6,405       90,313     1,268      21,485
Redeemed    (116,036)  (1,550,833)  (36,292)   (583,918)
            --------  -----------  --------  ----------
Net increase
  (decrease) (58,345) $  (694,174)   96,898  $1,670,291
            ========  ===========  ========  ==========

                                       Class C Shares 1
            -------------------------------------------
              For the Year Ended     For the Year Ended
                 August 31, 2001        August 31, 2000
            ---------------------  --------------------
              Shares      Amount     Shares      Amount
            --------  -----------  --------  ----------
Sold          13,023     $179,158     5,989    $100,053
Reinvested       456        6,435        --          --
Redeemed      (3,413)     (44,688)       --          --
              ------     --------     -----    --------
Net increase  10,066     $140,905     5,989    $100,053
              ======     ========     =====    ========

                                         Top 50 Europe Fund
            -----------------------------------------------
                                             Class A Shares
            -----------------------------------------------
                For the Year Ended       For the Year Ended
                   August 31, 2001          August 31, 2000
            ----------------------  -----------------------
              Shares        Amount      Shares       Amount
            --------  ------------  ---------- ------------
Sold         973,929  $ 13,880,954   2,054,016 $ 32,304,863
Reinvested     3,922        58,480          --           --
Redeemed  (1,242,004)  (18,291,728) (1,675,017) (26,465,128)
          ----------  ------------  ---------- ------------
Net increase
  (decrease)(264,153) $ (4,352,294)    378,999 $  5,839,735
          ----------  ------------  ---------- ------------

                                          Class B Shares
            --------------------------------------------
               For the Year Ended     For the Year Ended
                  August 31, 2001        August 31, 2000
            ---------------------  ---------------------
              Shares       Amount    Shares       Amount
            --------  -----------  --------   ----------
Sold          47,349  $   607,769   140,209  $ 1,986,274
Reinvested     3,057       39,948        --           --
Redeemed    (148,336)  (1,831,560) (179,337)  (2,511,108)
            --------  -----------  --------  -----------
Net decrease (97,930) $(1,183,843)  (39,128) $  (524,834)
            ========  ===========  ========  ===========

                                         Class C Shares
            --------------------------------------------
               For the Year Ended     For the Year Ended
                  August 31, 2001        August 31, 2000
            ---------------------  ---------------------
              Shares       Amount    Shares       Amount
            --------  -----------  --------   ----------
Sold          19,743    $ 284,753    12,595   $  183,180
Reinvested       328        4,678        --           --
Redeemed     (19,365)    (241,310)  (20,658)    (305,778)
             -------    ---------   -------   ----------
Net increase
  (decrease)     706    $  48,121    (8,063)  $(122,598)
             -------    ---------   -------   ----------

--------------------------------------------------------------------------------
1 Began operations on May 31, 2000.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                            Top 50 Asia Fund
          --------------------------------------------------
                                              Class A Shares
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold       5,284,023  $ 75,542,497   1,756,153  $ 37,328,484
Reinvested   222,867     3,223,402      59,436     1,342,742
Redeemed  (6,410,283)  (89,701,154) (1,659,805)  (35,242,279)
          ----------  ------------  ----------  ------------
Net increase
  (decrease)(903,393) $(10,935,255)    155,784  $  3,428,947
          ==========  ============  ==========  ============

                                              Class B Shares
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold          13,561   $   222,173     213,209   $ 5,268,898
Reinvested     8,782       146,336       8,295       211,352
Redeemed    (118,047)   (2,141,412)   (189,747)   (4,684,976)
            --------   -----------    --------   -----------
Net increase
  (decrease) (95,704)  $(1,772,903)     31,757   $   795,274
            ========   ===========    ========   ===========

                                            Class C Shares 1
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold          23,601     $ 361,444       5,210      $121,036
Reinvested       963        15,970          --            --
Redeemed     (22,359)     (347,362)         --            --
             -------    ----------    --------      --------
Net increase   2,205    $   30,052       5,210      $121,036
             =======    ==========    ========      ========


                                              Top 50 US Fund
          --------------------------------------------------
                                              Class A Shares
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold         909,541   $15,421,436     276,184   $ 5,830,101
Securities
  transferred
  in-kind         --            --     108,855     2,408,952
Redeemed    (181,519)   (3,028,936)    (90,752)   (1,899,838)
            --------   -----------     -------   -----------
Net increase 728,022   $12,392,500     294,287   $ 6,339,215
            ========   ===========     =======   ===========

                                              Class B Shares
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold         316,108   $ 4,994,081     115,380    $2,036,428
Redeemed    (183,738)   (2,404,410)    (54,997)     (965,545)
            --------   -----------     -------    ----------
Net increase 132,370   $ 2,589,671      60,383    $1,070,883
            ========   ===========     =======    ==========

                                              Class C Shares
          --------------------------------------------------
                For the Year Ended        For the Year Ended
                   August 31, 2001           August 31, 2000
          ------------------------  ------------------------
              Shares        Amount      Shares        Amount
          ----------  ------------  ----------  ------------
Sold          65,708    $1,113,571       5,722      $112,159
Redeemed     (39,472)     (611,769)       (358)       (7,202)
             -------    ----------       -----      --------
Net increase  26,236    $  501,802       5,364      $104,957
             =======    ==========       =====      ========

--------------------------------------------------------------------------------
1 Began operations on May 31, 2000.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                        European Mid-Cap Fund
           --------------------------------------------------
                                               Class A Shares
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold       8,873,313  $ 130,019,555   3,268,141  $ 69,518,527
Reinvested    35,216        564,137       6,386       112,774
Redeemed  (9,578,034)  (139,152,671) (3,118,971)  (66,703,148)
           ---------  -------------  ----------  ------------
Net increase
  (decrease)(669,505) $  (8,568,979)    155,556  $  2,928,153
           =========  =============  ==========  ============

                                               Class B Shares
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold         152,787    $ 2,034,426     279,468   $ 5,482,920
Reinvested    10,528        145,747       4,076        62,810
Redeemed    (303,205)    (3,692,889)   (140,502)   (2,461,508)
           ---------  -------------  ----------  ------------
Net increase
  (decrease)(139,890)   $(1,512,716)    143,042   $ 3,084,222
           =========  =============  ==========  ============

                                               Class C Shares
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold         130,101    $ 1,671,447      95,325    $1,873,282
Reinvested     2,798         39,370         995        15,560
Redeemed    (164,408)    (1,961,086)    (36,203)     (629,616)
           ---------  -------------  ----------  ------------
Net increase
  (decrease) (31,509)   $  (250,269)     60,117    $1,259,226
           =========  =============  ==========  ============

NOTE 4--CONCENTRATION OF OWNERSHIP
From time to time a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and its corresponding Portfolio.

At August 31, 2001, each Fund had the following number of shareholders who individually held 10% or more of the outstanding shares of the respective fund and in the aggregate held the following percent of shares:

                         Number of     % of Outstanding
Fund                  Shareholders               Shares
----                  ------------     ----------------
Top 50 World                     1                  12%
Top 50 Europe                   --                  --
Top 50 Asia                      2                  25%
Top 50 US                       --                  --
European Mid-Cap                 1                  40%
Japanese Equity                  2                  68%



                                         Japanese Equity Fund
           --------------------------------------------------
                                               Class A Shares
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold         771,358    $ 9,235,906   1,020,676  $ 22,851,892
Reinvested    21,063        286,883      46,077       980,977
Redeemed    (829,263)   (10,542,825) (1,449,804)  (32,729,261)
           ---------  -------------  ----------  ------------
Net decrease (36,842)   $(1,020,036)   (383,051) $ (8,896,392)
           =========  =============  ==========  ============

                                               Class B Shares
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold          69,232     $1,149,492     209,037   $ 5,874,805
Reinvested     6,382        115,258      54,127     1,473,888
Redeemed     (50,617)      (873,756)   (224,289)   (6,287,574)
           ---------  -------------  ----------  ------------
Net increase  24,997     $  390,994      38,875   $ 1,061,119
           =========  =============  ==========  ============

                                             Class C Shares 1
           --------------------------------------------------
                 For the Year Ended        For the Year Ended
                    August 31, 2001           August 31, 2000
           ------------------------  ------------------------
              Shares         Amount      Shares        Amount
           ---------  -------------  ----------  ------------
Sold          76,754     $1,174,189       4,437      $100,000
Reinvested     1,017         18,370          --            --
Redeemed     (59,669)      (910,553)         --            --
           ---------  -------------  ----------  ------------
Net increase  18,102     $  282,006       4,437      $100,000
           =========  =============  ==========  ============


--------------------------------------------------------------------------------
1 Began operations on May 31, 2000.

NOTE 5--OFF-BALANCE SHEET RISK AND
        CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--ADDITIONAL INFORMATION
On May 7, 2001, the name of the 'Flag Investors' family of mutual funds was changed to 'Deutsche Asset Management'. As a result, this change affected the name of the Funds and resulted in modifications to the presentation of the Funds' periodic reports.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Deutsche Investors Funds, Inc. and Shareholders of Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund and Japanese Equity Fund (six of the funds constituting Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc., hereafter referred to as the 'Funds') at August 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 5, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Tax Year Ended August 31, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

During the year ended August 31, 2001, the following Funds received income from foreign sources and paid foreign taxes. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

                                       Foreign
                    Foreign     Per       Tax      Per
Fund                 Income    Share   Withheld   Share
----                --------  ------   --------  ------
Japanese Equity     $ 27,353  $0.068   $  4,009  $0.010
Top 50 Asia          392,184   0.610     57,297   0.089
Top 50 Europe        175,887   0.203     19,792   0.023
European Mid Cap     331,818   0.310     38,865   0.036

Each of the following Funds have designated an amount of its earnings for the fiscal year ended August 31, 2001 as 20% rate capital gain dividends and paid distributions to shareholders from long term capital gains, all of which is taxable at the 20% capital gains rate.

                              LT Gain         LT Gain
Fund                           Earned   Paid Per Share
----                       ----------   --------------
Top 50 Asia                $1,368,191           $1.450
Japanese Equity               455,464            0.330
Top 50 World                       --            0.610

--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001



     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--86.55%
              AUSTRALIA--1.99%
     60,095   News Corporation Ltd. (The) .$   481,892
                                           -----------
              FINLAND--1.05%
     16,500   Nokia Oyj ...................    254,712
                                           -----------
              FRANCE--7.93%
     10,664   Axa Company .................    291,164
      8,500   L'Oreal SA ..................    576,143
      6,500   LVMH Moet Hennessy Louis
               Vuitton SA .................    315,670
      5,000   Total Fina ELF ..............    739,146
                                           -----------
                                             1,922,123
                                           -----------
              GERMANY--8.58%
      2,300   Allianz AG ..................    647,832
     14,900   Daimler-Chrysler AG .........    651,185
      8,800   Schering AG .................    456,953
      6,300   Siemens AG ..................    322,844
                                           -----------
                                             2,078,814
                                           -----------
              HONG KONG--0.90%
     70,000   China Telecom (Hong Kong)
                Ltd. 1 ....................    218,534
                                           -----------
              JAPAN--5.42%
     14,000   Fuji Photo Film Co., Ltd. ...    521,336
     13,200   Sony Corp. ..................    588,298
      8,500   Yamanouchi Pharmaceutical
                Co., Ltd. .................    203,020
                                           -----------
                                             1,312,654
                                           -----------
              SWITZERLAND--1.74%
      2,000   Nestle Ltd.--Reg Shares .....    421,835
                                           -----------
              TAIWAN--1.81%
     33,705   Taiwan Semiconductor
               Manufacturing Co.,
               Ltd.--ADR 1 ................    437,491
                                           -----------
              UNITED KINGDOM--11.70%
     73,500   BP Amoco Plc ................    623,468
     25,374   Cable & Wireless Plc 1 ......    122,256
     24,000   Glaxo Wellcome Plc ..........    636,692
     71,185   Shell Transport & Trading Co.    586,785
    125,000   Tesco PLC 1 .................    472,563
    197,632   Vodafone Group Plc ..........    394,368
                                           -----------
                                             2,836,132
                                           -----------
              UNITED STATES--45.43%
      7,500   Abbott Laboratories .........    372,750
     13,000   American Express Co. ........    473,460
      5,000   Amgen, Inc. 1 ...............    321,500
     11,500   AOL Time Warner, Inc. 1 .....    429,525
      6,000   Bristol-Myers Squibb Co. ....    336,840
      4,500   Broadcom Corp--Class A 1 ....    144,675
     35,000   Cisco Systems, Inc. 1 .......    571,550
     13,366   Citigroup, Inc. .............    611,495
      9,200   Coca-Cola Co. (The) .........    447,764
      6,000   Colgate-Palmolive Co.........    324,900
     14,000   EMC Corp. 1 .................    216,440
      9,000   Exxon Mobil Corp. ...........    361,350
      8,000   Gillette Co. ................    245,200
     20,000   Intel Corp. .................    559,200
      4,700   International Business
               Machines Corp. .............    470,000
      5,600   Johnson & Johnson ...........    295,176
     13,000   McDonald's Corp. ............    390,390
     11,000   Medtronic, Inc. .............    500,940
      7,250   Microsoft Corp. 1 ...........    413,613
     11,000   Millennium Pharmaceuticals ..    302,500
      8,000   Morgan Stanley Dean Witter
                & Co. .....................    426,800
     33,000   Oracle Corp. 1 ..............    402,930
      8,000   Pfizer, Inc. ................    306,480
      9,500   Procter & Gamble Co. (The) ..    704,425
      8,700   Schlumberger Ltd. ...........    426,300
      6,000   Texaco, Inc. ................    417,900
     16,000   Walt Disney Co. (The) .......    406,880
     10,000   WorldCom, Inc.--
                WorldCom Group 1 ..........    128,600
                                           -----------
                                            11,009,583
                                           -----------
TOTAL COMMON STOCKS
   (Cost $23,540,729) ..................... 20,973,770
                                           -----------
TOTAL INVESTMENTS
   (Cost $23,540,729)2 ..........  86.55%  $20,973,770

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............  13.45     3,259,719
                                  ------   -----------
NET ASSETS ...................... 100.00%  $24,233,489
                                  ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing securities.

2    Aggregate cost for federal taxes purposes is $24,396,066.

Abbreviation

ADR--American Depository Receipt

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Consumer Discretionary .................     18.02%
   Health Care ............................     17.81
   Information Technology .................     16.57
   Consumer Staples .......................     15.23
   Energy .................................     15.05
   Financials .............................     11.68
   Telecommunication Services .............      4.12
   Industrials ............................      1.52
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001



     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--87.70%
              DENMARK--0.88%
      3,600   Coloplast A/S--B ............$   224,055
                                           -----------
              FINLAND--1.89%
     22,000   Nokia Oyj ...................    339,617
     34,000   Sonera Corp. ................    138,707
                                           -----------
                                               478,324
                                           -----------
              FRANCE--18.70%
     13,500   Aventis SA ..................    987,421
     18,400   AXA Company .................    502,383
      2,000   Cap Gemini SA ...............    127,567
     13,600   European Aeronautic Defence
               and Space Co. ..............    232,558
     11,800   LVMH Moet Hennessy Louis
               Vuitton SA .................    573,063
      5,000   Suez SA .....................    170,363
      7,100   Total Fina Elf SA--B ........  1,049,587
     20,000   Vivendi Universal ...........  1,093,954
                                           -----------
                                             4,736,896
                                           -----------
              GERMANY--26.17%
      3,000   Allianz AG Holding Ger Reg ..    844,998
      7,800   Altana AG Ind-Aktien ........    385,537
     23,000   BASF AG .....................    946,670
     32,000   Commerzbank AG ..............    798,114
      9,000   Daimler-Chrysler AG .........    393,333
      7,200   Deutsche Pfandbrief-und
               Hypothekenbank AG ..........    544,942
      9,500   E, On AG ....................    520,492
      1,677   Rhoen-Klinikum AG ...........     79,386
      6,000   SAP AG ......................    817,195
      9,000   Schering AG .................    467,338
      6,000   SGL Carbon AG1 ..............    170,635
      5,400   Siemens AG ..................    276,723
     28,000   ThyssenKrupp AG .............    381,612
                                           -----------
                                             6,626,975
                                           -----------
              NETHERLANDS--12.41%
     12,984   Aegon NV ....................    391,551
     15,984   Aegon NV--Stock Dividend
               Coupons 1,3 ................      5,374
     60,000   Elsevier ....................    751,776
     24,500   ING Groep NV ................    773,782
      9,180   Koninklijke Ahold NV ........    274,084
     16,000   Qiagen NV1 ..................    334,365
      5,400   Royal Dutch Petroleum Co. ...    306,309
      5,000   Unilever NV--CVA ............    305,517
                                           -----------
                                             3,142,758
                                           -----------
              NORWAY--1.34%
     32,500   Tomra Systems ASA ...........    338,996
                                           -----------
              SPAIN--1.72%
     37,500   Telefonica SA1 ..............    435,447
                                           -----------
              SWEDEN--2.31%
     65,000   Ericsson AB B Free ..........    317,769
     17,000   Securitas AB--B Shares ......    268,067
                                           -----------
                                               585,836
                                           -----------
              SWITZERLAND--8.90%
     11,000   Credit Suisse Group .........    467,643
     14,000   Novartis AG .................    510,456
      2,500   SGS Societe Generale de
               Surveillance Holding SA ....    408,952
      4,000   Swiss Re1 ...................    397,867
      9,600   UBS AG ......................    468,237
                                           -----------
                                             2,253,155
                                           -----------
              UNITED KINGDOM--13.38%
     77,000   British Telecom PLC .........    471,569
     22,500   Celltech Group PLC1 .........    317,388
     23,000   Imperial Chemical Industries
               PLC ........................    143,529
     48,500   Lloyds TSB Group PLC ........    500,090
     62,000   Rentokil Initial PLC ........    223,594
     26,000   Reuters Group PLC ...........    293,182
    135,000   Tesco PLC ...................    510,368
    340,000   Vodafone Group PLC ..........    678,459
     25,000   WPP Group PLC ...............    249,615
                                           -----------
                                             3,387,794
                                           -----------
TOTAL COMMON STOCKS
   (Cost $23,755,165) ..................... 22,210,236
                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       79
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001



     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              PREFERRED STOCKS--3.44%
              GERMANY--3.44%
      7,000   Fresenius AG ................$   728,243
      3,000   Rhoen-Klinikum AG-Veraugsakt     144,467
                                           -----------
TOTAL PREFERRED STOCKS
   (Cost $698,601) ........................    872,710
                                           -----------
TOTAL INVESTMENTS
   (Cost $24,453,766) 2 .........  91.14%  $23,082,946

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   8.86     2,242,633
                                  ------   -----------
NET ASSETS ...................... 100.00%  $25,325,579
                                  ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $25,130,109.

3    Fair valued security.

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Financials .............................     24.62%
   Health Care ............................     18.16
   Consumer Discretionary .................     14.54
   Industrials ............................      7.57
   Telecommunication Services .............      7.47
   Materials ..............................      7.10
   Information Technology .................      6.95
   Energy .................................      5.88
   Consumer Staples .......................      4.73
   Utilities ..............................      2.98
                                               ------
                                               100.00%
                                               ======


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       80
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--96.12%
              AUSTRALIA--9.97%
     21,662   Australia & New Zealand
               Banking Group Ltd. .........$   193,271
    200,000   AXA Asia Pacific Holdings ...    295,609
     60,471   BHP Billiton Ltd. ...........    297,716
     50,209   News Corporation Ltd. (The) .    402,618
      8,000   Rio Tinto Ltd. ..............    142,374
     22,000   Woodside Petroleum Ltd. .....    159,679
                                           -----------
                                             1,491,267
                                           -----------
              CHINA--2.72%
  1,998,800   Petrochina Co. Ltd. 1 .......    407,463
                                           -----------
              HONG KONG--10.23%
    180,000   Cathay Pacific Airways ......    198,469
     20,000   Cheung Kong Holdings Ltd. ...    184,622
    118,000   China Mobile Ltd.1 ..........    368,386
     40,200   HSBC Holdings PLC ...........    470,307
    650,000   Legend Holdings Ltd. ........    308,345
                                           -----------
                                             1,530,129
                                           -----------
              INDIA--5.43%
     15,000   Dr. Reddy's Laboratories--
               ADR 1 ......................    348,600
     15,000   I.T.C. Ltd.--GDR ............    253,125
      4,000   Infosys Techologies--ADR ....    210,000
                                           -----------
                                               811,725
                                           -----------
              JAPAN--25.09%
     36,000   Bridgestone Corp. ...........    304,208
     10,000   Canon, Inc. .................    301,613
     13,000   Fujitsu Ltd. ................    130,225
      5,000   Murata Manufacturing Co., Ltd.   299,086
         34   Nippon Telegraph & Telephone
               Corp. ......................    154,682
     10,000   Nomura Securities Co., Ltd. .    170,184
         16   NTT Docomo, Inc. ............    196,807
      2,000   Rohm Co., Ltd. ..............    220,902
     15,000   Sony Corp. ..................    668,520
      7,000   Takeda Chemical Industries ..    288,386
      7,000   Tokyo Electron Ltd. .........    384,515
     13,000   Toyota Motor Corp. ..........    395,383
     10,000   Yamanouchi Pharmaceutical
               Co., Ltd. ..................    238,847
                                           -----------
                                             3,753,358
                                           -----------
              MALAYSIA--9.25%
    149,000   Malaysian Oxygen Berhad .....    407,789
    620,000   Nylex (Malaysia) Berhad4 ....    199,053
    188,200   O.Y.L. Industries Berhad ....    777,563
                                           -----------
                                             1,384,405
                                           -----------
              PHILIPPINES--0.24%
     58,000   Benpres Holdings Corp.--GDR 1     36,392
                                           -----------
              SINGAPORE--12.12%
    200,000   Capitaland Ltd. .............    209,135
     70,000   City Developments ...........    203,103
     50,000   DBS Group Holdings Ltd. .....    393,565
    180,000   GP Batteries International
               Ltd. .......................    170,641
     50,350   Overseas Union Bank Ltd. ....    279,160
     25,000   Singapore Airlines Ltd. .....    172,364
    906,000   Star Cruises Ltd.1 ..........    385,050
                                           -----------
                                             1,813,018
                                           -----------
              SOUTH KOREA--7.10%
      3,500   Korea Electric Power Corp. ..     61,982
     16,908   LG Electronics ..............    170,534
      3,000   Pohang Iron & Steel Co., Ltd.    212,279
      4,155   Samsung Electronics .........    617,240
                                           -----------
                                             1,062,035
                                           -----------
              TAIWAN--11.85%
     60,852   Acer Incorporated--GDR ......    132,657
     22,499   Advanced Semiconducter
               Engineering Inc. ...........     67,497
        185   Asustek Computer--GDR--
               144A 1,2 ...................        681
    143,586   Asustek Computer, Inc.--GDR .    528,396
     60,000   Hon Hai Precision--GDR ......    457,800
      4,532   President Enterprise--GDR 2 .     18,375
     43,779   Taiwan Semiconductor--ADR ...    568,251
                                           -----------
                                             1,773,657
                                           -----------
              UNITED KINGDOM--2.12%
     26,059   Standard Chartered PLC ......    316,538
                                           -----------
TOTAL COMMON STOCKS
   (Cost $15,726,076)                       14,379,987
                                           -----------
TOTAL INVESTMENTS
   (Cost $15,726,076)3 ..........  96.12%  $14,379,987

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   3.88       581,037
                                  ------   -----------
NET ASSETS ...................... 100.00%  $14,961,024
                                  ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing security.

2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents less than 1.00% of net assets at period end.

3    Aggregate cost for federal tax purposes is $15,999,817.

4    Illiquid security.

Abbreviations
ADR--American Depository Receipt
GDR--Global Depository Receipt

See Notes to Financial Statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Information Technology .................     29.40%
   Financials .............................     18.88
   Consumer Discretionary .................     16.43
   Industrials ............................     10.56
   Materials ..............................      7.37
   Health Care ............................      6.09
   Telecommunication Services .............      5.01
   Energy .................................      3.94
   Consumer Staples .......................      1.89
   Utilities ..............................      0.43
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       82
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--93.76%
              CONSUMER DISCRETIONARY--16.71%
     11,900   AOL Time Warner, Inc. 1 .....$   444,465
     23,000   Carnival Corp. ..............    719,440
     28,000   Comcast Corp.--Class A 1 ....  1,025,640
     15,000   Costco Wholesale Corp. 1 ....    561,150
     17,670   Home Depot, Inc. ............    811,937
     13,000   McGraw-Hill Companies, Inc.
               (The) ......................    770,250
     14,000   Viacom, Inc.--Class B 1 .....    593,600
     17,240   Wal-Mart Stores, Inc. .......    828,382
                                           -----------
                                             5,754,864
                                           -----------
              CONSUMER STAPLES--5.57%
     20,775   CVS Corp. ...................    750,185
     19,000   Estee Lauder Companies, Inc.--
               Class A (The) ..............    738,150
      9,500   Safeway, Inc. 1 .............    428,545
                                           -----------
                                             1,916,880
                                           -----------
              ENERGY--5.00%
     11,000   Baker Hughes, Inc. ..........    362,340
     24,400   Exxon Mobil Corp. ...........    979,660
     14,000   Noble Drilling Corp. 1 ......    380,800
                                           -----------
                                             1,722,800
                                           -----------
              FINANCIALS--18.05%
     12,400   American Express Co. ........    451,608
      8,900   American International
               Group, Inc. ................    695,980
     19,200   Bank of New York Co., Inc.
               (The) ......................    762,240
     24,533   Citigroup, Inc. .............  1,122,385
      7,000   Federal National Mortgage
               Association ................    533,470
     21,050   J.P. Morgan Chase & Co. .....    829,370
      8,000   Lehman Brothers Holding, Inc.    525,200
      7,000   Marsh & McLennan Co., Inc. ..    650,300
     14,000   Wells Fargo & Co. ...........    644,140
                                           -----------
                                             6,214,693
                                           -----------
              HEALTH CARE--18.08%
     10,950   Amgen, Inc.1 ................    704,085
     22,400   Bristol-Myers Squibb Co. ....  1,257,536
      7,000   Eli Lilly & Co. .............    543,410
     19,340   Johnson & Johnson ...........  1,019,411
     17,570   Medtronic, Inc. .............    800,138
     28,727   Pfizer, Inc. ................  1,100,531
     20,250   Pharmacia Corp. .............    801,900
                                           -----------
                                             6,227,011
                                           -----------

              INDUSTRIALS--8.30%
     10,000   Avery-Dennison Corp. ........    514,100
     29,310   General Electric Co. ........  1,201,124
     22,000   Tyco International Ltd. .....  1,142,900
                                           -----------
                                             2,858,124
                                           -----------
              INFORMATION TECHNOLOGY--17.12%
     42,650   Cisco Systems, Inc. 1 .......    696,475
      3,000   Corvis Corp. 1 ..............      5,910
     33,900   EMC Corp. 1 .................    524,094
     27,000   JDS Uniphase Corp. 1 ........    190,350
     10,900   Juniper Networks, Inc. 1 ....    152,600
     20,300   Microsoft Corp. 1 ...........  1,158,115
     15,400   QUALCOMM, Inc. 1 ............    906,290
     30,000   Sanmina Corp. 1 .............    540,300
     33,700   Sun Microsystems, Inc. 1 ....    385,865
     33,000   Texas Instruments, Inc. .....  1,092,300
      8,500   Veritas Software Corp. 1 ....    244,120
                                           -----------
                                             5,896,419
                                           -----------
              UTILITIES--4.93%
     10,000   Duke Energy Corp. ...........    393,100
     17,500   El Paso Corp. ...............    850,324
     13,000   Enron Corp. .................    454,870
                                           -----------
                                             1,698,294
                                           -----------
TOTAL COMMON STOCKS
   (Cost $35,363,207) ..................... 32,289,085
                                           -----------
TOTAL INVESTMENTS
   (Cost $35,363,207) 2 .........  93.76%  $32,289,085

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   6.24     2,147,976
                                   -----   -----------
NET ASSETS ...................... 100.00%  $34,437,061
                                  ======   ===========

--------------------------------------------------------------------------------

1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $35,462,849.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       83
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--89.83%
              BELGIUM--2.90%
     11,000   Groupe Bruxelles Lambert SA .    614,668
      6,000   Interbrew ...................    149,156
                                           -----------
                                               763,824
                                           -----------
              DENMARK--0.23%
      2,000   Vestas Wind Systems AS ......     60,285
                                           -----------
              FINLAND--1.69%
     30,000   Stora Enso Oyj ..............    350,265
      9,500   Teleste Oyj .................     94,949
                                           -----------
                                               445,214
                                           -----------
              FRANCE--5.68%
     10,000   Altran Technologies SA ......    477,924
      4,500   Business Objects SA--ADR 1 ..    112,815
      5,000   Business Objects SA 1 .......    123,570
      4,800   Dassault Systemes SA ........    188,058
     15,000   S.O.I.T.E.C. 1 ..............    189,307
     25,000   Usinor SA ...................    278,713
      3,000   Vivendi Environment .........    127,486
                                           -----------
                                             1,497,873
                                           -----------
              GERMANY--40.78%
     16,000   ADCapital AG ................    103,944
      3,000   ADCapital AG--Vorzug ........     20,716
      5,000   Adidas AG ...................    337,545
     16,000   Aixtron AG ..................    333,493
     14,400   Altana AG ...................    711,761
     15,000   AVA Allgemeine
               Handelsgesellschaft
               der Verbraucher AG .........    524,717
     25,650   Babcock Borisg AG 1 .........    172,461
      5,800   BERU AG .....................    238,726
      3,000   Biodata Infomation
               Technology AG 1 ............     16,791
     10,512   CE Consumer Electronic AG ...     57,116
     13,000   Ceyoniq AG1 .................     54,334
     10,500   Continental AG ..............    139,288
     18,181   Degussa AG ..................    503,837
      7,000   Deutsche Lufthansa AG .......    110,667
      5,000   Deutsche Pfandbriefbank AG ..    378,432
      3,800   Epcos AG ....................    146,739
     10,000   Escada AG ...................    245,322
     10,014   Evotec Biosystems AG 1 ......     86,438
     43,200   FAG Kugelfischer Georg
               Schaefer AG ................    283,396
      3,500   Fresenius AG ................    308,470
      2,500   Fuchs Petrolub AG ...........    139,947
     27,000   Gerry Weber International AG     209,014
      4,850   Heidelberger Druckmaschinen
               AG 1 .......................    243,691
     14,360   In-Motion AG 1 ..............    280,521
     15,000   IVG Holding AG ..............    192,169
     10,000   IWKA AG .....................    113,575
     13,000   K&S AG ......................    232,692

     22,500   Kamps AG ....................    147,193
      4,000   Kontron Embedded Computers
               AG1 ........................     63,239
      9,000   Leoni AG ....................    209,341
      5,000   Linde AG ....................    214,884
      6,000   Masterflex AG ...............     88,370
      7,000   Medion AG ...................    254,408
      3,500   Microlog Logistics AG1 ......     52,472
        750   Muenchener Rueckversicherungs-
               Gesellschaft AG ............    215,611
     12,500   PC-Ware AG ..................     77,799
      5,000   Pfeiffer Vacuum Technology AG    165,820
     10,000   Preussag AG .................    318,919
      6,500   Rhoen-Klinikum AG ...........    307,697
     20,000   Salzgitter AG ...............    174,815
      6,000   Schneider Technologies AG 1 .     55,606
      5,000   SGL Carbon AG 1 .............    142,196
      3,000   Sixt AG .....................     25,432
      6,000   Springer (Axel) Verlag AG ...    376,160
      2,052   Suedzucker AG ...............     24,406
     13,000   Suess MicroTec AG 1 .........    313,013
     53,000   Takkt AG ....................    300,974
      4,500   TelesensKSCL AG 1 ...........      8,586
     10,000   Wella AG ....................    467,929
     37,500   WCM Beteiligungs & Grund
               AG 1 .......................    457,253
      7,000   WMF-Wuerttembergische
               Metallwarenfabrik AG .......    108,759
                                           -----------
                                            10,756,684
                                           -----------
              ITALY--8.80%
     25,000   Alleanza Assicurazioni ......    299,838
     10,000   Arnoldo Mondadori Editore
               SPA ........................     62,575
     50,000   Autostrade SPA ..............    349,493
     50,000   Banca Nazionale del Lavoro ..    143,650
     20,000   Banca Popolare di Verona ....    206,961
     50,000   Mediobanca SPA ..............    609,398
     30,600   Riunione Adriatica di
               Sicurta S.P.A. .............    412,432
     50,000   Telecom Italia SPA ..........    235,782
                                           -----------
                                             2,320,129
                                           -----------
              NETHERLANDS--4.65%
      9,500   ASM Lithography Holding NV 1     168,836
      7,700   Heineken NV .................    322,876
      3,554   Nutreco Holding NV ..........    156,130
      5,054   Nutreco Holding NV--Stock
               Dividend Coupons 1,3 .......      1,286
     23,000   Qiagen NV 1 .................    480,649
      1,000   Rhein Biotech NV 1 ..........     55,425
      3,431   Vedior NV ...................     42,241
                                           -----------
                                             1,227,443
                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       84
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              NORWAY--2.69%
     50,000   DnB Holding ASA .............$   246,953
     13,250   Norske Skogindustrier ASA ...    227,853
     10,000   Orkla ASA ...................    183,241
      5,000   Tomra Systems ASA ...........     52,153
                                           -----------
                                               710,200
                                           -----------
              SPAIN--4.23%
     20,000   Altadis SA ..................    320,736
     10,000   Banco Popular Espanol SA ....    366,711
      7,000   Grupo Auxiliar Metalurgico
               SA 1 .......................    134,836
     15,000   Terra Networks SA 1 .........    105,625
     10,000   Union Fenosa SA .............    186,717
                                           -----------
                                             1,114,625
                                           -----------
              SWEDEN--4.32%
     21,000   Assa Abloy AB--Class B ......    240,556
     12,000   Electrolux AB--Series B .....    162,192
     30,000   Investor AB Class B Shares ..    355,154
      6,000   Sandvik AB ..................    125,957
     12,000   Skanska AB--Class B Shares ..     85,697
     20,000   Skandinaviska Enskilda
               Banken AB ..................    171,586
                                           -----------
                                             1,141,142
                                           -----------
              SWITZERLAND--0.99%
      2,000   Actelion Ltd. 1 .............     57,523
      5,000   Ascom Holding AG ............    119,839
     14,000   Highlight Communications
               AG 1 .......................     29,639
      1,000   Kudelski SA .................     53,778
                                           -----------
                                               260,779
                                           -----------
              UNITED KINGDOM--12.87%
     50,000   Airtours PLC ................    186,848
     18,000   Amersham PLC ................    158,320
     20,000   British Sky Broadcasting
               Group PLC 1 ................    225,960
     20,000   Canary Wharf Finance PLC 1 ..    149,987
     10,000   Celltech Group PLC 1 ........    141,062
     18,000   Dialog Semiconductor PLC 1 ..     71,143
     23,333   Enterprise Inns PLC .........    204,019
     90,000   Hilton Group PLC ............    318,041
     12,000   Imperial Chemical Industries
               PLC ........................     74,885
     27,000   Imperial Tobacco Group PLC ..    332,670
     50,000   International Power PLC 1 ...    200,998
     10,000   Man Group PLC ...............    134,966
     50,000   Rentokil Initial PLC ........    180,318
     20,000   Safeway PLC .................    102,023
     15,000   Shire Pharmaceuticals Group
               PLC 1 ......................    217,904
    270,000   Signet Group PLC ............    308,571
     15,000   Smiths Group PLC ............    162,829
     30,000   Wolseley PLC ................    223,564
                                           -----------
                                             3,394,108
                                           -----------
TOTAL COMMON STOCKS
   (Cost $28,009,953) ..................... 23,692,306
                                           -----------

              PREFERRED STOCKS--6.93%
              GERMANY--6.93%
      2,000   Fresenius AG ................    208,069
      1,700   Fuchs Petrolub AG ...........     93,063
      1,400   Porsche AG ..................    482,103
      7,000   Rhoen-Klinikum AG ...........    337,091
     22,000   Sixt AG .....................    148,920
      9,236   Suedzucker AG1 ..............    109,933
      5,000   Wella AG ....................    252,137
     15,000   WMF-Wuerttembergische
               Metallwarenfabrik AG .......    196,939
                                           -----------
                                             1,828,255
                                           -----------
TOTAL PREFERRED STOCKS
   (Cost $2,044,018) ......................  1,828,255
                                           -----------
TOTAL INVESTMENTS
   (Cost $30,053,971)2 ..........  96.76%  $25,520,561

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   3.24       855,925
                                  ------   -----------
NET ASSETS ...................... 100.00%  $26,376,486
                                  ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $30,464,039.

3    Fair valued security.

Abbreviation
ADR--American Depository Receipt

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Consumer Discretionary .................     23.83%
   Financials .............................     20.49
   Industrials ............................     12.23
   Health Care ............................     12.03
   Information Technology .................     10.62
   Consumer Staples .......................     10.08
   Materials ..............................      6.87
   Utilities ..............................      2.02
   Telecommunication Services .............      0.92
   Energy .................................      0.91
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS August 31, 2001

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCK--85.87%
              CONSUMER DISCRETIONARY--22.33%
     10,000   Bridgestone Corp. ...........$    84,502
      5,000   Fuji Photo Film Co., Ltd. ...    186,191
      4,000   Honda Motor Co., Ltd. .......    144,572
      7,000   Matsushita Electric
               Industrial Co., Ltd. .......    106,390
     35,000   Mitsukoshi Ltd. .............    121,783
        500   Nintendo Co., Ltd. ..........     79,826
     30,000   Nissan Motor Co., Ltd. ......    175,408
      5,000   Pioneer Corp. ...............     99,625
     25,000   Sanyo Electric Co., Ltd. ....    112,684
      4,500   Sony Corp. ..................    200,556
     50,000   Toei Co., Ltd. ..............    168,078
     16,000   Toyota Motor Corp. ..........    486,625
                                           -----------
                                             1,966,240
                                           -----------
              CONSUMER STAPLES--2.02%
      7,000   Kao Corp. ...................    178,104
                                           -----------
              ENERGY--1.93%
     50,000   Japan Energy Corp. ..........     97,729
     10,000   Showa Shell Sekiyu K.K. .....     72,286
                                           -----------
                                               170,015
                                           -----------
              FINANCIALS--13.65%
     40,000   Asahi Bank (The) Ltd. .......     75,488
      8,000   Mitsui Fudosan Co. Ltd. .....     89,979
         25   Mizuho Holdings, Inc. .......    103,627
     13,000   Nomura Securities Co., Ltd. .    221,239
      2,000   Orix Corp. ..................    199,334
     12,000   Sumitomo Mitsui Banking Corp.     98,066
     13,000   Sumitomo Trust & Banking Co.,
               Ltd. .......................     83,020
      1,500   Takefuji Corp. ..............    129,155
     45,000   Tokyu Land Corp. 1 ..........    100,468
         20   UFJ Holdings, Inc. 1 ........    101,942
                                           -----------
                                             1,202,318
                                           -----------
              HEALTH CARE--6.17%
     10,000   Olympus Optical Co., Ltd. ...    142,382
      7,000   Taisho Pharmaceutical Co.,
               Ltd. .......................    140,949
      4,000   Takeda Chemical Industries,
               Ltd. .......................    164,792
      4,000   Yamanouchi Pharmaceutical
               Co., Ltd. ..................     95,539
                                           -----------
                                               543,662
                                           -----------
              INDUSTRIALS--16.05%
     15,000   Asahi Glass Co., Ltd. .......     85,682
      1,300   Drake Beam Morin Japan, Inc.     129,239
      5,000   Fanuc Ltd. ..................    206,833
     25,000   Keisei Electric Railway Co. .    106,786
      2,000   Konami Sports Corp. .........    113,737
     10,000   Kurita Water Industries, Ltd.    118,118
     15,000   Mitsubishi Corp. ............    125,111
     10,000   Mitsubishi Electric Corp. ...     38,334
     20,000   Nishimatsu Construction Co.,
               Ltd. .......................     99,246
     40,000   Obayashi Corp. ..............    175,576
      1,000   SMC Corp. ...................     91,327
      6,000   Yamato Transport Co., Ltd. ..    123,089
                                           -----------
                                             1,413,078
                                           -----------
              INFORMATION TECHNOLOGY--13.54%
      1,200   Advantest Corp. .............     68,141
      7,000   Canon, Inc. .................    211,129
     10,000   Hitachi Ltd. 1 ..............     82,059
      3,000   Hoya Corp. ..................    159,232
      1,000   Kyocera Corp. ...............     67,652
      5,000   NEC Corp. ...................     61,123
          6   Net One Systems Co., Ltd. ...     79,363
     13,000   Ricoh Co., Ltd. .............    212,149
      3,000   Tohoku Pioneer Corp. ........     65,209
      2,000   Tokyo Electron Ltd. .........    109,861
      5,000   Trend Micro, Inc. 1 .........     76,077
                                           -----------
                                             1,191,995
                                           -----------
              MATERIALS--3.75%
     10,000   Kaneka Corp. ................     75,403
      5,000   Shin-Etsu Chemical Co., Ltd.     155,019
     30,000   Toray Industries, Inc. ......     99,330
                                           -----------
                                               329,752
                                           -----------
              TELECOMMUNICATION SERVICES--5.25%
         20   KDDI Corp. ..................     57,121
         35   Nippon Telegraph & Telephone
               Corp. ......................    159,232
         20   NTT DoCoMo, Inc. ............    246,009
                                           -----------
                                               462,362
                                           -----------
              UTILITIES--1.18%
      4,000   Tokyo Electric Power Co. ....    103,458
                                           -----------
TOTAL COMMON STOCK
   (Cost $8,950,253) ......................  7,560,984
                                           -----------
TOTAL INVESTMENTS
   (Cost $8,950,253)2 ...........  85.87%  $ 7,560,984

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............  14.13     1,244,377
                                  ------   -----------
NET ASSETS ...................... 100.00%  $ 8,805,361
                                  ======   ===========

--------------------------------------------------------------------------------
1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $8,991,060.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                           AUGUST 31, 2001


                                                                          TOP 50                                    TOP 50
                                                                 WORLD PORTFOLIO                          EUROPE PORTFOLIO
                                                                 ---------------                          ----------------
ASSETS
   Investments, at value 1 ......................................... $20,973,770                               $23,082,946
   Cash ............................................................   2,903,676 2                               2,166,780 3
   Receivable for securities sold ..................................     483,767                                   179,543
   Receivable for shares of beneficial interest subscribed .........       3,304                                        --
   Dividend receivable .............................................      32,220                                    48,109
   Interest receivable .............................................       4,902                                     4,652
   Unrealized appreciation on forward currency
     exchange contracts ............................................          --                                        --
   Deferred organization costs .....................................      15,375                                    15,375
                                                                     -----------                               -----------
Total assets .......................................................  24,417,014                                25,497,405
                                                                     -----------                               -----------
LIABILITIES
   Investment management fees payable ..............................      21,704                                    22,275
   Payable for securities purchased ................................      84,418                                    41,743
   Payable for shares of beneficial interest redeemed ..............          --                                    36,588
   Unrealized depreciation on forward currency
     exchange contracts ............................................          --                                        --
   Organization costs payable ......................................      16,394                                    16,394
   Accounting fees payable .........................................       3,447                                     3,447
   Custody fees payable ............................................       4,404                                     4,772
   Administrative agent fees payable ...............................      18,636                                    18,646
   Accrued expenses and other ......................................      34,522                                    27,961
                                                                     -----------                               -----------
Total liabilities ..................................................     183,525                                   171,826
                                                                     -----------                               -----------
NET ASSETS ......................................................... $24,233,489                               $25,325,579
                                                                     ===========                               -----------
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................  26,802,086                                26,694,703
   Net unrealized depreciation on investments
     and foreign currencies ........................................  (2,568,597)                               (1,369,124)
                                                                     -----------                               -----------
NET ASSETS ......................................................... $24,233,489                               $25,325,579
                                                                     ===========                               ===========


Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------


                                                                                                          AUGUST 31, 2001


                                                                          TOP 50                                    TOP 50
                                                                  ASIA PORTFOLIO                              US PORTFOLIO
                                                                 ---------------                          ----------------
ASSETS
   Investments, at value 1 ......................................... $14,379,987                               $32,289,085
   Cash ............................................................     840,720                                 2,193,619
   Receivable for securities sold ..................................      98,000                                        --
   Receivable for shares of beneficial interest subscribed .........          --                                        --
   Dividend receivable .............................................      50,820                                    32,469
   Interest receivable .............................................       3,837                                     3,716
   Unrealized appreciation on forward currency
     exchange contracts ............................................      68,040                                        --
   Deferred organization costs .....................................      15,808                                    15,375
                                                                     -----------                               -----------
Total assets .......................................................  15,457,212                                34,534,264
                                                                     -----------                               -----------
LIABILITIES
   Investment management fees payable ..............................      20,669                                    25,971
   Payable for securities purchased ................................          --                                        --
   Payable for shares of beneficial interest redeemed ..............      78,925                                        --
   Unrealized depreciation on forward currency
     exchange contracts ............................................     320,881                                        --
   Organization costs payable ......................................      16,827                                    16,394
   Accounting fees payable .........................................       3,432                                     3,447
   Custody fees payable ............................................       5,278                                     1,688
   Administrative agent fees payable ...............................      18,639                                    18,643
   Accrued expenses and other ......................................      31,537                                    31,060
                                                                     -----------                               -----------
Total liabilities ..................................................     496,188                                    97,203
                                                                     -----------                               -----------
NET ASSETS ......................................................... $14,961,024                               $34,437,061
                                                                     -----------                               -----------
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................  16,559,543                                37,511,183
   Net unrealized depreciation on investments
     and foreign currencies ........................................  (1,598,519)                               (3,074,122)
                                                                     -----------                               -----------
NET ASSETS ......................................................... $14,961,024                               $34,437,061
                                                                     ===========                               ===========



                                                                                                           AUGUST 31, 2001

                                                                        EUROPEAN
                                                                         MID-CAP                                  JAPANESE
                                                                       PORTFOLIO                          EQUITY PORTFOLIO
                                                                     -----------                          ----------------
ASSETS
   Investments, at value 1 ......................................... $25,520,561                               $ 7,560,984
   Cash ............................................................     615,862                                 1,328,048
   Receivable for securities sold ..................................     358,838                                     7,189
   Receivable for shares of beneficial interest subscribed .........          --                                        --
   Dividend receivable .............................................       1,088                                       971
   Interest receivable .............................................       6,727                                     1,979
   Unrealized appreciation on forward currency
     exchange contracts ............................................          --                                        --
   Deferred organization costs .....................................      15,917                                    15,953
                                                                     -----------                               -----------
Total assets ....................................................... $26,518,993                                 8,915,124
                                                                     -----------                               -----------
LIABILITIES
   Investment management fees payable ..............................      23,185                                     6,371
   Payable for securities purchased ................................      22,373                                        --
   Payable for shares of beneficial interest redeemed ..............      13,909                                     4,835
   Unrealized depreciation on forward currency
     exchange contracts ............................................          --                                    15,295
   Organization costs payable ......................................      16,936                                    16,972
   Accounting fees payable .........................................       3,447                                     3,447
   Custody fees payable ............................................       4,904                                     4,774
   Administrative agent fees payable ...............................      18,641                                    18,643
   Accrued expenses and other ......................................      39,112                                    39,426
                                                                     -----------                               -----------
Total liabilities ..................................................     142,507                                   109,763
                                                                     -----------                               -----------
NET ASSETS ......................................................... $26,376,486                               $ 8,805,361
                                                                     -----------                               -----------
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................  30,911,038                                10,209,931
   Net unrealized depreciation on investments
     and foreign currencies ........................................  (4,534,552)                               (1,404,570)
                                                                     -----------                               -----------
NET ASSETS ......................................................... $26,376,486                               $ 8,805,361
                                                                     -----------                               -----------

--------------------------------------------------------------------------------
1 Cost of investments: Top 50 World Portfolio $23,540,729, Top 50 Europe Portfolio $24,453,766, Top 50 Asia Portfolio $15,726,076, Top 50 US

     Portfolio $35,363,207, European Mid-Cap Portfolio $30,053,971 and Japanese Equity Portfolio $8,950,253.

2    Includes foreign currency of $84,418 with a cost of $85,225.

3    Includes foreign currency of $41,743 with a cost of $41,722.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      88-89

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                                                    TOP 50
                                                                                                           AUGUST 31, 2001


                                                                         TOP 50                                     TOP 50
                                                                WORLD PORTFOLIO                            EUROPE PORTFOLIO
                                                                ---------------                            ----------------
INVESTMENT INCOME
   Dividend income ............................................... $    305,451                                 $   450,374
   Less:foreign withholding taxes ................................      (33,461)                                    (97,401)
                                                                   ------------                                 -----------
     Net dividend income .........................................      271,990                                     352,973
   Interest income ...............................................      122,429                                     129,944
                                                                   ------------                                 -----------
Total investment income ..........................................      394,419                                     482,917
                                                                   ------------                                 -----------
EXPENSES
   Investment management fees ....................................      297,757                                     331,182
   Operations agent fees .........................................       60,000                                      60,000
   Administrative agent fees .....................................       50,000                                      50,000
   Custody fees ..................................................       41,805                                      46,757
   Accounting fees ...............................................       40,114                                      40,114
   Professional fees .............................................       33,665                                      32,246
   Amortization of organization expense ..........................       12,069                                      12,069
   Interest expense ..............................................           --                                          --
   Other expenses ................................................       15,091                                      14,356
                                                                   ------------                                 -----------
Total expenses ...................................................      550,501                                     586,724
                                                                   ------------                                 -----------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ....................     (156,082)                                   (103,807)
                                                                   ------------                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES Net realized gain (loss) on:
     Investment transactions .....................................   (3,748,887)                                 (2,867,234)
     Foreign currency transactions ...............................      (28,515)                                    (47,121)
     Forward foreign currency transactions .......................       (4,417)                                    (90,571)
     Futures transactions ........................................           --                                      (7,780)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .......................   (8,152,589)                                 (6,836,887)
                                                                   ------------                                 -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES ........................................  (11,934,408)                                 (9,849,593)
                                                                   ------------                                 -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................... $(12,090,490)                                $(9,953,400)
                                                                   ============                                 ===========




                                                                                                                    TOP 50
                                                                                                           AUGUST 31, 2001


                                                                         TOP 50                                      TOP 50
                                                                 ASIA PORTFOLIO                                US PORTFOLIO
                                                                 --------------                                ------------
INVESTMENT INCOME
   Dividend income ............................................... $    648,308                                $    268,231
   Less:foreign withholding taxes ................................     (100,125)                                       (195)
                                                                   ------------                                ------------
     Net dividend income .........................................      548,183                                     268,036
   Interest income ...............................................      123,590                                      56,689
                                                                   ------------                                ------------
Total investment income ..........................................      671,773                                     324,725
                                                                   ------------                                ------------
EXPENSES
   Investment management fees ....................................      393,675                                     311,150
   Operations agent fees .........................................       60,000                                      60,000
   Administrative agent fees .....................................       50,000                                      50,000
   Custody fees ..................................................       51,510                                      17,804
   Accounting fees ...............................................       40,077                                      40,113
   Professional fees .............................................       33,414                                      33,427
   Amortization of organization expense ..........................       12,069                                      12,069
   Interest expense ..............................................        8,651                                          --
   Other expenses ................................................       15,353                                      14,456
                                                                   ------------                                ------------
Total expenses ...................................................      664,749                                     539,019
                                                                   ------------                                ------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ....................        7,024                                    (214,294)
                                                                   ------------                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES Net realized gain (loss) on:
     Investment transactions .....................................    5,478,231                                  (4,022,803)
     Foreign currency transactions ...............................      973,544                                          --
     Forward foreign currency transactions .......................       (7,701)                                         --
     Futures transactions ........................................           --                                          --
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .......................  (26,956,605)                                (15,055,203)
                                                                   ------------                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES ........................................  (20,512,531)                                (19,078,006)
                                                                   ------------                                ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................... $(20,505,507)                               $(19,292,300)
                                                                   ============                                ============




                                                                                                                    TOP 50
                                                                                                           AUGUST 31, 2001

                                                                      EUROPEAN
                                                                        MID-CAP                                    JAPANESE
                                                                      PORTFOLIO                            EQUITY PORTFOLIO
                                                                      ---------                            ----------------
INVESTMENT INCOME
   Dividend income ............................................... $    575,746                                 $    54,133
   Less:foreign withholding taxes ................................     (137,057)                                     (9,532)
                                                                   ------------                                 -----------
     Net dividend income .........................................      438,689                                      44,601
   Interest income ...............................................      268,752                                      37,487
                                                                   ------------                                 -----------
Total investment income ..........................................      707,441                                      82,088
                                                                   ------------                                 -----------
EXPENSES
   Investment management fees ....................................      399,103                                      97,335
   Operations agent fees .........................................       60,000                                      60,000
   Administrative agent fees .....................................       50,000                                      50,000
   Custody fees ..................................................       54,482                                      36,778
   Accounting fees ...............................................       40,114                                      40,113
   Professional fees .............................................       42,252                                      42,229
   Amortization of organization expense ..........................       12,069                                      12,069
   Interest expense ..............................................           --                                         460
   Other expenses ................................................       14,689                                      13,953
                                                                   ------------                                 -----------
Total expenses ...................................................      672,709                                     352,937
                                                                   ------------                                 -----------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ....................       34,732                                    (270,849)
                                                                   ------------                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES Net realized gain (loss) on:
     Investment transactions .....................................  (12,025,975)                                   (759,351)
     Foreign currency transactions ...............................     (101,707)                                    744,006
     Forward foreign currency transactions .......................     (125,741)                                    (60,185)
     Futures transactions ........................................           --                                         --
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .......................  (16,518,325)                                 (5,236,372)
                                                                   ------------                                 -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES ........................................  (28,771,748)                                 (5,311,902)
                                                                   ------------                                 -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................... $(28,737,016)                                $(5,582,751)
                                                                   ============                                 ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      90-91

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    FOR THE YEARS ENDED AUGUST 31,
                                                                        2001              2000              2001              2000


                                                                                        TOP 50                              TOP 50
                                                                               WORLD PORTFOLIO                    EUROPE PORTFOLIO
                                                                               ---------------                    ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income .............. $   (156,082)     $   (247,863)     $   (103,807)     $   (118,574)
   Net realized gain (loss) on investment and
   foreign currency transactions ..............................   (3,781,819)        1,150,173        (3,012,706)        4,205,760
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .......................   (8,152,589)        2,272,755        (6,836,887)        3,641,132
                                                                ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from operations ........  (12,090,490)        3,175,065        (9,953,400)        7,728,318
                                                                ------------      ------------      ------------      ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .............................   11,999,381        19,435,068        17,715,877        48,132,759
   Value of capital withdrawn .................................  (11,621,756)      (10,064,518)      (28,830,181)      (42,018,389)
                                                                ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from
   capital transactions .......................................      377,625         9,370,550       (11,114,304)        6,114,370
                                                                ------------      ------------      ------------      ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ......................  (11,712,865)       12,545,615       (21,067,704)       13,842,688
 NET ASSETS
   Beginning of year ..........................................   35,946,354        23,400,739        46,393,283        32,550,595
                                                                ------------      ------------      ------------      ------------
   End of year ................................................ $ 24,233,489      $ 35,946,354      $ 25,325,579      $ 46,393,283
                                                                ============      ============      ============      ============




                                                                                                    FOR THE YEARS ENDED AUGUST 31,
                                                                        2001              2000              2001              2000


                                                                                        TOP 50                              TOP 50
                                                                                ASIA PORTFOLIO                        US PORTFOLIO
                                                                                --------------                        ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income ..............$       7,024      $   (293,189)     $   (214,294)     $   (282,985)
   Net realized gain (loss) on investment and
   foreign currency transactions ..............................    6,444,074        11,152,578        (4,022,803)        1,361,803
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .......................  (26,956,605)          173,475       (15,055,203)        4,972,523
                                                               -------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from operations ........  (20,505,507)       11,032,864       (19,292,300)        6,051,341
                                                               -------------      ------------      ------------      ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .............................   80,713,107        63,431,276        25,850,750        23,720,168
   Value of capital withdrawn ................................. (122,384,533)      (67,458,206)       (8,409,105)      (17,670,470)
                                                               -------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from
   capital transactions .......................................  (41,671,426)       (4,026,930)       17,441,645         6,049,698
                                                               -------------      ------------      ------------      ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ......................  (62,176,933)        7,005,934        (1,850,655)       12,101,039
 NET ASSETS
   Beginning of year ..........................................   77,137,957        70,132,023        36,287,716        24,186,677
                                                               -------------      ------------      ------------      ------------
   End of year ................................................$  14,961,024      $ 77,137,957      $ 34,437,061      $ 36,287,716
                                                               =============      ============      ============      ============



                                                                                                    FOR THE YEARS ENDED AUGUST 31,
                                                                        2001              2000              2001              2000

                                                                                      EUROPEAN
                                                                                       MID-CAP                            JAPANESE
                                                                                     PORTFOLIO                    EQUITY PORTFOLIO
                                                                                     ---------                    ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in excess of) income ..............$      34,732       $  (342,418)     $   (270,849)     $   (392,629)
   Net realized gain (loss) on investment and
   foreign currency transactions ..............................  (12,253,423)        1,789,721           (75,530)        7,061,446
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .......................  (16,518,325)       10,993,853        (5,236,372)       (1,504,167)
                                                               -------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from operations ........  (28,737,016)       12,441,156        (5,582,751)        5,164,650
                                                               -------------      ------------      ------------      ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .............................  135,056,776        99,403,710        13,743,888        42,980,409
   Value of capital withdrawn ................................. (147,576,019)      (73,042,721)      (14,932,032)      (53,468,829)
                                                               -------------      ------------      ------------      ------------
 Net increase (decrease) in net assets from
   capital transactions .......................................  (12,519,243)       26,360,989        (1,188,144)      (10,488,420)
                                                               -------------      ------------      ------------      ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ......................  (41,256,259)       38,802,145        (6,770,895)       (5,323,770)
 NET ASSETS
   Beginning of year ..........................................   67,632,745        28,830,600        15,576,256        20,900,026
                                                               -------------      ------------      ------------      ------------
   End of year ................................................$  26,376,486      $ 67,632,745      $  8,805,361      $ 15,576,256
                                                               =============      ============      ============      ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      92-93

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 TOP 50 WORLD PORTFOLIO                                                                           FOR THE PERIOD
                                                                                               OCTOBER 2, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................. $24,233          $35,946          $23,401               $9,801
   Ratios to average net assets:
     Expenses in excess of income ...............   (0.52)%          (0.78)%          (1.49)%              (1.75)% 3
     Expenses after interest expense 2 ..........    1.86%            1.84%            2.98%                3.75% 3
     Expenses before interest expense ...........    1.86%            1.83%            2.98%                3.75% 3
   Portfolio turnover rate ......................      67%             101%              79%                 125%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998 and the year ended 1999, interest expense rounded to less than 0.01%. For the year ended August 31, 2001, the Portfolio incurred no interest expense.

3    Annualized.


 TOP 50 EUROPE PORTFOLIO                                                                          FOR THE PERIOD
                                                                                               OCTOBER 2, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................. $25,326          $46,393          $32,551              $18,782
   Ratios to average net assets:
     Expenses in excess of income ...............   (0.31)%          (0.30)%          (0.52)%              (1.49)% 3
     Expenses after interest expense 2 ..........    1.77%            1.68%            2.09%                3.49% 3
     Expenses before interest expense ...........    1.77%            1.68%            2.09%                3.49% 3
   Portfolio turnover rate ......................      62%              65%              61%                  27%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998 and the year ended 1999, interest expense rounded to less than 0.01%. For the year ended August 31, 2001, the Portfolio incurred no interest expense.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA PORTFOLIO                                                                            FOR THE PERIOD
                                                                                              OCTOBER 14, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................. $14,961          $77,138          $70,132              $17,948
   Ratios to average net assets:
     Net investment (expenses in excess
        of) income ..............................    0.02%           (0.35)%          (0.50)%              (0.15)% 3
     Expenses after interest expense 2 ..........    1.69%            1.37%            1.81%                2.19% 3
     Expenses before interest expense ...........    1.67%            1.36%            1.80%                2.19% 3
   Portfolio turnover rate ......................      38%              48%              51%                  54%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998, interest expense rounded to less than 0.01%.

3    Annualized.


 TOP 50 US PORTFOLIO                                                                              FOR THE PERIOD
                                                                                               OCTOBER 2, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................. $34,437          $36,288          $24,187              $14,320
   Ratios to average net assets:
     Expenses in excess of income ...............   (0.59)%          (1.00)%          (1.00)%              (2.18)% 3
     Expenses after interest expense 2 ..........    1.47%            1.67%            1.98%                3.24% 3
     Expenses before interest expense ...........    1.47%            1.67%            1.98%                3.24% 3
   Portfolio turnover rate ......................      31%              68%              58%                  24%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998 and the years ended 1999 and 2000, interest expense amounts rounded to less than 0.01%. For the year ended August 31, 2001, the Portfolio incurred no interest expense.

3    Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN MID-CAP PORTFOLIO                                                                       FOR THE PERIOD
                                                                                              OCTOBER 17, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................. $26,376          $67,633          $28,831              $11,606
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .......................    0.07%           (0.67)%          (1.18)%              (8.36)% 3
     Expenses after interest expense 2 ..........    1.43%            1.43%            2.37%                9.77% 3
     Expenses before interest expense ...........    1.43%            1.40%            2.34%                9.77% 3
   Portfolio turnover rate ......................      62%              72%              89%                  82%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998 and the year ended August 31, 2001, the Portfolio incurred no interest expense.

3    Annualized.



 JAPANESE EQUITY PORTFOLIO                                                                        FOR THE PERIOD
                                                                                              OCTOBER 20, 1997 1
                                                                                                         THROUGH
                                                             FOR THE YEARS ENDED AUGUST 31,           AUGUST 31,
                                                     2001             2000             1999                 1998
                                                  -------          -------          -------    -----------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .............................  $8,805          $15,576          $20,900               $1,649
   Ratios to average net assets:
     Expenses in excess of income ...............   (2.37)%          (1.74)%          (5.22)%             (14.46)% 3
     Expenses after interest expense 2 ..........    3.09%            2.18%            5.75%               15.44% 3
     Expenses before interest expense ...........    3.08%            2.16%            5.72%               15.44% 3
   Portfolio turnover rate ......................     119%             120%             133%                  95%

--------------------------------------------------------------------------------
1    Commencement of operations.

2 For the period ended August 31, 1998, the Portfolio incurred no interest expense.

3    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
        A. ORGANIZATION

Deutsche Investors Portfolios Trust ('Portfolios Trust') (formerly Flag Investors Portfolios) was organized as a business trust under the laws of the State of New York on June 20, 1997. The Portfolios Trust is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended as an open-end management investment company. The Portfolios Trust currently consists of six portfolios, including the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio, (each a 'Portfolio' and collectively, the 'Portfolios'), six separate investment series, each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes thereto relate to each of the Portfolios.

The investment Advisor (the 'Advisor') to each Portfolio is Investment Company Capital Corp. (ICCC), an indirect subsidiary of Deutsche Bank AG. Prior to May 7, 2001, Deutsche Fund Management, Inc. ('DFM'), an indirect wholly-owned subsidiary of Deutsche Bank AG, served as the investment advisor to each of the Portfolios under the same fee structure. The investment objective of each Portfolio is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Advisor to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisor determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At August 31, 2001, Top 50 Europe Portfolio andEuropeanMid-Cap Portfolio each had one security fair valued at $5,374 and $1,286, respectively, representing less than 1.0% of the net assets of each Portfolio.

C. CASH
Deposits held at Investors Bank and Trust Company ('IBT'), the custodian to each Portfolio, in a variable rate account are classified as cash. At August 31, 2001 the interest rate was 2.25%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND
   INVESTMENT INCOME
Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of each Portfolio are allocated pro rata among the investors in each Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of each Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolios may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to each Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by each Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolios may enter into financial futures contracts, which are contracts to buy a standard quantity of securities, currencies or indices at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a Portfolio are charged to that Portfolio. Expenses attributable to the Portfolios Trust are allocated among the Portfolios based on their relative net asset value.

I. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios.

J. FEDERAL INCOME TAXES
Each Portfolio is considered a partnership under the InternalRevenue Code.Therefore, no federal income tax provision is required.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the 'Management Agreement') with Investment Company Capital Corp. (ICCC) ('the Advisor'). ICCC retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ('DWS'), as investment sub-advisor to the Portfolios, except for the Top 50 US Portfolio. Deutsche Asset Management, Inc. ('DeAM, Inc.') is the investment sub-advisor of the Top 50 US Portfolio. As compensation for the services rendered by ICCC, ICCC receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis:

Top 50 World                                1.00%
Top 50 Europe                               1.00%
Top 50 Asia                                 1.00%
Top 50 US                                   0.85%
European Mid-Cap                            0.85%
Japanese Equity                             0.85%

As compensation for their services, both DWS and DeAM, Inc. receive a fee paid by ICCC which is based on the average daily net assets of each respective Portfolio. The Advisor and Sub-Advisors are indirect subsidiaries of Deutsche Bank AG.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

ICCC serves as operations agent to each of the Portfolios. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of each Portfolio, subject to a minimum fee of $60,000 annually per Portfolio.

ICCC provides sub-administrative services to each Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum annual fee of $50,000 per Portfolio. Prior to September 1, 2000, IBT Trust Co. (Cayman) Ltd. provided sub-administrative services to each portfolio and operated under a similar fee structure.

For the year ended August 31, 2001, affiliates of Deutsche Bank AG received brokerage commissions from the Portfolios as a result of executing agency transactions in portfolio securities as follows:

Top 50 World Portfolio                           $  --
Top 50 Europe Portfolio                            465
Top 50 Asia Portfolio                              434
Top 50 US Portfolio                                 --
European Mid-Cap Portfolio                         304
Japanese Equity Portfolio                        3,411

Certain Trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, excluding short-term securities, for each Portfolio for the year ended August 31, 2001 were as follows:

                 Top 50              Top 50            Top 50
        World Portfolio    Europe Portfolio    Asia Portfolio
        ---------------    ----------------    --------------
Purchases   $18,067,062         $19,028,538       $14,020,707
Sales        20,630,921          25,968,612        54,785,306

                 Top 50            European           Japanese
           US Portfolio   Mid-Cap Portfolio   Equity Portfolio
           ------------   -----------------   ----------------
Purchases   $26,773,239         $25,614,694        $12,749,702
Sales        11,015,836          37,274,048         14,423,415

At August 31, 2001, the tax basis of investments and the aggregate gross unrealized appreciation, and the aggregate gross unrealized depreciation of investments for US federal income tax purposes for each Portfolio were as follows:

                       Top 50              Top 50            Top 50
              World Portfolio    Europe Portfolio    Asia Portfolio
              ---------------    ----------------    --------------
Cost of
  investments     $24,396,066         $25,130,109       $15,999,817
Gross unrealized
  appreciation      1,508,161           1,668,387         2,460,284
Gross unrealized
  depreciation      4,930,457           3,715,550         4,080,114


                        Top 50               European            Japanese
                  US Portfolio      Mid-Cap Portfolio    Equity Portfolio
                  ------------      -----------------    ----------------
Cost of
  investments      $35,462,849            $30,464,039          $8,991,060
Gross unrealized
  appreciation       2,570,786              2,954,504             253,435
Gross unrealized
  depreciation       5,744,550              7,897,982           1,683,511

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company ('IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 (for all portfolios) or 33% of the assets of any single Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2001, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. During the year ended August 31, 2001, the weighted average interest rate paid, and the maximum and average amount of the loans outstanding during the period were:

                Top 50     Top 50      Top 50     Top 50   European   Japanese
                 World     Europe        Asia         US    Mid-Cap     Equity
             Portfolio  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio
              --------  ---------   ---------  ---------  ---------  ---------
Weighted Average
 Interest Rate     --%        --%       6.55%        --%        --%       5.00%
Maximum
 Outstanding       --         --   7,030,481         --         --     713,171
Average
 Outstanding       --         --   1,553,965         --         --     197,670

Commitment fees paid by the Portfolios Trust during the year were $10,337. At August 31, 2001, the Portfolios had no debt outstanding under the Line of Credit Agreement.

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On August 31, 2001 the Top 50 Asia and Japanese Equity Portfolios had the following open forward currency contracts outstanding:

TOP 50 ASIA PORTFOLIO

                                                                                                         Unrealized
                                                                                                      Appreciation/
                                                                                        Contract      (Depreciation)
Contracts to Deliver                       In Exchange For   Settlement Date          Value (US$)              (US$)
--------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------
Japanese Yen      850,000,000      US Dollar    $6,858,047           9/25/01          $7,178,928          $(320,881)
--------------------------------------------------------------------------------------------------------------------
                                                                                     Total Sales           (320,881)
--------------------------------------------------------------------------------------------------------------------
Contracts to Receive
--------------------------------------------------------------------------------------------------------------------
Purchases
--------------------------------------------------------------------------------------------------------------------
Japanese Yen      100,000,000      US Dollar    $  807,234           9/25/01          $  844,580          $  37,346
Japanese Yen      300,000,000      US Dollar     2,503,045           9/25/01           2,533,739             30,694
--------------------------------------------------------------------------------------------------------------------
                                                                                 Total Purchases             68,040
--------------------------------------------------------------------------------------------------------------------
                                                                     Net Unrealized Depreciation          $(252,841)
--------------------------------------------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO

                                                                                                        Unrealized
                                                                                       Contract       Depreciation
Contracts to Deliver                      In Exchange For  Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Japanese Yen      500,000,000      US Dollar    $4,224,329           11/5/01          $4,239,624           $(15,295)
-------------------------------------------------------------------------------------------------------------------
                                                                                     Total Sales            (15,295)
-------------------------------------------------------------------------------------------------------------------
                                                                     Net Unrealized Depreciation           $(15,295)
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6--OFF-BALANCE SHEET RISK AND
        CONCENTRATION OF CREDIT RISK
The Statements of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off balance sheet items and items recorded on the Portfolios' Statement of Assets and Liabilities. Credit risk is measured by the loss a Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to a Portfolio. Because each Portfolio may enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of each Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

NOTE 7--RISKS OF INVESTING IN
        FOREIGN SECURITIES
Each Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 8--ADDITIONAL INFORMATION
On May 7, 2001, the name of the 'Flag Investors' family of mutual funds was changed to 'Deutsche Asset Management'. As a result, this change affected the name of the Portfolios and resulted in modifications to the presentation of the Portfolios' periodic reports.

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


Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Deutsche Investors Portfolios Trust and Beneficial Interest Holders of Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity
Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio, and Japanese Equity Portfolio (constituting Deutsche Investors Portfolios Trust, formerly Flag Investors Portfolios Trust, hereafter referred to as the 'Portfolios Trust') at August 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolios Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 5, 2001

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                                  (BLANK PAGE)

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210

or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities ofDeutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche BancAlex. BrownInc., Deutsche Asset Management,Inc., andDeutsche Asset Management Investment Services Limited.


Top 50 World Fund
   Class A Shares                                           CUSIP #251555645
   Class B Shares                                           CUSIP #251555637
   Class C Shares                                           CUSIP #251555629
Top 50 Europe Fund
   Class A Shares                                           CUSIP #251555710
   Class B Shares                                           CUSIP #251555694
   Class C Shares                                           CUSIP #251555686
Top 50 Asia Fund
   Class A Shares                                           CUSIP #251555744
   Class B Shares                                           CUSIP #251555736
   Class C Shares                                           CUSIP #251555728
Top 50 US Fund
   Class A Shares                                           CUSIP #251555678
   Class B Shares                                           CUSIP #251555660
   Class C Shares                                           CUSIP #251555652
EuropeanMid-Cap Fund
   Class A Shares                                           CUSIP #251555819
   Class B Shares                                           CUSIP #251555793
   Class C Shares                                           CUSIP #251555785
Japanese Equity Fund
   Class A Shares                                           CUSIP #251555777
   Class B Shares                                           CUSIP #251555769
   Class C Shares                                           CUSIP #251555751
                                                            BDDWSANN (08/01)
Distributed by:
ICC Distributors, Inc.